              As filed with the Securities and Exchange Commission
                               on October 1, 2002
                      Registration No. 333-74295; 811-09253

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [ ]

Pre-Effective Amendment No.                                             [ ]
                            ---

Post-Effective Amendment No. 46                                         [X]

                                       And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [ ]
Amendment No. 47                                                        [X]

                                   ----------

                             WELLS FARGO FUNDS TRUST
               (Exact Name of Registrant as specified in Charter)

                                525 Market Street
                             San Francisco, CA 94105
          (Address of Principal Executive Offices, including Zip Code)

                                   ----------

       Registrant's Telephone Number, including Area Code: (800) 643-9691

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                          525 Market Street, 12th Floor
                             San Francisco, CA 94105
                     (Name and Address of Agent for Service)

                                 With a copy to:
                             Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                             Morrison & Foerster LLP
                          2000 Pennsylvania Ave., N.W.
                             Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[X]  Immediately upon filing pursuant to Rule 485(b), or

[ ]  60 days after filing pursuant to Rule 485(a)(1), or

[ ]  on           pursuant to Rule 485(a)(1)
        ---------

[ ]  75 days after filing pursuant to Rule 485(a)(2), or

[ ]  on            pursuant to Rule 485(a)(2)
        ----------

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 46 to the Registration Statement of Wells Fargo Funds Trust is being filed to add the audited financial statements and certain related financial information for the fiscal year ended May 31, 2002 for the Diversified Bond Fund, Income Fund, Income Plus Fund, Intermediate Government Income Fund, Limited Term Government Income Fund, Stable Income Fund, Tactical Maturity Bond Fund, WealthBuilder Growth Balanced Portfolio, WealthBuilder Growth & Income Portfolio and WealthBuilder Growth Portfolio, and to make certain other non-material changes to the prospectuses and statements of additional information for these funds.

                             WELLS FARGO FUNDS TRUST
                              Cross Reference Sheet

Form N-1A Item Number

Part A                  Prospectus Captions

 1                      Front and Back Cover Pages
 2                      Objectives
                        Principal Strategies
                        Summary of Important Risks
 3                      Summary of Expenses
                        Example of Expenses
 4                      Objectives
                        Principal Strategies
                        Summary of Important Risks
                        See Individual Fund Summaries
                        Additional Strategies and General Investment Risks
 5                      Not applicable
 6                      Organization and Management of the Funds
 7                      Your Account
                        How to Buy Shares
                        How to Sell Shares
                        Income and Gain Distributions
                        Taxes
 8                      Distribution Plan
 9                      See Individual Fund Summaries

Part B                  Statement of Additional Information Captions

10                      Cover Page and Table of Contents
11                      Capital Stock
                        Cover Page
12                      Cover Page
                        Investment Policies
                        Additional Permitted Investment Activities and
                        Associated Risks
13                      Management
14                      Capital Stock
15                      Management
                        Additional Purchase and Redemption Information
16                      Portfolio Transactions
17                      Capital Stock
18                      Determination of Net Asset Value
                        Additional Purchase and Redemption Information
19                      Taxes
20                      Management
21                      Performance Calculations
22                      Financial Information

Part C                  Other Information

23-30 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                                                              [WELLS FARGO LOGO]

WELLS FARGO INCOME FUNDS                                         -------------
                                                                  PROSPECTUS
                                                                 -------------

                                          Income Fund

                                          Income Plus Fund

                                          Intermediate Government Income Fund

                                          Limited Term Government Income Fund

                                          Stable Income Fund

                                          Class A, Class B, Class C

                                                                 October 1, 2002

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates, Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Table of Contents                                                            Income Funds
-----------------------------------------------------------------------------------------
Overview                            Objectives and Principal Strategies                 4
                                    Summary of Important Risks                          6
Important summary information       Performance History                                 8
about the Funds.                    Summary of Expenses                                14
                                    Key Information                                    18
-----------------------------------------------------------------------------------------
The Funds                           Income Fund                                        20
                                    Income Plus Fund                                   24
Important information about         Intermediate Government Income Fund                28
the individual Funds.               Limited Term Government Income Fund                32
                                    Stable Income Fund                                 36
                                    Additional Strategies and
                                     General Investment Risks                          40
                                    Organization and Management
                                     of the Funds                                      44
-----------------------------------------------------------------------------------------
Your Investment                     A Choice of Share Classes                          47
                                    Reductions and Waivers of Sales Charges            51
How to open an account and          Exchanges                                          54
how to buy, sell and exchange
Fund shares.                        Your Account                                       55
                                      How to Buy Shares                                57
                                      How to Sell Shares                               60
-----------------------------------------------------------------------------------------
Reference                           Additional Services and
                                     Other Information                                 62
Additional information and
term definitions.                   Description of Core Portfolio                      64
                                    Portfolio Managers                                 66
                                    Glossary                                           67

Income Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details. Words appearing in italicized print and highlighted in color are defined in the Glossary.

--------------------------------------------------------------------------------
FUND                          OBJECTIVE
--------------------------------------------------------------------------------
  Income Fund                 Seeks current income and total return.

  Income Plus Fund            Seeks to maximize income while maintaining
                              prospects for capital appreciation.

  Intermediate Government     Seeks current income, consistent with safety of
  Income Fund                 principal.

  Limited Term Government     Seeks current income while preserving capital.
  Income Fund

  Stable Income Fund          Seeks stability of principal while providing lower
                              volatility total return.

4 Income Funds Prospectus

--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

We invest in a broad spectrum of issues, including U.S. Government obligations, mortgage- and other asset-backed securities, and the debt securities of financial institutions, corporations, and others. We establish a target range for the Fund's average portfolio duration based on the average portfolio duration of the mutual funds included in the Lipper Corporate A-Rated Debt Average (which is currently about 4-5 years, but is expected to change frequently).

We invest in corporate and government debt securities and income-producing equity securities selected with particular consideration for their potential to generate current income. We may buy debt securities that are below investment-grade (sometimes referred to as "junk bonds"), as well as debt rated in the lower investment grade categories. An equity focus will be on securities issued by companies in industries that tend to pay higher ongoing dividends, such as utilities. We may also buy preferred stock and other convertible securities, as well as the common stock of any size company.

We invest in fixed and variable rate U.S. Government obligations. We establish a range for the Fund's average portfolio duration based on the average duration of 5-year U.S. Treasury securities.

We invest substantially all of the Fund's total assets in short- to intermediate -term U.S. Government obligations, although we may invest in securities of any maturity. Under normal circumstances, we expect to maintain a dollar-weighted average maturity between 2 and 5 years. We seek to preserve capital by shortening average maturity when we expect interest rates to increase and to increase total return by lengthening maturity when we expect interest rates to fall.

The Fund is a gateway fund that invests in short-term investment-grade securities which include mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate U.S. dollar-denominated fixed-income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations, and others.

                                                    Income Funds Prospectus   5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

..   the individual Fund descriptions beginning on page 20;

..   the "Additional Strategies and General Investment Risks" section beginning on page 40; and

..   the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------
Debt Securities
The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Mortgage- and Other Asset-Backed Securities
Certain Funds invest in mortgage- and other asset-backed securities which may not be guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on the portfolio. Asset-backed securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

6  Income Funds Prospectus

--------------------------------------------------------------------------------
FUND                            SPECIFIC RISKS
--------------------------------------------------------------------------------

Income Fund                     The Fund is primarily subject to the risks
                                described under the "Common Risks for the Funds" on page 6. We may invest in lower-rated securities, which tend to be more sensitive to economic conditions and involve greater credit risk than higher-rated securities.

Income Plus Fund                The Fund is primarily subject to the "Debt
                                Securities" risks described under the "Common
                                Risks for the Funds" on page 6. We may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as "junk bonds"). Such debt securities have a much greater risk of default
                                (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.
                                Investments in securities of foreign issuers, which are also subject to potentially less liquidity and greater price volatility are also subject to various additional risks, including those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets.

Intermediate Government         The Funds are primarily subject to the risks
Income Fund and Limited         described under the "Common Risks for the Funds"
Term Government Income          on page 6. The U.S. Government does not
Fund                            guarantee the market value or current yield of
                                its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government. We may invest in stripped treasury securities which have greater interest rate risk than traditional government securities with identical credit ratings and like maturities.

Stable Income Fund              The Fund is primarily subject to the risks
                                described under the "Common Risks for the Funds" on page 6.

                                                      Income Funds Prospectus  7

Performance History
--------------------------------------------------------------------------------

The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

Income Fund Class A Calendar Year Returns*

   [GRAPHIC]

'92         7.96%
'93         8.90%
'94        (7.00)%
'95        17.34%
'96         1.91%
'97        10.26%
'98         8.98%
'99        (3.94)%
'00        10.90%
'01         6.64%

Best Qtr.: Q2 '95 . 6.05%       Worst Qtr.: Q2  '94 . (3.39)%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through June 30, 2002 was 2.16%.

The table below provides average annual total return information for the Fund's Class A and Class B shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B shares will vary.

    Average annual total returns/1/
    for the period ended 12/31/01                       1 year  5 years 10 years

    Class A Returns Before Taxes (Incept. 6/9/87)        1.84%   5.45%    5.48%

    Class A Returns After Taxes on Distributions        (0.44)%  2.90%    2.70%

    Class A Returns After Taxes on Distributions
     and Sale of Fund Shares                             1.09%   3.06%    2.97%

    Class B Returns Before Taxes (Incept. 8/5/93)/2/     0.84%   5.30%    5.17%

    LB Aggregate Bond Index/3/                           8.44%   7.43%    7.23%

/1/ Returns reflect applicable sales charges.

/2/ Performance shown for periods prior to the inception of the Class B shares reflects the performance of the Class A shares adjusted for Class B share expenses.

/3/ Lehman Brothers Aggregate Bond Index.

8   Income Funds Prospectus

--------------------------------------------------------------------------------

Income Plus Fund Class A Calendar Year Returns*

  [GRAPHIC]

'99   (3.47)%
'00    2.77%
'01    7.76%

Best Qtr.: Q1 '01  . 3.39%       Worst Qtr.: Q3  '99 . (1.44)%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through June 30, 2002 was 1.92%.

The table below provides average annual total return information for the Fund's Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

    Average annual total returns/1/                                       Life
    for the period ended 12/31/01                              1 year    of Fund

    Class A Returns Before Taxes (Incept. 7/13/98)              2.94%    1.60%

    Class A Returns After Taxes on Distributions                0.45%   (1.22)%

    Class A Returns After Taxes on Distributions
       Sale of Fund Shares                                      1.75%   (0.16)%

    Class B Returns Before Taxes (Incept. 7/13/98)              2.06%    1.50%

    Class C Returns Before Taxes (Incept. 7/13/98)              6.06%    2.22%

    LB Aggregate Bond Index/2/                                  8.44%    6.72%

/1/ Returns reflect applicable sales charges.

/2/ Lehman Brothers Aggregate Bond Index.

                                                      Income Funds Prospectus  9

Performance History
--------------------------------------------------------------------------------

Intermediate Government Income Fund Class A Calendar Year Returns*/2/

[GRAPHIC]

'92     6.00%
'93     8.96%
'94    (6.16)%
'95    13.75%
'96     3.13%
'97     8.72%
'98     9.65%
'99    (2.21)%
'00    11.02%
'01     6.59%

Best Qtr.: Q3 '98  . 5.91%       Worst Qtr.: Q2 '94 . (3.73)%

 * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through June 30, 2002 was 3.63%.

     The table below provides average annual total return information for the Fund's Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/
     for the period ended 12/31/01                     1 year  5 years  10 years
     Class A Returns Before Taxes (Incept. 5/2/96)/2/   1.80%   5.67%     5.29%
     Class A Returns After Taxes on Distributions      (0.43)%  3.16%     3.34%
     Class A Returns After Taxes on Distributions
      and Sale of Fund Shares                           1.06%   3.25%     3.28%
     Class B Returns Before Taxes (Incept. 5/17/96)/3/  0.81%   5.54%     5.00%
     Class C Returns Before Taxes (Incept. 11/8/99)/3/  4.86%   5.86%     5.00%
     LB Intermediate U.S. Gov't Index/4/                8.42%   7.06%     6.65%

 /1/ Returns reflect applicable sales charges.
 /2/ Performance shown for periods prior to May 2, 1996 reflects the performance of the Institutional Class Shares adjusted to reflect the fees and expenses of the Class A shares. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Class A shares. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
 /3/ Performance shown prior to inception reflects the performance shown for the Class A shares adjusted to reflect the fees and expenses of this Class. See
     Note 2 above for additional information about Class A share performance. /4/ Lehman Brothers Intermediate U.S. Government Index.

10   Income Funds Prospectus

--------------------------------------------------------------------------------

Limited Term Government Income Fund Class A Calendar Year Returns*

[GRAPHIC]

'94     (1.42)%
'95     12.67%
'96      3.61%
'97      7.57%
'98      7.61%
'99     (0.27)%
'00      8.98%
'01      7.03%

Best Qtr.: Q3 '98  . 4.81%       Worst Qtr.: Q3 '94 . (0.67)%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through June 30, 2002 was 3.22%.

     The table below provides average annual total return information for the Fund's Class A and Class B shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B shares will vary.

     Average annual total returns/1/
                                                                           Life
     for the period ended 12/31/01                     1 year   5 years  of Fund
     Class A Returns Before Taxes (Incept. 10/27/93)    2.24%    5.16%     4.97%
     Class A Returns After Taxes on Distributions       0.23%    2.89%     2.75%
     Class A Returns After Taxes on Distributions
      and Sale of Fund Shares                           1.33%    2.97%     2.83%
     Class B Returns Before Taxes (Incept. 6/15/98)/2/  1.34%    5.10%     4.88%
     LB Intermediate U.S. Gov't./Credit Index/3/        9.77%    7.15%     6.68%

/1/  Returns reflect applicable sales charges.
/2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
/3/  Lehman Brothers Intermediate U.S. Government/Credit Index.

                                                    Income Funds Prospectus   11

Performance History
--------------------------------------------------------------------------------

Stable Income Fund Class A Calendar Year Returns/2/*

[GRAPH]

'95     7.93%
'96     5.46%
'97     6.46%
'98     5.87%
'99     3.43%
'00     6.82%
'01     5.53%

Best Qtr.: Q1 '01 . 2.32%       Worst Qtr.: Q4 '01 . (0.18)%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through June 30, 2002 was 1.55%.

The table below provides average annual total return information for the Fund's Class A and Class B shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B shares will vary.


     Average annual total returns/1/                                       Life
     for the period ended 12/31/01                      1 year  5 years  of Fund

     Class A Returns Before Taxes (Incept. 5/2/96)/2/    3.94%   5.30%    5.68%

     Class A Returns After Taxes on Distributions        2.13%   3.14%    3.53%

     Class A Returns After Taxes on Distributions
      and Sale of Fund Shares                            2.38%   3.15%    3.47%

     Class B Returns Before Taxes (Incept. 5/17/96)/2/   3.27%   4.84%    5.10%

     LB Short Treasury 9-12 Months Index/3/              6.56%   5.97%    6.12%

/1/  Returns reflect applicable sales charges.
/2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Institutional Class shares adjusted to reflect this Class's fees and expenses. The Institutional Class shares incepted on November 11, 1994.
/3/ Lehman Brothers Short Treasury 9-12 Months Index. The Fund changed its benchmark from the Merrill Lynch Treasury Bill One-Year Index to the Lehman Brothers Short Treasury 9-12 Months Index. Merrill Lynch no longer calculates/publishes the Treasury Bill One-Year Index because the Department of the Treasury eliminated the 52-week Treasury Bill.

 12  Income Funds Prospectus

                                              This Page Intentionally Left Blank
--------------------------------------------------------------------------------

Income Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker/dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service, or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------

                                                                    All Funds/1/
                                                          ---------------------------------
                                                            CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                          4.50%      None       1.00%

Maximum deferred sales charge (load) (as a
percentage of the lower of the Net Asset Value
("NAV") at purchase or the NAV at redemption)               None/2/     5.00%      1.00%

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                   Income
                                                                    Fund
                                                         ---------------------------------
                                                            CLASS A      CLASS B
------------------------------------------------------------------------------------------
Management Fees                                              0.50%        0.50%
Distribution (12b-1) Fees                                    0.00%        0.75%
Other Expenses/3/                                            0.59%        0.76%
------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                         1.09%        2.01%
------------------------------------------------------------------------------------------
Fee Waivers                                                  0.09%        0.26%
------------------------------------------------------------------------------------------
NET EXPENSES/4/                                              1.00%        1.75%
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                Limited Term
                                                           Government Income Fund
                                                         ---------------------------------
                                                            CLASS A      CLASS B
------------------------------------------------------------------------------------------
Management Fees                                              0.50%        0.50%
Distribution (12b-1) Fees                                    0.00%        0.75%
Other Expenses/3/                                            0.65%        0.64%
------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                         1.15%        1.89%
------------------------------------------------------------------------------------------
Fee Waivers                                                  0.20%        0.19%
------------------------------------------------------------------------------------------
NET EXPENSES/4/                                              0.95%        1.70%
------------------------------------------------------------------------------------------

/1/ The Stable Income Fund imposes a maximum sales charge (load) on purchases of Class A shares of 1.50%, and a maximum deferred sales charge (load) on redemptions of Class B shares of 1.50%.
/2/ Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.
/3/ Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
/4/ The adviser has committed through September 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.
/5/ Includes expenses allocated from the core portfolio in which the Fund invests.

14   Income Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Income Plus                 Intermediate
                     Fund                 Government Income Fund
--------------------------------------------------------------------------------
       CLASS A    CLASS B   CLASS C   CLASS A    CLASS B       CLASS C
--------------------------------------------------------------------------------
        0.60%      0.60%     0.60%     0.50%      0.50%         0.50%

        0.00%      0.75%     0.75%     0.00%      0.75%         0.75%

        0.87%      0.97%     0.99%     0.66%      0.57%         0.53%
--------------------------------------------------------------------------------
        1.47%      2.32%     2.34%     1.16%      1.82%         1.78%
--------------------------------------------------------------------------------
        0.47%      0.57%     0.59%     0.21%      0.12%         0.08%
--------------------------------------------------------------------------------
        1.00%      1.75%     1.75%     0.95%      1.70%         1.70%
--------------------------------------------------------------------------------

------------------------------------
                  Stable
               Income Fund/5/
------------------------------------
           CLASS A        CLASS B
------------------------------------
            0.50%          0.50%
            0.00%          0.75%
            0.54%          0.62%
------------------------------------
            1.04%          1.87%
------------------------------------
            0.14%          0.22%
------------------------------------
            0.90%          1.65%
------------------------------------

                                                     Income Funds Prospectus  15

Income Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------
These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                                                           Income
                                                            Fund
                                                --------------------------------
                                                   CLASS A        CLASS B
--------------------------------------------------------------------------------
   1 YEAR                                           $  547         $  678
   3 YEARS                                          $  772         $  905
   5 YEARS                                          $1,015         $1,259
  10 YEARS                                          $1,711         $1,967
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Limited Term Government
                                                            Fund
                                                --------------------------------
                                                   CLASS A        CLASS B
--------------------------------------------------------------------------------
   1 YEAR                                           $  543         $  673
   3 YEARS                                          $  780         $  876
   5 YEARS                                          $1,036         $1,204
  10 YEARS                                          $1,768         $1,912
--------------------------------------------------------------------------------

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                                                           Income
                                                            Fund
                                                --------------------------------
                                                   CLASS A        CLASS B
--------------------------------------------------------------------------------
   1 YEAR                                           $  547         $  178
   3 YEARS                                          $  772         $  605
   5 YEARS                                          $1,015         $1,059
  10 YEARS                                          $1,711         $1,967
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Limited Term Government
                                                            Fund
                                                --------------------------------
                                                   CLASS A        CLASS B
--------------------------------------------------------------------------------
   1 YEAR                                           $  543         $  173
   3 YEARS                                          $  780         $  576
   5 YEARS                                          $1,036         $1,004
  10 YEARS                                          $1,768         $1,912
--------------------------------------------------------------------------------

16  Income Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 Income Plus                    Intermediate Government
                    Fund                                Fund
--------------------------------------------------------------------------------
       CLASS A     CLASS B      CLASS C     CLASS A     CLASS B    CLASS C
--------------------------------------------------------------------------------
       $  547      $  678       $  376      $  543      $  673      $  371
       $  850      $  970       $  767      $  782      $  861      $  647
       $1,174      $1,389       $1,285      $1,040      $1,174      $1,047
       $2,090      $2,298       $2,704      $1,778      $1,873      $2,167
--------------------------------------------------------------------------------

---------------------------------
          Stable Income
              Fund
---------------------------------
       CLASS A     CLASS B
---------------------------------
       $  240      $  318
       $  462      $  566
       $  702      $  895
       $1,389      $1,557
---------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Income Plus                    Intermediate Government
                    Fund                                Fund
--------------------------------------------------------------------------------
       CLASS A     CLASS B      CLASS C     CLASS A     CLASS B    CLASS C
--------------------------------------------------------------------------------
       $  547      $  178       $  276      $  543      $  173     $  271
       $  850      $  670       $  767      $  782      $  561     $  647
       $1,174      $1,189       $1,285      $1,040      $  974     $1,047
       $2,090      $2,298       $2,704      $1,778      $1,873     $2,167
--------------------------------------------------------------------------------

---------------------------------
          Stable Income
              Fund
---------------------------------
       CLASS A     CLASS B
---------------------------------
       $  240      $  168
       $  462      $  566
       $  702      $  895
       $1,389      $1,557
---------------------------------

                                                     Income Funds Prospectus  17

Key Information
--------------------------------------------------------------------------------

In this Prospectus,"we" generally refers to Wells Fargo Funds Trust (the "Trust"), or Wells Fargo Funds Management, LLC ("Funds Management"), the Funds' investment adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
Core and Gateway Structure
The Stable Income Fund is a "gateway" fund in a "core and gateway" structure. In this structure, a gateway fund invests substantially all of its assets in one or more core portfolios of Wells Fargo Core Trust or other stand-alone funds of the Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Core portfolios offer their shares to multiple gateway funds and other core portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the core portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the core portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the core portfolio(s) in which it invests.

--------------------------------------------------------------------------------
Important information you should look for as you decide to invest in a Fund:
The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

--------------------------------------------------------------------------------
Investment Objective and Investment Strategies
The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

..    what the Fund is trying to achieve;

..    how we intend to invest your money; and

..    what makes the Fund different from the other Funds offered in this
     Prospectus.

--------------------------------------------------------------------------------
Permitted Investments
A summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
Important Risk Factors
Describes the key risk factors for each Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

Words appearing in italicized print and highlighted in color are defined in the Glossary.

18  Income Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Income Fund
--------------------------------------------------------------------------------

Portfolio Manager: Robert N. Daviduk, CFA

--------------------------------------------------------------------------------

Investment Objective
The Income Fund seeks current income and total return.

--------------------------------------------------------------------------------

Investment Strategies
We invest in a diversified portfolio of fixed and variable-rate debt securities issued by domestic and foreign issuers. We invest in a broad spectrum of issues, including U.S. Government obligations, mortgage- and other asset-backed securities, and the debt securities of financial institutions, corporations, and others. We establish a target range for the Fund's average portfolio duration based on the average portfolio duration of the mutual funds included in the Lipper Corporate A-Rated Debt Average (which is currently about 4-5 years, but is expected to change frequently). We attempt to enhance the Fund's performance by adjusting the average duration within the range to benefit from the effect of various economic factors, such as inflation, or growth cycles.

--------------------------------------------------------------------------------

Permitted Investments
Under normal circumstances, we invest:

..   at least 80% of the Fund's assets in income-producing securities, which include debt securities such as bonds, debentures and notes, and corporate debt securities that can be converted into or exchanged for common stocks;

..   at least 20% of total assets in U.S. Government obligations; o up to 50% of total assets in mortgage-backed securities and up to 25% of total assets in other asset-backed securities; and

..   at least 80% of total assets in investment-grade debt securities. We may invest up to 20% of the Fund's total assets in below investment-grade debt securities rated, at the time of purchase, in the fifth highest long-term rating category assigned by a nationally recognized statistical ratings organization ("NRSRO").

We may also invest in stripped treasury securities, including zero coupon securities. As a part of our mortgage-backed securities investments, we may enter into dollar roll transactions. We invest primarily in securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 40 years. It is anticipated that the Fund's portfolio will have an average dollar-weighted average maturity between 3 and 15 years.

--------------------------------------------------------------------------------

Important Risk Factors

The Fund is primarily subject to the risks described under the "Common Risks for the Funds" on page 6. We may invest in lower-rated securities, which tend to be more sensitive to economic conditions and involve a greater credit risk than higher-rated securities.

You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 40. These considerations are all important to your investment choice.

20  Income Funds Prospectus

                                              This Page Intentionally Left Blank

--------------------------------------------------------------------------------

Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                     CLASS A SHARES--COMMENCED
                                                     ON JUNE 9, 1987
                                                     -------------------------------
                                                     May 31,      May 31,   May 31,
For the period ended:                                 2002         2001      2000
                                                     -------------------------------
Net asset value, beginning of period                $  9.33    $   8.86    $  9.48

Income from investment operations:
  Net investment income (loss)                         0.50        0.57       0.59
  Net realized and unrealized gain (loss)
  on investments                                       0.07        0.47      (0.62)

Total from investment operations                       0.57        1.04      (0.03)

Less distributions:
  Dividends from net investment income                (0.54)      (0.57)     (0.59)
  Distributions from net realized gain                 0.00        0.00       0.00

Total distributions                                   (0.54)      (0.57)     (0.59)

Net asset value, end of period                      $  9.36    $   9.33    $  8.86

Total return/1/                                        6.23%      12.01%     (0.23)%

Ratios/supplemental data:
  Net assets, end of period (000s)                  $37,234    $ 23,196    $16,895

Ratios to average net assets:
  Ratio of expenses to average net assets              1.00%       1.00%      0.90%
  Ratio of net investment income (loss) to
     average net assets                                5.21%       6.18%      6.50%

Portfolio turnover                                      101%        109%       124%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses/2/               1.09%       1.10%      1.05%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.

/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

22  Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                            CLASS B SHARES--COMMENCED
                            ON AUGUST 5, 1993
--------------------------------------------------------------------------------
    May 31,     May 31,   May 31,     May 31,    May 31,     May 31,   May 31,
     1999        1998      2002         2001       2000       1999      1998
--------------------------------------------------------------------------------

   $  9.79     $ 9.27    $  9.32     $  8.84     $ 9.46     $  9.77    $ 9.26

      0.59       0.61       0.42        0.50       0.53        0.52      0.54

     (0.31)      0.52       0.07        0.48      (0.62)      (0.31)     0.51

      0.28       1.13       0.49        0.98      (0.09)       0.21      1.05

     (0.59)     (0.61)     (0.47)      (0.50)     (0.53)      (0.52)    (0.54)
      0.00       0.00       0.00        0.00       0.00        0.00      0.00

     (0.59)     (0.61)     (0.47)      (0.50)     (0.53)      (0.52)    (0.54)

   $  9.48     $ 9.79    $  9.34     $  9.32     $ 8.84     $  9.46    $ 9.77

      2.81%     12.47%      5.33%      11.30%     (1.00)%      2.03%    11.52%

   $13,731     $7,661    $16,693     $13,368     $8,611     $ 7,726    $4,855

      0.75%      0.75%      1.75%       1.75%      1.65%       1.50%     1.50%

      5.98%      6.29%      4.44%       5.39%      5.74%       5.22%     5.54%

       202%       167%       101%        109%       124%        202%      167%

      1.08%      1.14%      2.01%       1.99%      1.93%       2.13%     2.19%

                                                     Income Funds Prospectus  23

Income Plus Fund
--------------------------------------------------------------------------------

Portfolio Managers: Robert N. Daviduk, CFA; Daniel J. Kokoszka, CFA

--------------------------------------------------------------------------------
Investment Objective
The Income Plus Fund seeks to maximize income while maintaining prospects for capital appreciation.

--------------------------------------------------------------------------
Investment Strategies
We actively manage a diversified portfolio of debt securities and income-producing equity securities selected with particular consideration for their potential to generate current income. We shift assets between such debt and equity securities based on our assessment of the potential income available. We may buy debt securities that are below investment-grade (sometimes referred to as "junk bonds"), as well as debt rated in the lower investment grade categories. Our equity focus will be on securities issued by companies in industries that tend to pay higher ongoing dividends, such as utilities. We may buy preferred stock and other convertible securities, as well as the common stock of any size company. Any capital appreciation will come primarily from the income-producing equity portion of the portfolio.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

.. at least 80% of the Fund's assets in income-producing securities;

.. at least 25% of total assets in corporate debt securities and U.S. Government obligations;

.. up to 15% of total assets in a wide range of income-producing equity securities;

.. up to 50% of total assets in debt securities that are below investment-grade, or are unrated or in default at the time of purchase; and

.. up to 25% of total assets in securities of foreign issuers.

We will generally invest in below investment-grade debt securities that are rated at least "Caa" by Moody's or "CCC" by S&P, or that are unrated but deemed by us to be of comparable quality. The average credit quality of this portion of the portfolio is expected to be "BB" as rated by S&P(TM).

--------------------------------------------------------------------------
Important Risk Factors
The Fund is primarily subject to the "Debt Securities" risks described under the "Common Risks for the Funds" on page 6. We may hold more than 50% of total assets in debt securities that are in low or below investment-grade categories (sometimes referred to as "junk bonds") as the result of changes in market value or downgrading of other securities in the portfolio. Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity.

Investments in securities of foreign issuers, which are also subject to potentially less liquidity and greater price volatility are also subject to various additional risks, including those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

We may invest in equity securities, which are subject to equity market risk. This is the risk that stock

24 Income Funds Prospectus

--------------------------------------------------------------------------------

prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stocks and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market.

You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 40. These considerations are all important to your investment choice.

                                                     Income Funds Prospectus  25

Income Plus Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                        CLASS A SHARES--COMMENCED
                                                        ON JULY 13, 1998
                                                        -------------------------------------
                                                        May 31,  May 31,  May 31,   June 30,
For the period ended:                                    2002     2001    2000/1/     1999
                                                        -------------------------------------
Net asset value, beginning of period                   $ 10.80  $ 10.60   $12.04    $ 12.50

Income from investment operations:
  Net investment income (loss)                            0.66     0.72     0.79       0.77
  Net realized and unrealized gain (loss)
     on investments                                       0.02     0.31    (1.44)     (0.46)

Total from investment operations                          0.68     1.03    (0.65)      0.31

Less distributions:
  Dividends from net investment income                   (0.67)   (0.83)   (0.79)     (0.77)
  Distributions from net realized gain                    0.00     0.00     0.00       0.00

Total distributions                                      (0.67)   (0.83)   (0.79)     (0.77)

Net asset value, end of period                         $ 10.81  $ 10.80   $10.60    $ 12.04

Total return/2/                                           6.48%   10.06%   (5.56%)     2.52%

Ratios/supplemental data:
  Net assets, end of period (000s)                     $20,188  $12,468   $8,371    $11,223

Ratios to average net assets/3/:
  Ratio of expenses to average net assets                 1.10%    1.10%    1.08%      0.66%
  Ratio of net investment income (loss) to
     to average net assets                                6.05%    6.97%    7.56%      6.95%

Portfolio turnover                                          63%      63%      95%       176%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses/3/,/4/              1.47%    1.44%    1.41%      1.62%

/1/ The Fund changed its fiscal year-end from June 30 to May 31.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/ Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

26  Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

CLASS B SHARES--COMMENCED                CLASS C SHARES--COMMENCED
ON JULY 13, 1998                         ON JULY 13, 1998
--------------------------------------------------------------------------------
  May 31,   May 31,   May 31,   June 30,   May 31,   May 31,   May 31, June 30,
   2002      2001     2000/1/    1999       2002      2001     2000/1/   1999
--------------------------------------------------------------------------------
 $ 10.80   $ 10.61   $ 12.05   $ 12.50     $10.80   $10.61    $ 12.05  $12.50

    0.58      0.65      0.72      0.68       0.58     0.65       0.72    0.68

    0.03      0.29     (1.44)    (0.45)      0.03     0.29      (1.44)  (0.45)

    0.61      0.94     (0.72)     0.23       0.61     0.94      (0.72)   0.23

   (0.59)    (0.75)    (0.72)    (0.68)     (0.59)   (0.75)     (0.72)  (0.68)

    0.00      0.00      0.00      0.00       0.00     0.00       0.00    0.00

   (0.59)    (0.75)    (0.72)    (0.68)     (0.59)   (0.75)     (0.72)  (0.68)

 $ 10.82   $ 10.80   $ 10.61   $ 12.05     $10.82   $10.80    $ 10.61  $12.05

    5.78%     9.14%    (6.19%)    1.87%      5.78%    9.14%     (6.19%)  1.87%

 $46,760   $34,203   $28,336   $36,892     $7,328   $3,253    $ 2,550  $3,037

    1.85%     1.85%     1.86%     1.50%      1.85%    1.85%      1.83%   1.47%

    5.29%     6.26%     6.77%     6.25%      5.31%    6.26%      6.80%   6.23%

      63%       63%       95%      176%        63%      63%        95%    176%

    2.32%     2.21%     2.18%     2.14%      2.34%    2.27%      2.27%   2.49%

                                                     Income Funds Prospectus  27

Intermediate Government Income Fund
--------------------------------------------------------------------------------

Portfolio Manager: Robert N. Daviduk, CFA

--------------------------------------------------------------------------------
Investment Objective
The Intermediate Government Income Fund seeks current income, consistent with safety of principal.

--------------------------------------------------------------------------------
Investment Strategies
We invest in fixed and variable rate U.S. Government obligations. We establish a target range for the Fund's average portfolio duration based on the average duration of 5-year U.S. Treasury securities. As a result, the dollar-weighted average maturity of the Fund generally ranges from four to ten years. We emphasize the use of intermediate maturity securities to manage interest rate risk and use mortgage-backed securities to enhance yield.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

..   100% of the Fund's assets in U.S. Government obligations, including repurchase agreements collateralized by U.S. Government obligations;

..   up to 50% of total assets in mortgage-backed securities; and

..   up to 10% of total assets in stripped treasury securities, including zero coupon securities.

As part of our mortgage-backed securities investments, we may enter into dollar rolls. We may not invest more than 25% of total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury.

We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRSRO or, if unrated, are determined by us to be of comparable quality.

--------------------------------------------------------------------------------
Important Risk Factors
The Fund is primarily subject to the risks described under the "Common Risks for the Funds" on page 6. The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government. Stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings and like maturities. Zero coupon securities also generate ordinary income, which must be distributed to shareholders, even when they do not generate funds to pay such distributions.

You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 40. These considerations are all important to your investment choice.

28  Income Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Intermediate Government Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                                    CLASS A SHARES--COMMENCED
                                                                    ON MAY 2,  1996
                                                                    ----------------------------------------------------
                                                                      May 31,    May 31,     May 31,    May 31,  May 31,
For the period ended:                                                  2002       2001        2000       1999     1998
                                                                    ----------------------------------------------------
Net asset value, beginning of period                                 $  11.02   $  10.56    $  11.04   $ 11.22  $ 10.84

Income from investment operations:
   Net investment income (loss)                                          0.51       0.66        0.64      0.64     0.77
   Net realized and unrealized gain (loss) on investments                0.28       0.47       (0.44)    (0.17)    0.31

Total from investment operations                                         0.79       1.13        0.20      0.47     1.08
Less distributions:
   Dividends from net investment income                                 (0.62)     (0.67)      (0.68)    (0.65)   (0.70)
   Distributions from net realized gain                                  0.00       0.00        0.00      0.00     0.00

Total distributions                                                     (0.62)     (0.67)      (0.68)    (0.65)   (0.70)

Net asset value, end of period                                       $  11.19   $  11.02    $  10.56   $ 11.04  $ 11.22

Total return/1/                                                          7.34%     10.94%       1.92%     4.21%   10.19%

Ratios/supplemental data:
   Net assets, end of period (000s)                                  $195,062   $185,638    $193,615   $18,594 $ 14,325

Ratios to average net assets/2/:
   Ratio of expenses to average net assets                               0.96%      0.96%       0.94%     0.68%    0.68%
   Ratio of net investment income (loss) to
     average net assets                                                  4.57%      6.06%       6.29%     5.76%    6.35%
Portfolio turnover                                                        102%        57%        139%      124%      97%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed expenses/2/, /3/                  1.16%      1.22%       1.16%     0.87%    0.86%
-------------------------------------------------------------------------------------------------------------------------

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

30  Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   CLASS B SHARES--COMMENCED                           CLASS C SHARES--COMMENCED
   ON MAY 17, 1996                                     ON NOV. 8, 1999
-------------------------------------------------------------------------------------------
     May 31,    May 31,   May 31,    May 31,    May 31,    May 31,    May 31,    May 31,
      2002       2001      2000       1999       1998       2002      2001       2000
-------------------------------------------------------------------------------------------
   $  11.01   $  10.55  $  11.04   $  11.21   $  10.83   $  11.01   $  10.55    $ 10.86

       0.43       0.58      0.62       0.53       0.69       0.46       0.58       0.32

       0.28       0.47     (0.51)     (0.13)      0.31       0.24       0.47      (0.31)

       0.71       1.05      0.11       0.40       1.00       0.70       1.05       0.01

      (0.54)     (0.59)    (0.60)     (0.57)     (0.62)     (0.54)     (0.59)     (0.32)
       0.00       0.00      0.00       0.00       0.00       0.00       0.00       0.00

      (0.54)     (0.59)    (0.60)     (0.57)     (0.62)     (0.54)     (0.59)     (0.32)

   $  11.18   $  11.01  $  10.55   $  11.04   $  11.21   $  11.17   $  11.01    $ 10.55

       6.55%     10.12%     1.06%      3.53%      9.38%      6.48%     10.16%      1.07%

   $ 67,256   $ 61,482  $ 51,495   $  8,540   $  8,277   $ 18,078   $  8,386    $ 4,348

       1.71%      1.71%     1.68%      1.43%      1.43%      1.71%      1.71%      1.71%

       3.81%      5.30%     5.55%      5.01%      5.60%      3.79%      5.28%      5.54%

        102%        57%      139%       124%        97%       102%        57%       139%

       1.82%      1.84%     1.83%      1.91%      1.85%      1.78%      1.85%      1.90%

                                                      Income Funds Prospectus 31

Limited Term Government Income Fund
--------------------------------------------------------------------------------

Portfolio Manager: Robert N. Daviduk, CFA
--------------------------------------------------------------------------------

Investment Objective
The Limited Term Government Income Fund seeks current income, while preserving capital.
--------------------------------------------------------------------------------

Investment Strategies
We seek current income by actively managing a diversified portfolio consisting substantially of short- to intermediate-term U.S. Government obligations, although we may invest in securities of any maturity. Under normal circumstances, we expect to maintain a dollar-weighted average maturity between 2 and 5 years. We seek to preserve capital by shortening average maturity when we expect interest rates to increase and to increase total return by lengthening maturity when we expect interest rates to fall.
--------------------------------------------------------------------------------

Permitted Investments
Under normal circumstances, we invest:

..   100% of the Fund's assets in U.S. Government obligations, including repurchase agreements collateralized by U.S. Government obligations;

..   up to 10% of total assets in stripped treasury securities, including zero coupon securities; and

..   in mortgage-backed securities, and collateralized mortgage obligations
    ("CMOs").

As part of our mortgage-backed securities investments, we may enter into dollar rolls.

--------------------------------------------------------------------------------

Important Risk Factors
The Fund is primarily subject to the risks described under the "Common Risks for the Funds" on page 6. The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government. Stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings and like maturities. Zero coupon securities generate ordinary income, which must be distributed to shareholders, even when they generate funds to pay such distributions.

You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 40. These considerations are all important to your investment choice.

32     Income Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Limited Term Government Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                          CLASS A SHARES--COMMENCED
                                                          ON OCTOBER 27, 1993
                                                          ----------------------------------------------
                                                           May 31,     May 31,     May 31,     June 30,
For the period ended:                                       2002        2001       2000/3/       1999
                                                          ----------------------------------------------
Net asset value, beginning of period                       $   9.83    $   9.44    $   9.74    $   9.97

Income from investment operations:
  Net investment income (loss)                                 0.45        0.57        0.50        0.57
  Net realized and unrealized gain (loss)
  on investments                                               0.20        0.39       (0.30)      (0.23)

Total from investment operations                               0.65        0.96        0.20        0.34

Less distributions:
  Dividends from net investment income                        (0.45)      (0.57)      (0.50)      (0.57)
  Distributions from net realized gain                         0.00        0.00        0.00        0.00

Total distributions                                           (0.45)      (0.57)      (0.50)      (0.57)

Net asset value, end of period                             $  10.03    $   9.83    $   9.44    $   9.74

Total return/2/                                                6.74%      10.38%       2.08%       3.37%

Ratios/supplemental data:
  Net assets, end of period (000s)                         $ 69,188    $ 33,192    $ 29,928    $ 42,956

Ratios to average net assets4:
  Ratio of expenses to average net assets                      0.96%       0.96%       0.96%       0.96%
  Ratio of net investment income (loss) to
  average net assets                                           4.50%       5.84%       5.62%       5.66%

Portfolio turnover                                              127%        126%         80%        116%

Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses/4/,/5/                          1.15%       1.19%       1.21%       1.21%

/1/  The Fund changed its fiscal year-end from March 31 to June 30.

/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/3/  The Fund changed its fiscal year-end from June 30 to May 31.

/4/  Ratios shown for periods of less than one year are annualized.

/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

34    Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                              CLASS B SHARES--COMMENCED
                              ON JUNE 15,1998
-------------------------------------------------------------------------------------------
   June 30,       March 31,    May 31,        May 31,       May 31,    June 30,    June 30,
   1998/1/          1998        2002           2001         2000/3/      1999        1998
-------------------------------------------------------------------------------------------
   $   9.95       $   9.64     $   9.83       $   9.44      $  9.74    $   9.97    $ 10.03


       0.13           0.51         0.38           0.50         0.43        0.50       0.02

       0.02           0.31         0.20           0.39        (0.30)      (0.23)     (0.06)

       0.15           0.82         0.58           0.89         0.13        0.27      (0.04)

      (0.13)         (0.51)       (0.38)         (0.50)       (0.43)      (0.50)     (0.02)

       0.00           0.00         0.00           0.00         0.00        0.00       0.00

      (0.13)         (0.51)       (0.38)         (0.50)       (0.43)      (0.50)     (0.02)

   $   9.97       $   9.95     $  10.03       $   9.83      $  9.44    $   9.74    $  9.97

       1.54%          8.69%        5.94%          9.56%        1.39%       2.65%     (0.38%)

   $ 38,149       $ 29,694     $ 18,007       $ 10,666      $ 8,864    $  9,643    $ 7,514

       0.96%          0.78%        1.71%          1.71%        1.69%       1.66%      1.66%

       5.36%          5.19%        3.75%          5.08%        4.89%       4.95%      5.08%

         12%            48%         127%           126%          80%        116%        12%

       1.24%          1.30%        1.89%          1.91%        1.96%       1.99%      1.97%

                                                      Income Funds Prospectus 35

Stable Income Fund
--------------------------------------------------------------------------------

Portfolio Manager:            John Huber, CFA
--------------------------------------------------------------------------------

Investment Objective
The Stable Income Fund seeks stability of principal while providing lower volatility total return.

--------------------------------------------------------------------------------
Investment Strategies
The Fund is a gateway fund that invests substantially all of its assets in a core portfolio with a substantially identical investment objective and investment strategies.

We invest in short-term investment-grade securities. We invest in a diversified portfolio of fixed and variable rate U.S. dollar-denominated fixed-income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

..  at least 80% of the Fund's assets in income-producing debt securities;

..  up to 65% of total assets in mortgage-backed securities;

.. up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

..  up to 25% of total assets in mortgage-backed securities that are not U.S.
   Government obligations; and

..  up to 50% of total assets in U.S. Government obligations.

We may not invest more than 30% of the Fund's total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury, and may not invest more than 10% of the Fund's total assets in the securities of any other issuer. We may invest in additional core portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

We only purchase investment-grade securities. We invest in debt securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 12 years and seek to maintain a dollar-weighted average maturity between 1 and 5 years.

We may use options, swap agreements, interest rate caps, floors, collars, and futures contracts to manage risk. We also may use options to enhance return.

--------------------------------------------------------------------------------

Important Risk Factors
The Fund is primarily subject to the risks described under the "Common Risks for the Funds" on page 6.

You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 40. These considerations are all important to your investment choice.

36 Income Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Stable Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                                 CLASS A SHARES--COMMENCED
                                                                 ON MAY 2, 1996
                                                                 ---------------------------------------------
                                                                  May 31,      May 31,    May 31,     May 31,
 For the period ended:                                             2002         2001       2000        1999
                                                                 ---------------------------------------------
 Net asset value, beginning of period                            $ 10.36      $  10.15    $ 10.26    $ 10.31

 Income from investment operations:
   Net investment income (loss)                                     0.34          0.57       0.54       0.54
   Net realized and unrealized gain
      (loss) on investments                                         0.02          0.22      (0.11)     (0.06)

 Total from investment operations                                   0.36          0.79       0.43       0.48

 Less distributions:
   Dividends from net investment income                            (0.34)        (0.58)     (0.54)     (0.53)
   Distributions from net realized gain                             0.00          0.00       0.00       0.00

 Total distributions                                               (0.34)        (0.58)     (0.54)     (0.53)

 Net asset value, end of period                                  $ 10.38      $  10.36    $ 10.15    $ 10.26

 Total return/1/                                                    3.53%         7.98%      4.28%      4.74%

 Ratios/supplemental data:
   Net assets, end of period (000s)                              $79,555      $ 19,054    $ 8,912    $ 8,559

 Ratios to average net assets/2/:
   Ratio of expenses to average net assets                          0.90%         0.90%      0.79%      0.65%
   Ratio of net investment income (loss) to
      average net assets                                            3.02%         5.44%      5.29%      5.11%

 Portfolio turnover/3/                                                81%           37%        40%        29%

 Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses/2/,/4/                    1.04%         1.09%      0.96%      0.95%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/2/ Includes expenses allocated from the core portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a core portfolio.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

38 Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


                  CLASS B SHARES--COMMENCED
                  ON MAY 17, 1996
--------------------------------------------------------------------------------
       May 31,     May 31,      May 31,       May 31,      May 31,      May 31,
        1998        2002        2001          2000         1999          1998
--------------------------------------------------------------------------------
      $ 10.24       10.35     $ 10.14       $ 10.26      $ 10.30       $ 10.24

         0.58        0.28        0.49          0.46         0.44          0.51

         0.06        0.01        0.23         (0.12)       (0.04)         0.04

         0.64        0.29        0.72          0.34         0.40          0.55

        (0.57)      (0.27)      (0.51)        (0.46)       (0.44)        (0.49)
         0.00        0.00        0.00          0.00         0.00          0.00

        (0.57)      (0.27)      (0.51)        (0.46)       (0.44)        (0.49)

      $ 10.31    $  10.37     $ 10.35       $ 10.14      $ 10.26       $ 10.30

         6.38%       2.79%       7.22%         3.40%        4.07%         5.50%

      $ 8,561    $ 20,318     $ 7,598       $ 2,449      $ 2,387       $ 1,817

         0.65%       1.65%       1.65%         1.54%        1.40%         1.40%

         5.74%       2.41%       4.65%         4.54%        4.34%         4.94%

           37%         81%         37%           40%          29%           37%

         0.91%       1.87%       2.00%         1.95%        2.15%         2.31%

                                                      Income Funds Prospectus 39

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

.. Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

..  We cannot guarantee that a Fund will meet its investment objective.

.. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good any such losses.

.. Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

.. An investment in a single Fund, by itself, does not constitute a complete investment plan.

.. Certain Funds may also use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

.. The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. Collateralized Mortgage Obligations ("CMOs") are securities collateralized by portfolios of mortgage pass-through securities and have many of the same risks discussed above. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government's guarantee does not extend to the Funds themselves.

.. The market value of lower-rated debt securities and unrated securities of comparable quality that the Income and Income Plus Funds may invest in tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also

40 Income Funds Prospectus

--------------------------------------------------------------------------------

   tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities rated in the lowest category of investment-grade securities, "BBB" by S&P or "Baa" by Moody's, possess some speculative characteristics.

What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk--The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk--The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under "Summary of Important Risks", you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

                                                      Income Funds Prospectus 41

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each Fund. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                               INCOME    INTERMEDIATE       LIMITED TERM      STABLE
                                                                      INCOME    PLUS   GOVERNMENT INCOME  GOVERNMENT INCOME   INCOME
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                      PRINCIPAL RISK(S)
------------------------------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money              Leverage Risk                   X        X             X                  X             X
for temporary purposes (e.g.
to meet shareholder redemptions).

Floating and Variable Rate Debt
Instruments with interest rates          Interest Rate and               X        X             X                  X             X
that are adjusted either on a            Credit Risk
schedule or when an index or
benchmark changes.

Foreign Obligations
Dollar-denominated debt                  Foreign Investment,             X        X                                              X
securities of non-U.S.                   Regulatory,
companies, foreign banks,                and Liquidity Risk
foreign governments, and
other foreign entities.

Forward Commitment, When-Issued
and Delayed Delivery Transactions
Securities bought or sold for            Interest Rate, Leverage         X        X             X                  X             X
delivery at a later date or              and Credit Risk
bought or sold for a fixed price
at a fixed date.

High Yield Securities
Debt securities of lower quality         Interest Rate and
that produce generally higher            Credit Risk
rates of return. These securities,                                       X        X
sometimes referred to as "junk
bonds," tend to be more sensitive
to economic conditions, more
volatile, and less liquid, and are
subject to greater risk of
default.

Illiquid Securities
A security which may not be sold         Liquidity Risk
or disposed of in the ordinary                                           X        X                                              X
course of business within seven
days at the value determined by
the Fund. Limited to 15% of net
assets.

Loans of Portfolio Securities
The practice of loaning securities       Credit, Counter-Party
to brokers, dealers and financial        and Leverage Risk
institutions to increase return on                                       X        X             X                  X             X
those securities. Loans may be
made up to 1940 Act limits
(currently one-third of total
assets, including the value of the
collateral received).

 42    Income Funds Prospectus

                                                                               INCOME    INTERMEDIATE       LIMITED TERM      STABLE
                                                                      INCOME    PLUS   GOVERNMENT INCOME  GOVERNMENT INCOME   INCOME
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                      PRINCIPAL RISK(S)
------------------------------------------------------------------------------------------------------------------------------------
Loan Participations
Debt obligations that represent a        Credit Risk
portion of a larger loan made by a                                       X        X                                              X
bank. Generally sold without
guarantee or recourse, some
participations sell at a discount
because of the borrower's credit
problems.

Mortgage-and Other Asset-Backed
Securities
Securities consisting of undivided       Interest Rate, Credit and
fractional interests in pools of         Prepayment/Extension            X        X             X                  X             X
consumer loans, such as mortgage         Risk
loans, car loans, credit card debt
or receivables held in trust.

Options
The right or obligation to receive       Credit and
or deliver a security or cash            Liquidity Risk
payment depending on the security's                                      X        X             X                  X             X
price or the performance of an
index or benchmark. Types of
options used may include: options
on securities, options on a stock
index, stock index futures and
options on stock index futures to
protect liquidity and portfolio
value.

Other Mutual Funds
Investments by the Fund in shares        Market Risk
of other mutual funds, which will                                        X        X             X                  X             X
cause Fund shareholders to bear a
pro rata portion of the other
fund's expenses, in addition to the
expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly         Liquidity Risk
traded but which may or may not be                                       X        X                                              X
resold in accordance with Rule
144A under the Securities Act of
1933.

Repurchase Agreements
A transaction in which the seller        Credit and                      X        X             X                  X             X
of a security agrees to repurchase       Counter-Party Risk
the security at an agreed upon time
and price, usually with interest.

Stripped Obligations
Securities that give ownership to        Interest Rate Risk
either future payments of interest                                       X                      X                  X
or a future payment of principal,
but not both. These securities tend
to have greater interest rate
sensitivity than conventional debt.

                                                    Income Funds Prospectus   43

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
The Trust was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

---------------------------------------------------------------------------------------------------
                                BOARD OF TRUSTEES
---------------------------------------------------------------------------------------------------
                        Supervises the Funds' activities
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
        INVESTMENT ADVISER                                         CUSTODIAN
---------------------------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC                     Wells Fargo Bank Minnesota, N.A.
525 Market St., San Francisco, CA                     6th & Marquette, Minneapolis, MN
Manages the Funds' investment activities              Provides safekeeping for the Funds' assets
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                    INVESTMENT SUB-ADVISERS
---------------------------------------------------------------------------------------------------
Wells Capital Management Incorporated                  Galliard Capital Management, Inc.
525 Market St., San Francisco, CA                      800 LaSalle Ave., #1850, Minneapolis, MN
Manages the investment activities of each Fund         Manages the Stable Income Fund's
except the Stable Income Fund                          investment activities
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                                                              SHAREHOLDER
                                                TRANSFER                       SERVICING
         ADMINISTRATOR                            AGENT                          AGENTS
---------------------------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC   Boston Financial Data Services, Inc.   Various Agents
525 Market St.                      Two Heritage Dr.
San Francisco, CA                   Quincy, MA

Manages the Funds' business         Maintains records of shares and        Provide services to
activities                          supervises the payment of dividends    customers
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS
---------------------------------------------------------------------------------------------------
         Advise current and prospective shareholders on Fund investments
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                  SHAREHOLDERS
---------------------------------------------------------------------------------------------------

44 Income Funds Prospectus

--------------------------------------------------------------------------------

The Investment Adviser
Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers, who are responsible for the day-to-day portfolio management of the Funds. As of June 30, 2002, Funds Management and its affiliates managed over $169 billion in assets. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus.

Dormant Investment Advisory Arrangements
Under the investment advisory contract for the Stable Income Fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single core portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more core portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various core portfolios. If the Fund redeems all or a portion of its assets from any core portfolio and invests those assets directly in a portfolio of securities, Funds Management has been retained as the Fund's investment adviser and would be entitled to receive an annual advisory fee of 0.50% of the average daily net assets so invested.

The Stable Income Fund has a similar "dormant" sub-advisory arrangement with the sub-adviser that advises the core portfolio in which the Fund invests. Under this arrangement, if the Stable Income Fund redeems assets from the core portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the core portfolio for investing the portion of the Stable Income Fund's assets formerly invested in the core portfolio.

The Sub-Advisers
Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, is the sub-adviser for each of the Funds, except the Stable Income Fund. In this capacity, WCM is responsible for the day-to-day investment management activities of the Funds. WCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of June 30, 2002, WCM managed assets aggregating in excess of $109 billion.

Galliard Capital Management, Inc. ("Galliard"), an investment adviser subsidiary of Wells Fargo Bank Minnesota, N.A. ("Wells Fargo Bank, MN"), is the investment sub-adviser for the core portfolio in which the Stable Income Fund invests substantially all of its assets. In this capacity, it is responsible for the day-to-day investment management activities of the core portfolio. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of June 30, 2002, Galliard managed assets in excess of $11 billion.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

                                                      Income Funds Prospectus 45

Organization and Management of the Funds
--------------------------------------------------------------------------------

The Administrator
Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Funds Management is entitled to receive an annual fee of 0.15% of the average daily net assets of each Fund.

Shareholder Servicing Plan
We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets.

The Transfer Agent
Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee and certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

46 Income Funds Prospectus

A Choice of Share Classes
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

..    Class A Shares--with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

..    Class B Shares--with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

..    Class C Shares--with a front-end sales charge and a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see "every dollar working" from the moment you invest. If so, then consider Class B shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares.

Class B shares are available for all the Funds in this Prospectus. Class C shares are available for the Income Plus and Intermediate Government Income Funds. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold Fund shares before redeeming them.

Orders for Class B shares of $250,000 or more either will be treated as orders for Class A shares or will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, also either will be treated as orders for Class A shares or will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reductions and Waivers of Sales Charges" section of the Prospectus. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule
If you choose to buy Class A shares, you will pay the Public Offering Price ("POP") which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases.

                                                      Income Funds Prospectus 47

A Choice of Share Classes
--------------------------------------------------------------------------------

     CLASS A SHARES, EXCEPT FOR THE STABLE INCOME FUND, HAVE THE FOLLOWING SALES CHARGE SCHEDULE:

                                     FRONT-END SALES           FRONT-END SALES
                                        CHARGE AS %               CHARGE AS %
                AMOUNT                  OF PUBLIC               OF NET AMOUNT
             OF PURCHASE              OFFERING PRICE               INVESTED

     Less than $50,000                    4.50%                      4.71%

     $ 50,000 to $99,999                  4.00%                      4.17%


     $ 100,000 to $249,999                3.50%                      3.63%

     $ 250,000 to $499,999                2.50%                      2.56%

     $ 500,000 to $999,999                2.00%                      2.04%

     $ 1,000,000 and over/1/              0.00%                      0.00%

     /1/ We will assess Class A share purchases of $1,000,000 or more a 1.00%
         CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. CDSCs are based on the lower of the NAV on the date of purchase or the date of redemption.

     CLASS A SHARES FOR THE STABLE INCOME FUND HAVE THE FOLLOWING SALES CHARGE
     SCHEDULE:

                                     FRONT-END SALES           FRONT-END SALES
                                        CHARGE AS %               CHARGE AS %
                AMOUNT                  OF PUBLIC               OF NET AMOUNT
             OF PURCHASE              OFFERING PRICE               INVESTED

     Less than $50,000                    1.50%                      1.52%

     $ 50,000 to $99,999                  1.00%                      1.01%

     $ 100,000 to $499,999                0.75%                      0.76%

     $ 500,000 to $999,999                0.50%                      0.50%

     $1,000,000 and over*                 0.00%                      0.00%

     * We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Fund's approval. CDSCs are based on the lower of the NAV on the date of purchase or the date of redemption.

 48    Income Funds Prospectus

--------------------------------------------------------------------------------

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, two years for the Stable Income Fund, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Waivers" and "Waivers for Certain Parties"). The CDSC schedule is as follows:

     CLASS B SHARES, EXCEPT FOR THE STABLE INCOME FUND, HAVE THE FOLLOWING CDSC
     SCHEDULE:

    REDEMPTION WITHIN   1 YEAR    2 YEARS   3 YEARS   4 YEARS  5 YEARS  6 YEARS  7 YEARS  8 YEARS
    CDSC                 5.00%     4.00%     3.00%     3.00%    2.00%    1.00%    0.00%   A Shares

     CLASS B SHARES FOR THE STABLE INCOME FUND HAVE THE FOLLOWING CDSC SCHEDULE:

    REDEMPTION WITHIN   1 YEAR     2 YEARS  3 YEARS   4 YEARS  5 YEARS
    CDSC                 1.50%     0.75%     0.00%     0.00%   A Shares

The CDSC percentage you pay is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends or capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, two years for the Stable Income Fund, the CDSC expires. After shares are held for seven years, four years for the Stable Income Fund, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above applicable CDSC schedule.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997, are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:

     CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC
     SCHEDULE:

    REDEMPTION WITHIN   1 YEAR    2 YEARS   3 YEARS   4 YEARS  5 YEARS  6 YEARS  7 YEARS
    CDSC                 5.00%     4.00%     3.00%     3.00%    2.00%    1.00%   A Shares

                                                     Income Funds Prospectus  49

A Choice of Share Classes
--------------------------------------------------------------------------------

  Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares that were purchased prior to March 3, 1997 are subject to a CDSC if they are redeemed within four years of the original purchase. The CDSC schedule for these shares is below:

  ------------------------------------------------------------------------------
  CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED PRIOR TO MARCH 3, 1997 HAVE THE FOLLOWING CDSC SCHEDULE:
  ------------------------------------------------------------------------------
  REDEMPTION WITHIN 1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS 7 YEARS

  CDSC               3.00%   2.00%     1.00%   1.00%    0.00%    0.00%  A Shares

  Class B shares received in the reorganization of Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following CDSC schedule on the exchanged shares, except for the Stable Income Fund, and such shares convert to Class A shares automatically after six years:

  ------------------------------------------------------------------------------
  CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES, EXCEPT FOR STABLE INCOME FUND, PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
  ------------------------------------------------------------------------------
  REDEMPTION WITHIN 1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS 7 YEARS

  CDSC               3.00%   2.00%    1.00%    1.00%    0.00%    0.00%  A Shares

If you exchange the Class B shares received in the reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

Class C Share Sales Charges

If you choose Class C shares, you will pay the POP (NAV plus the 1.00% sales charge) and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. The CDSC percentage you pay is applied to the lower of the NAV on the date of original purchase, or the NAV on the date of redemption. As a percentage of the net amount invested, the front-end sales charge effectively is 1.01%. Class C shares may be purchased without a front-end sales charge when purchased through a broker/dealer that has entered into an agreement with the Funds' distributor to waive this charge. The distributor pays sales commissions of up to 1.00% to such broker/dealers and up to 2.00% to other selling agents at the time of sale, and up to 1.00% annually to all selling agents thereafter.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends or capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

50 Income Funds Prospectus

Reductions and Waivers of Sales Charges
--------------------------------------------------------------------------------

  Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions when you are deciding which share class to buy.

  Class A Share Reductions
  . You pay no sales charges on Fund shares you buy with reinvested distributions.

  . You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

  . By signing a Letter of Intent ("LOI"), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

  . Rights of Accumulation ("ROA") allows you to combine the amount you are investing and the total value of Class A, Class B and Class C shares of any Wells Fargo Fund already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.

  . You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of the redemption.

  . You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

  If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

  You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

  . a family unit, including children under the age of twenty-one or single trust estate;

  . a trustee or fiduciary purchasing for a single fiduciary relationship; or

  . the members of a "qualified group" which consists of a "company" (as defined under the 1940 Act, as amended), and related parties of such a "company," which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

                   How a Letter of Intent Can Save You Money!

    If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $49,999, then 4.00% on the next $50,000!

                                                      Income Funds Prospectus 51

Reductions and Waivers of Sales Charges
--------------------------------------------------------------------------------

Class C Share Reductions

.. You pay no sales charge on Fund Shares you purchase with the proceeds of a redemption of Class C shares within 120 days of the date of the redemption.

Class B and Class C Share CDSC Waivers

..  You pay no CDSC on Fund shares you purchase with reinvested distributions.

.. We waive the CDSC for all redemptions made because of scheduled (Rule 72T withdrawal schedule) or mandatory (withdrawals made after age 70 1/2 according to IRS guidelines) distributions for certain retirement plans. (See your retirement plan disclosure for details.)

.. We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

.. We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

..  We waive the Class B share CDSC for withdrawals made by former Norwest
   Advantage Funds shareholders in certain qualified accounts up to certain limits (See the Statement of Additional Information for further details).

..  We waive the Class C share CDSC for certain types of accounts.

For Class B Shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999 and for all Class C shares within the first year of purchase, no CDSC is imposed on withdrawals that meet the following circumstances:

..  withdrawals are made by participating in the Systematic Withdrawal Program;
   and

..  withdrawals may not exceed 10% of your Fund assets (including "free shares")
   (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Program).

Waivers for Certain Parties
If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

..  Current and retired employees, directors/trustees and officers of:

   .  Wells Fargo Funds (including any predecessor funds);

   .  Wells Fargo & Company and its affiliates; and

   .  the families of any of the above.

..  Current employees of:

   .  Stephens Inc. and its affiliates;

   .  broker/dealers who act as selling agents; and

   . immediate family members (spouse, sibling, parent or child) of any of the above.

Contact your selling agent for further details.

You also may buy Class A and Class C shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

52 Income Funds Prospectus

--------------------------------------------------------------------------------

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Distribution Plan
We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services, including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

FUND                                                    CLASS B     CLASS C

Income Fund                                               0.75%         N/A
Income Plus Fund                                          0.75%        0.75%
Intermediate Government Income Fund                       0.75%        0.75%
Limited Term Government Income Fund                       0.75%         N/A
Stable Income Fund                                        0.75%         N/A

These fees are paid out of the Funds' assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                      Income Funds Prospectus 53

Exchanges
--------------------------------------------------------------------------------

Exchanges between Wells Fargo Funds are two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

..    You should carefully read the Prospectus for the Fund into which you wish to exchange.

..    Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for tax purposes.

..    If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

..    Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

..    You may exchange Class B shares of any Fund, except the Stable Income Fund, for Money Market Fund Class B shares. Class B share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. Exchanges into Money Market Fund Class B shares are subject to certain restrictions in addition to those described above.

..    Exchanges may be made between like share classes. Class C shares of non-money market Funds may be exchanged for Class A shares of money market Funds. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market Funds. Class B and Class C shares exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

..    In order to discourage excessive exchange activity that could result in additional expenses and lower returns for the Funds, the Funds may restrict or refuse exchanges from market timers. You may be considered a market timer if you completed more than one exchange within a 3-month period, or seem to be following a timing pattern.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

54  Income Funds Prospectus

Your Account
--------------------------------------------------------------------------------

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

..   As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

..   Each Fund's investments are generally valued at current market prices.
    Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on latest quoted bid price. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

..   We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

..   We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m.
    (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff time are processed the next business day.

..   The Funds are open for business on each day the NYSE is open for business.
    NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

You Can Buy Fund Shares

..   By opening an account directly with the Fund (simply complete and return a
    Wells Fargo Funds Application with proper payment);

..   Through a brokerage account with an approved selling agent; or

..   Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the Adviser, the Distributor or their affiliates in connection with the sale of Fund shares.

                                                      Income Funds Prospectus 55

Your Account
--------------------------------------------------------------------------------

Minimum Investments

..  $1,000 per Fund minimum initial investment; or

..  $100 per Fund if you use the Systematic Purchase Program; and

..  $100 per Fund for all investments after your initial investment.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

Small Account Redemptions
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption, and we will provide you with the opportunity to make additional investments that will bring your account above the minimum investment amount. Account redemptions are net of any applicable CDSC. Please consult your selling agent for further details.

56 Income Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
   . Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (if no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

   . Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example,"Wells Fargo Income Fund, Class B." Please note that checks made payable to any entity other than the full Fund name or "Wells Fargo Funds" will be returned to you.

   . All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

   . You may start your account with $100 if you elect the Systematic Purchase Program option on the Application.

   .  Mail to: Wells Fargo Funds          Overnight Mail Only: Wells Fargo Funds
               P.O. Box 8266                                   ATTN: CCSU-Boston Financial
               Boston, MA 02266-8266                           66 Brooks Drive
                                                               Braintree, MA 02184

--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
   . Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

   .  Enclose the payment stub/card from your statement if available.

   .  Mail to: Wells Fargo Funds
               P.O. Box 8266
               Boston, MA 02266-8266

                                                      Income Funds Prospectus 57

Your Account
--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
     . You must first call Investor Services at 1-800-222-8222, option 0, to notify them of an incoming wire trade.

     . If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

     .   All purchases must be made with U.S. dollars.

     . Mail the completed application. Your account will be credited on the business day that the transfer agent receives your application and payment in proper order.

     .   Overnight Application to: Wells Fargo Funds
                                   ATTN: CCSU-Boston Financial
                                   66 Brooks Drive
                                   Braintree, MA 02184

     .   Wire money to:     State Street Bank & Trust        Attention:
                            Boston, MA                       Wells Fargo Funds (Name
                                                             of Fund, Account Number
                            Bank Routing Number:             and Share Class)
                            ABA 011-000028
                                                             Account Name:
                            Wire Purchase Account Number:    (Registration Name
                            9905-437-1                       Indicated on Application)

--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------

     . Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

     .   Wire money to:     State Street Bank & Trust        Attention:
                            Boston, MA                       Wells Fargo Funds (Name
                                                             of Fund, Account Number

                            Bank Routing Number:             and Share Class)
                            ABA 011-000028
                                                             Account Name:
                            Wire Purchase Account Number:    (Registration Name
                            9905-437-1                       Indicated on Account)

58 Income Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
     . You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account.

     Call Investor Services at 1-800-222-8222, option 0 for an Investor Service Representative or option 2 to use our Automated Voice Response Service to either:

     .   transfer at least $1,000 from a linked settlement account, or

     . exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
     Call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 2 to use our Automated Voice Response Service to either:

     .   transfer at least $100 from a linked settlement account, or

     . exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

--------------------------------------------------------------------------------
BY INTERNET ACCESS
--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------

     . Shareholders with an existing Wells Fargo Funds Account may purchase additional shares of a Fund that they already own via the Internet.

Visit our website at www.wellsfargofunds.com to either:

     .   transfer at least $100 from a linked settlement account, or

     . exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

Further information is available by calling Investor Services at 1-800-222-8222.

                                                      Income Funds Prospectus 59

Your Account
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------

..    Write a "Letter of Instruction" stating your name, your account number, the
     Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

..    Make sure all the account owners sign the request exactly as their names appear on the account application.

..    You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

..    Signature guarantees are required for mailed redemption requests if a request is for over $50,000, if the address on your account was changed within the last 30 days, or if a redemption is made payable to a third party. You can get a signature guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

..    Mail to:       Wells Fargo Funds
                    P.O. Box 8266
                    Boston, MA 02266-8266

--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------

..    Call Investor Services at 1-800-222-8222, option 0 for an Investor Service
     Representative or option 2 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

..    Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

..    You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

..    Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

..    Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

..    We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

60 Income Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BY INTERNET ACCESS
--------------------------------------------------------------------------------

..    Shareholders with an existing Wells Fargo Funds Account may use the
     Internet to redeem shares of a Fund via the Internet.

..    Visit our website at www.wellsfargofunds.com to process your redemption request ($100 or more). Redemption proceeds may be deposited into a linked bank account or mailed via check to the shareholder's address of record.

Further information is available by calling Investor Services at 1-800-222-8222.

--------------------------------------------------------------------------------
GENERAL NOTES FOR SELLING SHARES
--------------------------------------------------------------------------------

..    We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

..    Your redemptions are net of any applicable CDSC.

..    If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

..    We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or Systematic Purchase Plan have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

..    Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

                                                      Income Funds Prospectus 61

Additional Services and Other Information
--------------------------------------------------------------------------------

Automatic Programs
These programs help you conveniently purchase and/or redeem shares each month. Once you select a Program, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Systematic Withdrawals may only be processed on or about the 25th day of each month. Call Investor Services at 1-800-222-8222, option 0, for more information.

.. Systematic Purchase Program--With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase and specify an amount of at least $100.

.. Systematic Exchange Program--With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

.. Systematic Withdrawal Program--With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

   .  must have a Fund account valued at $10,000 or more;

   .  must have your distributions reinvested; and

   .  may not simultaneously participate in the Systematic Purchase Program.

It generally takes about ten days to establish a Program once we have received your instructions. It generally takes about five days to change or cancel participation in a Program. We may automatically cancel your program if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions
The Funds in this Prospectus make any distributions of net investment income monthly and capital gains at least annually.

We offer the following distribution options:

.. Automatic Reinvestment Option--Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

.. Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

.. Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

62 Income Funds Prospectus

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..  Directed Distribution Purchase Option--Lets you buy shares of a different
   Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes
The following discussion regarding income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for further income tax consideration.

As required by the Internal Revenue Code, we will pass on to you substantially all of a Fund's net investment income and capital gains. Distributions from a Fund's ordinary income and short-term capital gain, if any, will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, will be taxable to you as long-term capital gain. It is not expected that corporate shareholders will be able to deduct any portion of distributions from the Funds when determining their taxable income.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. At the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy Fund shares shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such gain or loss will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange.

Foreign residents may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents will be subject to back-up withholding.

Request for Multiple Copies of Shareholder Documents
To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your selling agent.

                                                      Income Funds Prospectus 63

Description of Core Portfolio
--------------------------------------------------------------------------------

PORTFOLIO                    OBJECTIVE

Stable Income Portfolio      The Portfolio seeks stability of principal while
                             providing lower volatility total return.

64 Income Funds Prospectus

--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Portfolio invests in short-term investment-grade securities which include mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate U.S. dollar-denominated debt securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations, and others.

                                                      Income Funds Prospectus 65

Portfolio Managers
--------------------------------------------------------------------------------

Robert N. Daviduk, CFA
Income Fund since 2002
Income Plus Fund since 2002
Intermediate Government Income Fund since 2002
Limited Term Government Income Fund since 2002
Mr. Daviduk joined WCM in 2002 as a Managing Director and Director of Intermediate Fixed-Income investing. Prior to joining WCM, Mr. Daviduk was a Senior Vice President and Director of Taxable Fixed Income with Banc of America Capital Management since 1997. Mr. Daviduk earned his BS in Business Administration/Accounting from Bucknell University, and his MBA in Finance/International Business from New York University.

John Huber, CFA
Stable Income Fund and its predecessor since 1998
Mr. Huber joined Galliard at the firm's inception in 1995 as a Portfolio Manager. Currently, Mr. Huber is highly involved with portfolio management, strategy, issue selection and trading. Mr. Huber oversees the Strategic Value Bond Portfolio and specializes in corporate and asset/mortgage-backed securities. Prior to joining Galliard, Mr. Huber was an Assistant Portfolio Manager with NIM. In addition, he previously served as a Senior Analyst in Norwest's Capital Market Credit Group. Mr. Huber earned his BA in Communications from the University of Iowa and his MBA from the University of Minnesota.

Daniel J. Kokoszka, CFA
Income Plus Fund and its predecessor since 1998
Mr. Kokoszka joined WCM in 1998 as a Portfolio Manager and became the Managing Director of Global Fixed-Income in 1999. Mr. Kokoszka is responsible for non-dollar fixed-income investments in major developed countries and U.S. dollar fixed-income investments (Yankee bonds) in emerging markets. He joined the firm in 1998 from Bradford & Marzec, Inc., an investment advisory firm, where he was a member of the International Portfolio Management Team from 1993 to 1998. Mr. Kokoszka earned his BS in Astronomy from Villanova University, his MS in a concentration of Mechanical Engineering from George Washington University and his MBA from the University of Rochester.

66 Income Funds Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH
Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Asset-Backed Securities
Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade
Securities rated BB or lower by S&P or Ba or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

Business Day
Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth
An increase in the value of a security. See also "total return."

Current Income
Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

Debt Securities
Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions
Dividends and/or capital gains paid by a Fund on its shares.

Diversified
A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund's total assets. Non-diversified funds are not required to comply with these investment policies.

Dollar-Denominated
Securities issued by foreign banks, companies or governments in U.S. dollars.

Dollar Rolls
Similar to a reverse Repurchase Agreement, dollar rolls are simultaneous agreements to sell a security held in a portfolio and to purchase a similar security at a future date at an agreed-upon price.

Duration
A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

                                                      Income Funds Prospectus 67

Glossary
--------------------------------------------------------------------------------

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund
A Fund that invests its assets in one or more core portfolios or other Funds of Wells Fargo Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same core portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of managing a larger pool of assets.

Investment-Grade Securities
A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity
The ability to readily sell a security at a fair price.

Moody's
A nationally recognized statistical ratings organization.

Mortgage-Backed Securities
Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

Nationally Recognized Statistical Ratings Organization ("NRSRO")
A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value ("NAV")
The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Options
An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Public Offering Price ("POP")
The NAV with the sales load added.

Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent
A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

Shareholder Servicing Agent
Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

68 Income Funds Prospectus

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Signature Guarantee
A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P
Standard and Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information
A document that supplements the disclosure made in the Prospectus.

Stability of Principal
The degree to which share prices for a fund remain steady.

Stripped Treasury Securities
Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.

Taxpayer Identification Number
Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return
The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers and exclude sales loads.

U.S. Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Weighted Average Maturity
The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

Zero Coupon Securities
Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.

                                                      Income Funds Prospectus 69

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222

Write to:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE
ANSWERED BY CALLING YOUR INVESTMENT
PROFESSIONAL

P005 (10/02)
ICA Reg. No.
811-09253                                                       [LOGO]
#522758                                                Printed on Recycled Paper

             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

                                                              [WELLS FARGO LOGO]

                                                                ----------------
WELLS FARGO INCOME FUNDS                                           PROSPECTUS
                                                                ----------------

                                             Diversified Bond Fund

                                             Income Fund

                                             Intermediate Government Income Fund

                                             Limited Term Government Income Fund

                                             Stable Income Fund

                                             Tactical Maturity Bond Fund

                                                                 October 1, 2002

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match you own.

These securities have not been approved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC")or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Institutional

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Table of Contents                                                              Income Funds
-------------------------------------------------------------------------------------------
Overview                              Objectives and Principal Strategies                 4
                                      Summary of Important Risks                          6
Important summary information         Performance History                                 8
about the Funds.                      Summary of Expenses                                14
                                      Key Information                                    16
-------------------------------------------------------------------------------------------
The Funds                             Diversified Bond Fund                              17
                                      Income Fund                                        20
Important information about           Intermediate Government Income Fund                22
the individual Funds.                 Limited Term Government Income Fund                24
                                      Stable Income Fund                                 28
                                      Tactical Maturity Bond Fund                        30
                                      Additional Strategies and
                                       General Investment Risks                          32
                                      Organization and Management of the Funds           36
-------------------------------------------------------------------------------------------
Your Investment                       Your Account                                       39
                                        How to Buy Shares                                40
How to open an account and              How to Sell Shares                               41
how to buy, sell and exchange
Fund shares.                            Exchanges                                        42
-------------------------------------------------------------------------------------------
Reference                             Other Information                                  43
                                      Description of Core Portfolios                     44
Additional information and term       Portfolio Managers                                 46
definitions.                          Glossary                                           48

Income Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details. Words appearing in italicized print and highlighted in color are defined in the glossary.

--------------------------------------------------------------------------------
FUND                           OBJECTIVE
--------------------------------------------------------------------------------
                               Seeks total return by diversifying its
  Diversified Bond Fund        investments among different fixed-income
                               investment styles.

  Income Fund                  Seeks current income and total return.

  Intermediate Government      Seeks current income, consistent with safety of
  Income Fund                  principal.

  Limited Term Government      Seeks current income, while preserving capital.
  Income Fund

  Stable Income Fund           Seeks stability of principal while providing
                               lower volatility total return.

  Tactical Maturity Bond Fund  Seeks to produce a positive total return each calendar year.

4     Income Funds Prospectus

--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

The Fund is a gateway fund that invests in investment-grade U.S. and foreign debt securities using a "multi-style" approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns.

We invest in a broad spectrum of issues, including U.S. Government obligations, mortgage- and other asset-backed securities, and the debt securities of financial institutions, corporations, and others. We establish a target range for the Fund's average portfolio duration based on the average portfolio duration of the mutual funds included in the Lipper Corporate A-Rated Debt Average (which is currently about 4-5 years, but is expected to change frequently).

We invest in fixed and variable rate U.S. Government obligations. We establish a target range for the Fund's average portfolio duration based on the average duration of 5-year U.S. Treasury securities.

We invest substantially all of the Fund's total assets in short- to intermediate-term U.S. Government obligations, although we may invest in securities of any maturity. Under normal circumstances, we expect to maintain a dollar-weighted average maturity between 2 and 5 years. We seek to preserve capital by shortening average maturity when we expect interest rates to increase and to increase total return by lengthening maturity when we expect interest rates to fall.

The Fund is a gateway fund that invests in short-term investment-grade securities which include mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate U.S. dollar-denominated fixed-income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

The Fund is a gateway fund that invests in U.S. Government obligations and corporate fixed-income investments rated within 1 of the 2 highest long-term rating categories, or that are unrated and determined by the adviser to be of comparable quality. The Fund's assets are divided into two components, short bonds with maturities of 2 years or less and long bonds with maturities of 25 years or more. Shifts between short bonds and long bonds are made based on the movement in the prices of the bonds rather than on the adviser's forecast of interest rates. During periods of falling prices (generally, increasing interest rate environments) long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. The dollar-weighted average maturity of the Fund may vary between 1 and 30 years.

                                                    Income Funds Prospectus    5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

..  the individual Fund descriptions beginning on page 17;

.. the "Additional Strategies and General Investment Risks" section beginning on page 32; and

..  the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------
Debt Securities
The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Mortgage- and Other Asset-Backed Securities
Certain Funds invest in mortgage- and other asset-backed securities which may not be guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on the portfolio. Asset-backed securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

6   Income Funds Prospectus

--------------------------------------------------------------------------------
FUND                          SPECIFIC RISKS
--------------------------------------------------------------------------------
                              The Fund is primarily subject to the risks
                              described under the "Common Risks for the Funds"
Diversified Bond Fund         on page 6. The U.S. Government does not guarantee
                              the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government.

                              The Fund is primarily subject to the risks
                              described under the "Common Risks for the Funds"
Income Fund                   on page 6. We may invest in lower-rated
                              securities, which tend to be more sensitive to economic conditions and involve greater credit risk than higher-rated securities.

                              The Funds are primarily subject to the risks
                              described under the "Common Risks for the Funds"
Intermediate Government       on page 6. The U.S. Government does not guarantee
Income Fund and               the market value or current yield of its
Limited Term Government       obligations. Not all U.S. Government obligations
Income Fund                   are backed by the full faith and credit of the
                              U.S. Government. We may invest in stripped treasury securities which have greater interest rate risk than traditional government securities with identical credit ratings and like maturities.

                              The Fund is primarily subject to the risks
Stable Income Fund            described under the "Common Risks for the Funds"
                              on page 6.

                              The Fund is primarily subject to the risks
                              described under the "Common Risks for the Funds"
Tactical Maturity             on page 6. The U.S. Government does not guarantee
Bond Fund                     the market value or current yield of its
                              obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government.

                                                    Income Funds Prospectus    7

Performance History
--------------------------------------------------------------------------------

The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

Diversified Bond Fund Institutional Class Calendar Year Returns*/1/

  [GRAPH]

'92        7.25%
'93        6.54%
'94       (2.04)%
'95       12.69%
'96        3.44%
'97       10.23%
'98        9.10%
'99       (1.19)%
'00       13.23%
'01        5.10%

Best Qtr.: Q3 '98 . 5.30%              Worst Qtr.: Q1 '94 . (1.94)%

*  The Fund's year-to-date performance through June 30, 2002 was 2.35%.

The table below provides average annual total return information for the Fund's Institutional Class shares, and includes both before- and after-tax returns for the Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

        Average annual total returns
        for the period ended 12/31/01                   1 year     5 years     10 years
        Institutional Class Returns Before Taxes
        (Incept. 11/11/94)/1/                            5.10%      7.18%        6.32%

        Institutional Class Returns After Taxes
        on Distributions                                 2.72%      4.56%        4.42%

        Institutional Class Returns After Taxes
        on Distributions and Sale of Fund Shares         3.10%      4.52%        4.23%

        LB Aggregate Bond Index/2/                       8.44%      7.43%        7.23%

/1/ Performance shown for periods prior to the inception of the Institutional
    Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

/2/ Lehman Brothers Aggregate Bond Index.

8  Income Funds Prospectus

--------------------------------------------------------------------------------
Income Fund Institutional Class Calendar Year Returns*/1/

  [GRAPH]

'92        7.96%
'93        8.77%
'94       (7.02)%
'95       17.35%
'96        1.91%
'97       10.26%
'98        8.98%
'99       (3.91)%
'00       11.18%
'01        6.91%

Best Qtr.: Q2 '95 . 5.95%       Worst Qtr.: Q2 '94 . (3.30)%

* The Fund's year-to-date performance through June 30, 2002 was 2.29%.

The table below provides average annual total return information for the Fund's Institutional Class shares, and includes both before- and after-tax returns for the Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

       Average annual total returns
       for the period ended 12/31/01                 1 year     5 years     10 years
       Institutional Class Returns Before Taxes
       (Incept. 8/2/93)/1/                            6.91%      6.54%        6.01%

       Institutional Class Returns After Taxes
       on Distributions                               4.41%      3.92%        3.20%

       Institutional Class Returns After Taxes
       on Distributions and Sale of Fund Shares       4.17%      3.92%        3.40%

       LB Aggregate Bond Index/2/                     8.44%      7.43%        7.23%

/1/ Performance shown for periods prior to the inception of the Institutional
    Class shares reflects the performance of the Class A shares, and includes all fees and expenses applicable to that class.The Class A shares commenced operations on June 9, 1987.

/2/ Lehman Brothers Aggregate Bond Index.

                                                      Income Funds Prospectus  9

Performance History
--------------------------------------------------------------------------------

Intermediate Government Income Fund Institutional Class Calendar Year
Returns*/1/

[GRAPHIC]

'92     6.00%
'93     8.96%
'94    (6.16)%
'95    13.75%
'96     3.13%
'97     8.82%
'98     9.55%
'99    (2.21)%
'00    11.43%
'01     6.89%

Best Qtr.: Q3 '98  . 6.00%          Worst Qtr.: Q2 '94 . (3.73)%

*    The Fund's year-to-date performance through June 30, 2002 was 3.66%.

The table below provides average annual total return information for the Fund's Institutional Class shares, and includes both before- and after-tax returns for the Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

       Average annual total returns
       for the period ended 12/31/01                 1 year   5 years   10 years

       Institutional Class Returns Before Taxes
          (Incept. 11/11/94)/1/                       6.89%     6.78%     5.85%

       Institutional Class Returns After Taxes
          on Distributions                            4.44%     4.20%     3.86%

       Institutional Class Returns After Taxes
          on Distributions and Sale of Fund Shares    4.15%     4.13%     3.73%

       LB Intermediate U.S. Gov't. Index/2/           8.42%     7.06%     6.65%

/1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

/2/  Lehman Brothers Intermediate U.S. Government Index.

10   Income Funds Prospectus

--------------------------------------------------------------------------------
Limited Term Government Income Fund Institutional Class Calendar Year
Returns*/1/

  [GRAPHIC]

'94    (1.42)%
'95    12.67%
'96     3.55)%
'97     7.68%
'98     7.72%
'99    (0.17)%
'00     9.34%
'01     7.37%

Best Qtr.: Q3 '98 . 4.89%           Worst Qtr.: Q3 '94 . (0.67)%

*    The Fund's year-to-date performance through June 30, 2002 was 3.28%.

The table below provides average annual total return information for the Fund's Institutional Class shares, and includes both before- and after-tax returns for the Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                         Life
       Average annual total returns                                       of
       for the period ended 12/31/01                  1 year   5 years   Fund

       Institutional Class Returns Before Taxes
          (Incept. 9/6/96)/1/                          7.37%    6.33%     5.68%

       Institutional Class Returns After Taxes
          on Distributions                             5.13%    3.97%     3.40%

       Institutional Class Returns After Taxes
          on Distributions and Sale of Fund Shares     4.44%    3.88%     3.39%

       LB Intermediate U.S. Gov't./Credit Index/2/     9.77%    7.15%     6.68%

/1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares adjusted to reflect the Institutional Class's fees and expenses. The Class A shares commenced operations on October 27, 1993.

/2/  Lehman Brothers Intermediate U.S. Government/Credit Index.

                                                    Income Funds Prospectus   11

Performance History
--------------------------------------------------------------------------

Stable Income Fund Institutional Class Calendar Year Returns*

   [GRAPHIC]

'95     7.93%
'96     5.46%
'97     6.46%
'98     5.77%
'99     3.57%
'00     6.99%
'01     5.88%

Best Qtr.: Q1 '01 . 2.38%        Worst Qtr.: Q4 '01 . 0.24%

*   The Fund's year-to-date performance through June 30, 2002 was 1.65%.

The table below provides average annual total return information for the Fund's Institutional Class shares, and includes both before- and after-tax returns for the Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

    Average annual total returns
                                                                          Life
    for the period ended 12/31/01                1 year     5 years      of Fund

    Institutional Class Returns Before Taxes
    (Incept. 11/11/94)                            5.88%       5.73%        5.99%

    Institutional Class Returns After Taxes
    on Distributions                              3.93%       3.52%        3.80%

    Institutional Class Returns After Taxes
    on Distributions and Sale of Fund Shares      3.55%       3.48%        3.71%

    LB Short Treasury 9-12 Months Index/1/        6.56%       5.97%        6.12%

/1/ Lehman Brothers Short Treasury 9-12 Months Index. The Fund changed its benchmark from the Merrill Lynch Treasury Bill One-Year Index to the Lehman Brothers Short Treasury 9-12 Months Index. Merrill Lynch no longer calculates/publishes the Treasury Bill One-Year Index because the Department of the Treasury eliminated the 52-week Treasury Bill.

12  Income Funds Prospectus

--------------------------------------------------------------------------------

As discussed in the Key Information section of this prospectus, the Tactical Maturity Bond Fund is a gateway fund in a "Core and Gateway" structure. The performance information shown below represents the performance of the core portfolio in which the Fund invests, adjusted to reflect the fees and expenses of the Institutional Class shares, which has a substantially identical investment objective and investment strategy. Please remember that prior performance is no guarantee of future results.

Tactical Maturity Bond Fund Instutional Class Calendar Year Returns/1/*
   [GRAPHIC]

'98      12.09%
'99     (0.50)%
'00      17.35%
'01       0.17%

Best Qtr.: Q3 '98  . 8.47%   Worst Qtr.: Q1 '99 . (3.06)%

*   The Fund's year-to-date performance through June 30, 2002 was (0.53)%.

The table below provides average annual total return information for the Fund's Institutional Class shares, and includes both before- and after-tax returns for the Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

    Average annual total returns                                       Life
    for the period ended 12/31/01                          1 year     of Fund

    Institutional Class Returns Before Taxes
    (Incept. 11/28/01)/1/                                    0.17%     9.06%

    Institutional Class Returns After Taxes
    on Distributions                                         0.09%      N/A

    Institutional Class Returns After Taxes
    on Distributions and Sale of Fund Shares                 0.10%      N/A

    LB Aggregate Bond Index/2/                               8.44%     7.69%

/1/ Performance shown for periods prior to inception of this Fund reflects performance of the Tactical Maturity Bond Core Portfolio adjusted to reflect the fees and expenses of this Fund. The Tactical Maturity Bond Core Portfolio incepted on June 1, 1997.

/2/ Lehman Brothers Aggregate Bond Index.

                                                      Income Funds Prospectus 13

Income Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker/dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service, or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------

                                                                                All Funds
--------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                                None

Maximum deferred sales charge (load) (as a percentage of the lower of
the Net Asset Value ("NAV") at purchase or the NAV at redemption)                  None
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                Intermediate
                                       Diversified     Income    Government
                                       Bond Fund/3/     Fund    Income Fund

Management Fees                           0.75%        0.50%       0.50%
Distribution (12b-1) Fees                 0.00%        0.00%       0.00%
Other Expenses/1/                         0.12%        0.25%       0.21%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES      0.87%        0.75%       0.71%
--------------------------------------------------------------------------------
Fee Waivers                               0.17%        0.00%       0.01%
--------------------------------------------------------------------------------
NET EXPENSES/2/                           0.70%        0.75%       0.70%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                          Limited Term
                                           Government         Stable       Tactical Maturity
                                          Income Fund     Income Fund/3/     Bond Fund/3/
--------------------------------------------------------------------------------------------
Management Fees                              0.50%           0.50%              0.50%
Distribution (12b-1) Fees                    0.00%           0.00%              0.00%
Other Expenses/1/                            0.28%           0.30%              1.38%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES         0.78%           0.80%              1.88%
--------------------------------------------------------------------------------------------
Fee Waivers                                  0.08%           0.15%              1.28%
--------------------------------------------------------------------------------------------
NET EXPENSES/2/                              0.70%           0.65%              0.60%
--------------------------------------------------------------------------------------------

/1/ Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to Wells Fargo & Company.

/2/ The adviser has committed through September 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

/3/ Includes expenses from the core portfolio(s) in which the Fund invests.

14  Income Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                                          Diversified          Income
                                           Bond Fund            Fund
--------------------------------------------------------------------------------
 1 YEAR                                      $   72              $ 77
 3 YEARS                                     $  261              $240
 5 YEARS                                     $  466              $417
10 YEARS                                     $1,057              $930
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Intermediate    Limited Term
                           Government      Government            Stable
                          Income Fund     Income Fund          Income Fund
--------------------------------------------------------------------------------
 1 YEAR                      $ 72            $ 66                $ 66
 3 YEARS                     $226            $241                 240
 5 YEARS                     $394            $425                 429
10 YEARS                     $882            $959                 976
--------------------------------------------------------------------------------

-----------------------------------
                          Tactical
                          Maturity
                          Bond Fund

 1 YEAR                    $    61
 3 YEARS                   $   466
 5 YEARS                   $   897
10 YEARS                   $ 2,096
-----------------------------------

                                                   Income Funds Prospectus   15

Key Information
--------------------------------------------------------------------------------

In this Prospectus, "we" generally refers to Wells Fargo Funds Trust (the "Trust") or Wells Fargo Funds Management, LLC ("Funds Management"), the Funds' investment adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
Core and Gateway Structure
Some of the Funds in this Prospectus are "gateway" funds in a "core and gateway" structure. In this structure, a gateway fund invests substantially all of its assets in one or more core portfolios of Wells Fargo Core Trust or other stand-alone funds of the Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Core portfolios offer their shares to multiple gateway funds and other core portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the core portfolio(s).The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the core portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the core portfolio(s) in which it invests.

--------------------------------------------------------------------------------
Important information you should look for as you decide to invest in a Fund:
The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

--------------------------------------------------------------------------------
Investment Objective and Investment Strategies
The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

..  what the Fund is trying to achieve;

..  how we intend to invest your money; and

.. what makes the Fund different from the other Funds offered in this Prospectus.

--------------------------------------------------------------------------------
Permitted Investments
A summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
Important Risk Factors
Describes the key risk factors for each Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

Words appearing in italicized print and highlighted in color are defined in the Glossary.

16   Income Funds Prospectus

Diversified Bond Fund
--------------------------------------------------------------------------------

Investment Objective
The Diversified Bond Fund seeks total return by diversifying its investments among different fixed-income investment styles.

--------------------------------------------------------------------------------
Investment Strategies
The Fund is a gateway fund that uses a "multi-style" fixed-income investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. The Fund's portfolio combines the different fixed-income investment styles of 3 portfolios--Managed Fixed-Income style, Strategic Value Bond style and Tactical Maturity Bond style.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

..  at least 80% of the Fund's assets in debt securities, which include U.S.
   Government obligations, mortgage- or other asset-backed securities and dollar-denominated debt securities of U.S. branches of foreign banks.

The percentage of Fund assets that we invest in each core portfolio may temporarily deviate from the current allocations due to changes in market value. We will effect transactions daily to reestablish the current allocations. We may make changes in the current allocations at any time in response to market and other conditions. We also may invest in more or fewer core portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

To manage the Fund's exposure to different types of investments, we may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars."

--------------------------------------------------------------------------------
Important Risk Factors
The Fund is primarily subject to the risks described under the "Common Risks for the Funds" section on page 6. The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government. Obligations of U.S. branches of foreign banks and foreign branches of U.S. banks are subject to additional risks, such as political turmoil, the imposition of foreign withholding taxes, and the establishment of exchange controls or the adoption of other foreign governmental restrictions that may affect the payment of principal and/or interest on these obligations.

You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 32. These considerations are all important to your investment choice.

                                                    Income Funds Prospectus   17

Diversified Bond Fund
--------------------------------------------------------------------------------

Portfolio Allocation
As of May 31, 2002, the core portfolio allocations for the Fund were as follows:

Investment Style/Portfolios                               Allocation

Managed Fixed-Income Portfolio                              50.0%
Strategic Value Bond Portfolio                              16.7%
Tactical Maturity Bond Portfolio                            33.3%

TOTAL FUND ASSETS                                          100.0%

--------------------------------------------------------------------------------
Portfolio Management
Please see the "Description of Core Portfolios" section on page 44 for the objective and principal strategies of each core portfolio, and the "Portfolio Managers" section on page 46 for the professional summaries for these managers.

Core Portfolio           Sub-Adviser           Portfolio Manager(s)

Managed Fixed-Income     Galliard              Richard Merriam, CFA;
                                               and Ajay Mirza
Strategic Value Bond     Galliard              Richard Merriam, CFA;
                                               John Huber; and Ajay Mirza
Tactical Maturity Bond   Peregrine             William D. Giese, CFA;
                                               Patricia Burns, CFA*; and
                                               Jay H. Strohmaier

* Ms. Burns is expected to retire during the first quarter of 2003.

18   Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                     INSTITUTIONAL CLASS SHARES--
                                                     COMMENCED ON NOVEMBER 11, 1994
                                                     -------------------------------------------------------------------
                                                       May 31,      May 31,      May 31,       May 31,       May 31,
For the period ended:                                   2002         2001         2000          1999          1998
                                                     -------------------------------------------------------------------
Net asset value, beginning of period                  $   25.68    $   25.22    $   26.11     $   27.03     $   25.60

Income from investment operations:
     Net investment income (loss)                          1.21         1.43         1.43          1.34          1.61
     Net realized and unrealized gain (loss)
        on investments                                     0.16         1.44        (0.63)        (0.17)         1.51

Total from investment operations                           1.37         2.87         0.80          1.17          3.12

Less distributions:
     Dividends from net investment income                 (1.20)       (2.41)       (1.16)        (1.43)        (1.66)
     Distributions from net realized gain                 (0.22)        0.00        (0.53)        (0.66)        (0.03)

Total distributions                                       (1.42)       (2.41)       (1.69)        (2.09)        (1.69)

Net asset value, end of period                        $   25.63    $   25.68    $   25.22     $   26.11     $   27.03

Total return/1/                                            5.44%       11.74%        3.22%         4.15%        12.39%

Ratios/supplemental data:
     Net assets, end of period (000s)                 $ 336,184    $ 269,121    $ 190,283     $ 179,133     $ 134,831

Ratios to average net assets:
     Ratio of expenses to average net assets/2/            0.70%        0.70%        0.70%         0.70%         0.70%

     Ratio of net investment income (loss)
        to average net assets                              4.74%        5.75%        5.80%         5.58%         5.98%

Portfolio turnover/3/                                        93%         113%          68%           77%           91%

Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/2/,/4/              0.87%        0.83%        0.92%         1.07%         1.02%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. /2/ Includes expenses allocated from the core portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in the underlying core portfolios.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                      Income Funds Prospectus 19

Income Fund
--------------------------------------------------------------------------------

Portfolio Manager: Robert N. Daviduk, CFA
--------------------------------------------------------------------------------

Investment Objective
The Income Fund seeks current income and total return.
--------------------------------------------------------------------------------

Investment Strategies
We invest in a diversified portfolio of fixed and variable-rate debt securities issued by domestic and foreign issuers. We invest in a broad spectrum of issues, including U.S. Government obligations, mortgage- and other asset-backed securities, and the debt securities of financial institutions, corporations, and others. We establish a target range for the Fund's average portfolio duration based on the average portfolio duration of the mutual funds included in the Lipper Corporate A-Rated Debt Average (which is currently about 4-5 years, but is expected to change frequently). We attempt to enhance the Fund's performance by adjusting the average duration within the range to benefit from the effect of various economic factors, such as inflation, or growth cycles.
--------------------------------------------------------------------------------

Permitted Investments
Under normal circumstances, we invest:

..   at least 80% of the Fund's assets in income-producing securities, which include debt securities such as bonds, debentures and notes, and corporate debt securities that can be converted into or exchanged for common stocks;

..   at least 20% of total assets in U.S. Government obligations;

..   up to 50% of total assets in mortgage-backed securities and up to 25% of total assets in other asset-backed securities; and

..   at least 80% of total assets in investment-grade debt securities. We may invest up to 20% of the Fund's total assets in below investment-grade debt securities rated, at the time of purchase, in the fifth highest long-term rating category assigned by a nationally recognized statistical ratings organization ("NRSRO").

We may also invest in stripped treasury securities, including zero coupon securities. As part of our mortgage-backed securities investments, we may enter into dollar roll transactions. We invest primarily in securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 40 years. It is anticipated that the Fund's portfolio will have an average dollar-weighted average maturity between 3 and 15 years.
--------------------------------------------------------------------------------

Important Risk Factors
The Fund is primarily subject to the risks described under the "Common Risks for the Funds" on page 6. We may invest in lower-rated securities, which tend to be more sensitive to economic conditions and involve a greater credit risk than higher-rated securities.

You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 32. These considerations are all important to your investment choice.

20  Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
   FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                       -------------------------------------------------------
                                                       INSTUTIONAL CLASS SHARES--COMMENCED
                                                       ON AUGUST 2, 1993
                                                       -------------------------------------------------------
                                                        May 31,    May 31,     May 31,     May 31,    May 31,
For the period ended:                                    2002       2001         2000       1999       1998
                                                       -------------------------------------------------------
Net asset value, beginning of period                   $   9.32   $   8.85    $   9.47    $   9.78   $   9.27

Income from investment operations:
     Net investment income (loss)                          0.51       0.60        0.61        0.59       0.61
     Net realized and unrealized gain (loss)
        on investments                                     0.09       0.47       (0.62)      (0.31)      0.51

   Total from investment operations                        0.60       1.07       (0.01)       0.28       1.12

Less distributions:
     Dividends from net investment income                 (0.57)     (0.60)      (0.61)      (0.59)     (0.61)
     Distributions from net realized gain                  0.00       0.00        0.00        0.00       0.00

Total distributions                                       (0.57)     (0.60)      (0.61)      (0.59)     (0.61)

Net asset value, end of period                         $   9.35   $   9.32    $   8.85    $   9.47   $   9.78

Total return/1/                                            6.50%     12.29%      (0.10)%      2.81%     12.35%

Ratios/supplemental data:
     Net assets, end of period (000s)                  $474,752   $564,908    $369,719    $348,472   $290,566

Ratios to average net assets:
     Ratio of expenses to average net assets               0.75%      0.75%       0.75%       0.75%      0.75%
     Ratio of net investment income (loss)
        to average net assets                              5.46%      6.42%       6.65%       6.00%      6.32%

Portfolio turnover                                          101%       109%        124%        202%       167%

Ratio of expenses to average net assets
     prior to waived fees and reimbursed
     expenses/2/                                           0.75%      0.76%       0.82%       0.92%      0.92%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.

/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                  Income Funds Prospectus     21

Intermediate Government Income Fund
--------------------------------------------------------------------------------

Portfolio Manager:  Robert N. Daviduk, CFA

--------------------------------------------------------------------------------

Investment Objective
The Intermediate Government Income Fund seeks current income, consistent with safety of principal.

--------------------------------------------------------------------------------
Investment Strategies
We invest in fixed and variable rate U.S. Government obligations. We establish a target range for the Fund's average portfolio duration based on the average duration of 5-year U.S. Treasury securities. As a result, the dollar-weighted average maturity of the Fund generally ranges from four to ten years. We emphasize the use of intermediate maturity securities to manage interest rate risk and use mortgage-backed securities to enhance yield.

--------------------------------------------------------------------------------
Permitted Investments Under normal circumstances, we invest:

..   100% of the Fund's assets in U.S. Government obligations, including repurchase agreements collateralized by U.S.Government obligations;

..   up to 50% of total assets in mortgage-backed securities; and up to 10%
    of total assets in stripped treasury securities, including zero coupon securities.

As part of our mortgage-backed securities investments, we may enter into dollar rolls. We may not invest more than 25% of total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury.

We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRSRO or, if unrated, are determined by us to be of comparable quality.

--------------------------------------------------------------------------------
Important Risk Factors
The Fund is primarily subject to the risks described under the "Common Risks for the Funds" on page 6. The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government. Stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings and like maturities. Zero coupon securities also generate ordinary income, which must be distributed to shareholders, even when they do not generate funds to pay such distributions.

You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 32. These considerations are all important to your investment choice.

22   Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                            INSTITUTIONAL CLASS SHARES--
                                                           COMMENCED ON NOVEMBER 11, 1994
                                                ----------------------------------------------------
                                                   May 31,   May 31,   May 31,   May 31,   May 31,
For the period ended:                               2002      2001      2000      1999      1998
                                                ----------------------------------------------------
Net asset value, beginning of period              $  11.02  $  10.56  $  11.05  $  11.22  $  10.84

Income from investment operations:
  Net investment income (loss)                        0.54      0.69      0.70      0.66      0.71
  Net realized and unrealized gain (loss)
     on investments                                   0.28      0.47     (0.50)     0.18)     0.37

Total from investment operations                      0.82      1.16      0.20      0.48      1.08

Less distributions:
  Dividends from net investment income               (0.65)    (0.70)    (0.69)     0.65)    (0.70)
  Distributions from net realized gain                0.00      0.00      0.00      0.00      0.00

Total distributions                                  (0.65)    (0.70)    (0.69)     0.65)    (0.70)

Net asset value, end of period                    $  11.19  $  11.02  $  10.56  $  11.05  $  11.22


Total return/1/                                       7.63%    11.25%     1.94%     4.30%    10.19%

Ratios/supplemental data:
  Net assets, end of period (000s)                $442,037  $413,846  $385,299  $420,305  $400,346

Ratios to average net assets:
  Ratio of expenses to average net assets             0.68%     0.68%     0.68%     0.68%     0.68%
  Ratio of net investment income (loss)
     to average net assets                            4.85%     6.34%     6.43%     5.77%     6.35%

Portfolio turnover                                     102%       57%      139%      124%       97%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses/2/                                         0.71%     0.74%     0.75%     0.72%     0.72%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.

/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                    Income Funds Prospectus   23

Limited Term Government Income Fund
--------------------------------------------------------------------------------

Portfolio Manager: Robert N. Daviduk, CFA

--------------------------------------------------------------------------------

Investment Objective
The Limited Term Government Income Fund seeks current income, while preserving capital.

-------------------------------------------------------------------------------

Investment Strategies
We seek current income by actively managing a diversified portfolio consisting substantially of short- to intermediate-term U.S. Government obligations, although we may invest in securities of any maturity. Under normal circumstances, we expect to maintain a dollar-weighted average maturity between 2 and 5 years. We seek to preserve capital by shortening average maturity when we expect interest rates to increase and to increase total return by lengthening maturity when we expect interest rates to fall.

--------------------------------------------------------------------------------

Permitted Investments
Under normal circumstances, we invest:

.. 100% of the Fund's assets in U.S. Government obligations, including repurchase agreements collateralized by U.S. Government obligations;

.. up to 10% of total assets in stripped treasury securities, including zero coupon securities; and

..  in mortgage-backed securities, and collateralized mortgage obligations
   ("CMOs").

As part of our mortgage-backed securities investments, we may enter into dollar rolls.

--------------------------------------------------------------------------------

Important Risk Factors
The Fund is primarily subject to the risks described under the "Common Risks for the Funds" on page 6. The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government. Stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings and like maturities. Zero coupon securities also generate ordinary income which must be distributed to shareholders, even when they do not generate funds to pay such distributions.

You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 32. These considerations are all important to your investment choice.

24  Income Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Limited Term Government Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for life of Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                  INSTITUTIONAL CLASS SHARES--
                                                  COMMENCED ON SEPTEMBER 6, 1996
--------------------------------------------------------------------------------

                                                  ------------------------------
                                                       May 31,          May 31,
                                                        2002             2001
                                                  ------------------------------
    For the period ended:

    Net asset value, beginning of period              $   9.64        $   9.26

    Income from investment operations:
       Net investment income (loss)                       0.47            0.59
       Net realized and unrealized gain (loss)
         on investments                                   0.20            0.38

    Total from investment operations                      0.67            0.97

    Less distributions:
       Dividends from net investment income              (0.47)          (0.59)
       Distributions from net realized gain               0.00            0.00

    Total distributions                                  (0.47)          (0.59)

    Net asset value, end of period                    $   9.84        $   9.64

    Total return/3/                                       7.08%          10.66%

    Ratios/supplemental data:
       Net assets, end of period (000s)               $132,786        $116,309

    Ratios to average net assets/4/:
       Ratio of expenses to average net assets            0.68%           0.68%
       Ratio of net investment income (loss)
         to average net assets                            4.82%           6.13%

    Portfolio turnover                                     127%            126%

    Ratio of expenses to average net assets
       prior to waived fees and reimbursed
       expenses/4/,/5/                                    0.78%           0.80%

/1/ The Fund changed its fiscal year-end from March 31 to June 30.

/2/ The Fund changed its fiscal year-end from June 30 to May 31.

/3/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/4/ Ratios shown for periods of less than one year are annualized.

/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 26    Income Funds Prospectus

                                                     Financial Highlights
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                  May 31,          June 30,        June 30,     March 31,
                  2000/2/            1999          1998/1/        1998
-------------------------------------------------------------------------


                 $   9.55          $  9.78         $  9.76       $  9.45


                     0.51             0.56            0.13          0.51

                    (0.29)           (0.23)           0.02          0.31

                     0.22             0.33            0.15          0.82


                    (0.51)           (0.56)          (0.13)        (0.51)
                     0.00             0.00            0.00          0.00

                    (0.51)           (0.56)          (0.13)        (0.51)

                 $   9.26          $  9.55         $  9.78       $  9.76

                     2.34%            3.38%           1.56%         8.85%


                 $127,344          $79,789         $90,146       $51,973


                     0.72%            0.91%           0.91%         0.69%

                     5.87%            5.72%           5.44%         5.28%

                       80%             116%             12%           48%



                     0.90%            1.08%           1.08%         1.07%
-------------------------------------------------------------------------

                                               Income Funds Prospectus 27

Stable Income Fund
--------------------------------------------------------------------------------

Portfolio Manager: John Huber, CFA

--------------------------------------------------------------------------------

Investment Objective
The Stable Income Fund seeks stability of principal while providing lower volatility total return.

--------------------------------------------------------------------------------
Investment Strategies
The Fund is a gateway fund that invests substantially all of its assets in a core portfolio with a substantially identical investment objective and investment strategies.

We invest in short-term investment-grade securities. We invest in a diversified portfolio of fixed and variable rate U.S. dollar-denominated fixed-income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in income-producing debt securities;

..    up to 65% of total assets in mortgage-backed securities;

..    up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

..    up to 25% of total assets in mortgage-backed securities that are not U.S.
     Government obligations; and

..    up to 50% of total assets in U.S. Government obligations.

We may not invest more than 30% of the Fund's total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury, and may not invest more than 10% of the Fund's total assets in the securities of any other issuer. We may invest in additional core portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

We only purchase investment-grade securities.We invest in debt securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 12 years and seek to maintain a dollar-weighted average maturity between 1 and 5 years.

We may use options, swap agreements, interest rate caps, floors, collars, and futures contracts to manage risk. We also may use options to enhance return.

--------------------------------------------------------------------------------

Important Risk Factors
The Fund is primarily subject to the risks described under the "Common Risks for the Funds" on page 6.

You should consider these risks along with the "Additional Strategies and General Investment Risks" section on page 32. These considerations are all important to your investment choice.

28   Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                               INSTITUTIONAL CLASS SHARES--
                                               COMMENCED ON NOVEMBER 11, 1994
                                               -----------------------------------------------------------
                                                May 31,      May 31,     May 31,      May 31,     May 31,
For the period ended:                            2002         2001        2000         1999        1998
                                               -----------------------------------------------------------
Net asset value, beginning of period            $  10.36    $  10.15    $  10.27     $  10.30    $  10.24

Income from investment operations:
   Net investment income (loss)                     0.37        0.60        0.55         0.52        0.58
   Net realized and unrealized gain (loss)
     on investments                                 0.03        0.21       (0.12)       (0.02)       0.05
Total income from investment operations             0.40        0.81        0.43         0.50        0.63

Less distributions:
   Dividends from net investment income            (0.37)      (0.60)      (0.55)       (0.53)      (0.57)
   Distributions from net realized gain             0.00        0.00        0.00         0.00        0.00

Total distributions                                (0.37)      (0.60)      (0.55)       (0.53)      (0.57)

Net asset value, end of period                  $  10.39    $  10.36    $  10.15     $  10.27    $  10.30

Total return/1/                                     3.87%       8.25%       4.32%        4.95%       6.28%

Ratios/supplemental data:
   Net assets, end of period (000s)             $304,256    $200,917    $191,358     $179,201    $144,215

Ratios to average net assets/2/:
   Ratio of expenses to average net assets          0.65%       0.65%       0.65%        0.65%       0.65%
   Ratio of net investment income (loss)
     to average net assets                          3.50%       5.78%       5.44%        5.10%       5.69%

Portfolio turnover/3/                                 81%         37%         40%          29%         37%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/,/4/                                  0.80%       0.78%       0.77%        0.76%       0.76%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.

/2/ Includes expenses allocated from the core portfolio in which the Fund invests.

/3/ Portfolio turnover rate represents the activity from the Fund's investments in a core portfolio.

/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                     Income Funds Prospectus  29

Tactical Maturity Bond Fund
--------------------------------------------------------------------------------

Portfolio Managers: William D. Giese, CFA; Patricia Burns, CFA*; Jay H.
Strohmaier

--------------------------------------------------------------------------------

Investment Objective
The Tactical Maturity Bond Fund seeks to produce a positive total return each calendar year.

--------------------------------------------------------------------------------
Investment Strategies
The Fund is a gateway fund that invests substantially all of its assets in a core portfolio with a substantially identical investment objective and investment strategies.

We invest in U.S. Government obligations and corporate fixed-income investments rated at the time of purchase within 1 of the 2 highest long-term rating categories, as rated by a NRSRO, or that are unrated and determined by the adviser to be of comparable quality. The Fund's assets are divided into two components, short bonds with maturities (or average life) of 2 years or less and long bonds with maturities of 25 years or more. Shifts between short bonds and long bonds are made based on movement in the prices in bonds rather than on the adviser's forecast of interest rates. During periods of falling prices (generally, increasing interest rate environments) long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. The dollar-weighted average maturity of the portfolio may vary between 1 and 30 years.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in bonds;

..    at least 50% of total assets in U.S. Government obligations, including U.S.
     Treasury securities;

..    up to 50% of total assets in securities with variable or floating rates of interest; and

..    up to 25% of total assets in asset-backed securities.

We may invest in additional core portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

--------------------------------------------------------------------------------

Important Risk Factors
The Fund is primarily subject to the risks described under the "Common Risks for the Funds" on page 6. The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government.

You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 32; and the specific risks listed here. These considerations are all important to your investment choice.

*Ms. Burns is expected to retire during the first quarter of 2003.

30  Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                 INSTITUTIONAL CLASS SHARES--
                                                 COMMENCED ON NOVEMBER 28, 2001
                                                 -------------------------------
                                                         May 31,
For the period ended:                                     2002
                                                 -------------------------------

Net asset value, beginning of period                     $10.00

Income from investment operations:
   Net investment income (loss)                            0.14
   Net realized and unrealized gain (loss)
     on investments                                       (0.23)

Total from investment operations                          (0.09)

Less distributions:
   Dividends from net investment income                   (0.14)
   Distributions from net realized gain                    0.00

Total distributions                                       (0.14)

Net asset value, end of period                           $ 9.77

Total return/1/                                           (0.87)%

Ratios/supplemental data:
   Net assets, end of period (000s)                      $6,890

Ratios to average net assets/4/:
   Ratio of expenses to average net assets/2/              0.60%
   Ratio of net investment income (loss)
     to average net assets                                 2.85%

Portfolio turnover/3/                                       145%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/,/4/,/5/                                     1.88%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/2/   Includes expenses allocated from the core portfolio in which the Fund invests.

/3/ Portfolio turnover rate represents the activity from the Fund's investments in a core portfolio.

/4/  Ratios shown for periods of less than one year are annualized.

/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                     Income Funds Prospectus  31

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

..    Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

..    We cannot guarantee that a Fund will meet its investment objective.

..    We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good any such losses.

..    Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

..    An investment in a single Fund, by itself, does not constitute a complete investment plan.

..    Certain Funds may also use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

..    The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. Collateralized Mortgage Obligations ("CMOs") are securities collateralized by portfolios of mortgage pass-through securities and have many of the same risks discussed above. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government's guarantee does not extend to the Funds themselves.

..    The market value of lower-rated debt securities and unrated securities of comparable quality that the Diversified Bond and Income Funds may invest in tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated

32   Income Funds Prospectus

--------------------------------------------------------------------------------

     securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities rated in the lowest category of investment-grade securities, "BBB" by S&P or "Baa" by Moody's, possess some speculative characteristics.

What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk--The risk that a practice, such as lending portfolio securities, or engaging in forward commitment or when-issued transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk--The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors"
section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

                                                    Income Funds Prospectus   33

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each Fund. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                                                        LIMITED
                                                                                         INTERMEDIATE    TERM              TACTICAL
                                                                     DIVERSIFIED          GOVERNMENT   GOVERNMENT  STABLE  MATURITY
                                                                        BOND      INCOME    INCOME       INCOME    INCOME    BOND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                            PRINCIPAL RISK(S)
-----------------------------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money  for               Leverage Risk              X         X         X            X          X       X
temporary purposes (e.g. to meet
shareholder redemptions).

Floating and Variable Rate Debt
Instruments with interest rates                Interest Rate and          X         X         X            X          X       X
that are adjusted either on a                  Credit Risk
schedule or when an index or
benchmark changes.

Foreign Obligations
Dollar-denominated debt-securities             Foreign Investment,
of non-U.S. companies, foreign banks,          Regulatory and             X         X                                 X
foreign governments,  and other                Liquidity Risk
foreign entities.

Forward Commitment, When-Issued and
Delayed Delivery Transactions
Securities bought or sold for delivery         Interest Rate and          X         X         X            X          X       X
at a later date or bought or sold for a        Credit Risk
fixed price at a fixed date.

High Yield Securities
Debt securities of lower quality that          Interest Rate and
produce generally higher rates of return.      Credit Risk
These securities, sometimes referred                                                X
to as "junk bonds," tend to be more
sensitive to economic conditions, more
volatile, and less liquid, and are subject
to greater risk of default.

Illiquid Securities
A security which may not be sold or            Liquidity Risk
disposed of in the ordinary course of                                     X         X                                 X       X
business within seven days at approximately
the value determined for it by the Fund.
Limited to 15% of net assets.

Loans of Portfolio Securities
The practice of loaning securities to          Credit, Counter-Party
brokers, dealers and financial                 and Leverage Risk
institutions to increase return on those                                  X         X         X            X          X       X
securities. Loans may be made up to 1940
Act limits (currently one-third of total
assets, including the value of the
collateral received).

34   Income Funds Prospectus

                                                                                                          LIMITED
                                                                                           INTERMEDIATE    TERM             TACTICAL
                                                                       DIVERSIFIED          GOVERNMENT   GOVERNMENT STABLE  MATURITY
                                                                           BOND     INCOME    INCOME       INCOME   INCOME    BOND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                              PRINCIPAL RISK(S)
-----------------------------------------------------------------------------------------------------------------------------------
Loan Participations
Debt obligations that represent a                Credit Risk
portion of a larger loan made by a                                          X         X                                X
bank. Generally sold without guarantee
or recourse, some participations sell
at a discount because of the borrower's
credit problems.

Mortgage- and Other Asset-Backed
Securities
Securities consisting of undivided               Interest Rate Credit
fractional interests in pools of                 and Prepayment/Extension   X         X         X            X         X       X
consumer loans, such as mortgage                 Risk
loans, car loans, credit card debt
or receivables held in trust.

Options
The right or obligation to receive or            Credit and
deliver a security or cash payment               Liquidity Risk
depending on the security's price or                                        X         X         X            X         X
the performance of an index or benchmark.
Types of options used may include:
options on securities, options on a
stock index, stock index futures and
options on stock index futures to protect
liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of             Market Risk
other mutual funds, which will cause Fund                                   X         X         X            X         X       X
shareholders to bear a pro rata portion of
the other fund's expenses, in addition to
the expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but      Liquidity Risk
which may or may not be resold in accordance
with Rule 144A under the Securities Act of                                  X         X                                X
1933.

Repurchase Agreements
A transaction in which the seller of a           Credit and
security agrees to repurchase the security       Counter-Party Risk         X         X         X            X         X       X
at an agreed upon time and price, usually
with interest.

Stripped Obligations
Securities that give ownership to either         Interest Rate Risk                   X         X            X
future payments of interest or a future
payment of principal, but not both. These
securities tend to have greater interest
rate sensitivity than conventional debt.

                                                     Income Funds Prospectus  35

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
The Trust was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

--------------------------------------------------------------------------------------
                                   BOARD OF TRUSTEES
--------------------------------------------------------------------------------------
                           Supervises the Funds' activities
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
         INVESTMENT ADVISER                              CUSTODIAN
--------------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC            Wells Fargo Bank Minnesota, N.A.
525 Market St., San Francisco, CA            6th & Marquette, Minneapolis, MN
Manages the Funds'investment activities      Provides safekeeping for the Funds'assets
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                               INVESTMENT SUB-ADVISER(S)
--------------------------------------------------------------------------------------
                                    Varies by Fund
                     See Individual Fund Descriptions for Details
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                                        TRANSFER
            ADMINISTRATOR                                 AGENT
--------------------------------------------------------------------------------------
   Wells Fargo Funds Management, LLC          Boston Financial Data Services, Inc.
   525 Market St.                             Two Heritage Dr.
   San Francisco, CA                          Quincy, MA

   Manages the Funds'                         Maintains records of shares and
   business activities                        supervises the payment of dividends
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                      FINANCIAL SERVICES FIRMS AND SELLING AGENTS
--------------------------------------------------------------------------------------
            Advise current and prospective shareholders on Fund investments
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                     SHAREHOLDERS
--------------------------------------------------------------------------------------

36   Income Funds Prospectus

--------------------------------------------------------------------------------

The Investment Adviser
Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers, who are responsible for the day-to-day portfolio management of the Funds. As of June 30, 2002, Funds Management and its affiliates managed over $169 billion in assets. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus.

The Diversified Bond Fund is a gateway fund that invests in various core portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of the Fund's average daily net assets for investment advisory services, including the determination of the asset allocation of the Fund's investments in various core portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each core portfolio. The total amount of investment advisory fees paid to Funds Management as a result of the Fund's investments varies depending on the Fund's allocation of assets among the various core portfolios.

Dormant Investment Advisory Arrangements
Under the investment advisory contract for the Stable Income Fund and the Tactical Maturity Bond Fund, Funds Management does not receive any compensation from the Funds as long as the Funds continue to invest, as they do today, substantially all of their assets in a single core portfolio. If either Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more core portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various core portfolios.

Under the investment advisory contract for the gateway funds described above, Funds Management acts as an investment adviser for gateway fund assets redeemed from a core portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more core portfolios. If a gateway fund redeems assets from a core portfolio and invests them directly, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

Each gateway fund has a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the core portfolios in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a core portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the core portfolio for investing the portion of the gateway fund's assets formerly invested in the core portfolio.

The Sub-Advisers
Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, is the sub-adviser for the Income, Intermediate Government Income and Limited Term Government Income Funds. In this capacity, it is responsible for the day-to-day investment

                                                    Income Funds Prospectus   37

Organization and Management of the Funds
--------------------------------------------------------------------------------

management activities of the Funds. WCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of June 30, 2002, WCM managed assets aggregating in excess of $109 billion.

Peregrine Capital Management, Inc. ("Peregrine") and Galliard Capital Management, Inc. ("Galliard") each sub-advise various core portfolios of the Diversified Bond Fund. Peregrine also sub-advises the core portfolio in which the Tactical Maturity Bond Fund invests and Galliard sub-advises the core portfolio in which the Stable Income Fund invests. In their capacities as sub-advisers, Peregrine and Galliard are responsible for the day-to-day investment management activities of the respective core portfolios.

Peregrine, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is an investment adviser subsidiary of Wells Fargo Bank Minnesota, N.A. ("Wells Fargo Bank MN"). Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of June 30, 2002, Peregrine managed assets in excess of $9 billion.

Galliard, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is also an investment adviser subsidiary of Wells Fargo Bank MN. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of June 30, 2002, Galliard managed assets in excess of $11 billion.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator
Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Funds Management is entitled to receive an annual fee of 0.15% of the average daily net assets of each Fund.

The Transfer Agent
Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee and certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

38   Income Funds Prospectus

Your Account
--------------------------------------------------------------------------------

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares
..    As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

..    Each Fund's investments are generally valued at current market prices.
     Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on latest quoted bid price. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or the latest quoted bid price. See the Statement of Additional Information for further disclosure.

..    We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") at 4:00 p.m. (Eastern time). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

..    We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m.
     (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day.
     Requests we receive after the cutoff time are processed the next business day.

..    The Funds are open for business on each day the NYSE is open for business.
     NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Minimum Investments
Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount.

                                                    Income Funds Prospectus   39

Your Account                                                   How to Buy Shares
--------------------------------------------------------------------------------

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

..    Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

..    Institutions are usually the holders of record of Institutional Class shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

..    Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

..    Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

..    Institutions may charge their customers account fees and may receive significant fees from us with respect to investments their customers have made with the Funds; and

..    All purchases must be made in U.S. dollars and all checks must be drawn on
     U.S. banks.

40   Income Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

     Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

--------------------------------------------------------------------------------
     GENERAL NOTES FOR SELLING SHARES
--------------------------------------------------------------------------------

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

     . Redemption proceeds are usually wired to the redeeming Institution the following business day.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

                                                     Income Funds Prospectus  41

Your Account                                                           Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds are two transactions: a sale of shares of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the prospectus for the Fund into which you wish to exchange.

     . In order to discourage excessive exchange activity that could result in additional expenses and lower returns for the Funds, the Funds may restrict or refuse exchanges from market timers. You may be considered a market timer if you completed more than one exchange within a 3-month period, or seem to be following a timing pattern.

     . You may make exchanges only between like share classes of non-money market Funds and the Service Class shares of money market Funds.

     Contact your account representative for further details.

     Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

42  Income Funds Prospectus

Other Information
--------------------------------------------------------------------------------

Income and Gain Distributions
The Funds in this Prospectus make any distributions of net investment income monthly and capital gains at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes
The following discussion regarding income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for a further discussion of income tax considerations.

As required by the Internal Revenue Code, we will pass on to you substantially all of a Fund's net investment income and realized capital gains. Distributions from a Fund's ordinary income and short-term capital gain, if any, will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, will be taxable to you as long-term capital gain. It is not expected that corporate shareholders will be able to deduct any portion of distributions from the Funds when determining their taxable income.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. At the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy Fund shares shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such gain or loss will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange.

Foreign residents may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents will be subject to back-up withholding.

Request for Multiple Copies of Shareholder Documents
To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your customer account representative.

                                                    Income Funds Prospectus   43

Description of Core Portfolios
--------------------------------------------------------------------------------

PORTFOLIO                OBJECTIVE

Managed Fixed-Income     The Portfolio seeks consistent fixed-income returns by
Portfolio                investing primarily in investment grade
                         intermediate-term securities.

Stable Income            The Portfolio seeks stability of principal while
Portfolio                providing lower volatility total return.

Strategic Value Bond     The Portfolio seeks total return by investing primarily
Portfolio                in income-producing securities.

Tactical Maturity Bond   The Portfolio seeks positive total return each calendar
Portfolio                year regardless of general bond market performance by
                         investing in a portfolio of high quality U.S.
                         Government securities and corporate fixed-income securities.

44   Income Funds Prospectus

--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES

The Portfolio invests in a diversified portfolio of fixed and variable rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government securities and the debt securities of financial institutions, corporations and others.

The Portfolio invests in short-term investment-grade securities which include mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate U.S. dollar-denominated fixed-income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporation, and others.

The Portfolio invests in a broad range of debt securities in order to create a strategically diversified portfolio of fixed-income investments. These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government securities, preferred stock, convertible bonds, and foreign bonds.

The Portfolio's assets are divided into two components,"short" bonds with maturities (or average life) of two years or less, and "long" bonds with maturities of 25 years or more.

                                                      Income Funds Prospectus 45

Portfolio Managers
--------------------------------------------------------------------------------

Patricia Burns, CFA
Diversified Bond Fund and its predecessor since 1994
Tactical Maturity Bond Fund since 2001
Ms. Burns joined Peregrine over ten years ago and is a Senior Vice President and Portfolio Manager for taxable fixed-income portfolios. She has been associated with Wells Fargo Bank, Minnesota, N.A. and its affiliates since 1983. Ms. Burns earned her BA in Child Psychology/Sociology and an MBA from the University of Minnesota.

Robert N. Daviduk, CFA
Income Fund since 2002
Intermediate Government Income Fund since 2002
Limited Term Government Income Fund since 2002
Mr. Daviduk joined WCM in 2002 as a Managing Director and Director of Intermediate Fixed-Income investing. Prior to joining WCM, Mr. Daviduk was a Senior Vice President and Director of Taxable Fixed Income with Bank of America Capital Management since 1997. Mr. Daviduk earned his BS in Business Administration/Accounting from Bucknell University, and his MBA in Finance/International Business from New York University.

William D. Giese, CFA
Diversified Bond Fund and its predecessor since 1994
Tactical Maturity Bond Fundsince 2001
Mr. Giese joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. His responsibilities include overseeing the Tactical Maturity Bond Portfolio. Mr. Giese has more than 25 years of experience in fixed-income securities management. Mr. Giese earned his BS in Civil Engineering from the Illinois Institute of Technology and an MBA from the University of Michigan.

John Huber, CFA
Diversified Bond Fund and its predecessor since 1998
Stable Income Fund and its predecessor since 1998
Mr. Huber joined Galliard at the firm's inception in 1995 as a Portfolio Manager. Currently, Mr. Huber is highly involved with portfolio management, strategy, issue selection and trading. Mr. Huber oversees the Strategic Value Bond Portfolio and specializes in corporate and asset/mortgage-backed securities. Prior to joining Galliard, Mr. Huber was an Assistant Portfolio Manager with NIM. In addition, he previously served as a Senior Analyst in Norwest's Capital Market Credit Group. Mr. Huber earned his BA in Communications from the University of Iowa and his MBA from the University of Minnesota.

Richard Merriam, CFA
Diversified Bond Fund and its predecessor since 1995
Mr. Merriam joined Galliard at the firm's inception in 1995. Currently, Mr. Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Mr. Merriam oversees the Strategic Value Bond Portfolio and Managed Fixed-Income Portfolios. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam earned his BA in Economics and English from the University of Michigan and his MBA from the University of Minnesota.

Ajay Mirza
Diversified Bond Fund and its predecessor since 1998
Mr. Mirza joined Galliard at the firm's inception in 1995 as a Portfolio Manager and Mortgage Specialist. Prior to joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza earned his BE in Instrumentation from the Birla Institute of Technology (India), his MA in Economics from Tulane University, and his MBA from the University of Minnesota.

46 Income Funds Prospectus

--------------------------------------------------------------------------------

Jay H. Strohmaier
Diversified Bond Fund since 2002
Tactical Maturity Bond Fund since 2002
Mr. Strohmaier joined Peregrine in 1996 as a Senior Vice President. His responsibilities include managing the Tactical Maturity Bond Portfolio. Mr. Strohmaier has over 18 years of experience dealing with various investment strategies. He earned his BS in Agricultural Economics from Washington State University and his MS in Applied Economics from the University of Minnesota.

                                                    Income Funds Prospectus   47

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH
Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Asset-Backed Securities
Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade
Securities rated BB or lower by S&P or Ba or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

Business Day
Any day the New York Stock Exchange is open is a business day for the Funds.

Current Income
Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

Debt Securities
Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions
Dividends and/or capital gains paid by a Fund on its shares.

Diversified
A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund's total assets. Non-diversified funds are not required to comply with these investment policies.

Dollar-Denominated
Securities issued by foreign banks, companies or governments in U.S. dollars.

Dollar Rolls
Similar to a reverse Repurchase Agreement, dollar rolls are simultaneous agreements to sell a security held in a portfolio and to purchase a similar security at a future date at an agreed-upon price.

Duration
A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

48   Income Funds Prospectus

--------------------------------------------------------------------------------

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund
A Fund that invests its assets in one or more core portfolios or other Wells Fargo Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same core portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of managing a larger pool of assets.

Illiquid Security
A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution
Banks, pension funds, insurance companies, trusts or other similar entities. Institutions usually aggregate transactions with the Funds on behalf of groups of investors.

Investment-Grade Securities
A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity
The ability to readily sell a security at a fair price.

Moody's
A nationally recognized statistical ratings organization.

Mortgage-Backed Securities
Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

Nationally Recognized Statistical Ratings Organization ("NRSRO")
A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value ("NAV")
The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Options
An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

                                                    Income Funds Prospectus   49

Glossary
--------------------------------------------------------------------------------

     Statement of Additional Information
     A document that supplements the disclosures made in the Prospectus.

     Stability of Principal
     The degree to which share prices for a fund remain steady.

     Stripped Treasury Securities
     Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.

     Total Return
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers and exclude sales loads.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Weighted Average Maturity
     The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

     Zero Coupon Securities
     Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.

50  Income Funds Prospectus

     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

     STATEMENT OF ADDITIONAL INFORMATION
     supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

     ANNUAL/SEMI-ANNUAL REPORTS
     provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

     THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
     Call: 1-800-222-8222

     Write to:
     Wells Fargo Funds P.O. Box 8266
     Boston, MA 02266-8266; or

     Visit the SEC's website at http://www.sec.gov

     REQUEST COPIES FOR A FEE BY WRITING TO:
     SEC Public Reference Room
     Washington, DC 20549-6009; or
     by electronic request at publicinfo@sec.gov
     Call: 1-800-SEC-0330 for details

     ADDITIONAL SERVICES QUESTIONS CAN BE
     ANSWERED BY CALLING YOUR INVESTMENT
     PROFESSIONAL

P006 (10/02)
ICA Reg. No.                                                  [LOGO]
 811-09253                                            Printed on Recycled Paper
  #522759
              ----------------------------------------------------
              NOT FDIC INSURED - NO BANK GUARANTEE- MAY LOSE VALUE
              ----------------------------------------------------

                                                              [WELLS FARGO LOGO]

WELLS FARGO WEALTHBUILDER PORTFOLIOS
                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

                                                    Wells Fargo WealthBuilder
                                                    Growth Portfolio

                                                    Wells Fargo WealthBuilder
                                                    Growth Balanced Portfolio

                                                    Wells Fargo WealthBuilder
                                                    Growth and Income Portfolio

                                                                 October 1, 2002

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Table of Contents
--------------------------------------------------------------------------------
Overview                          Objectives and Principal Strategies        4
                                  Summary of Important Risks                 6
Important summary information     Performance History                        8
about the Portfolios.             Summary of Expenses                       12
                                  Key Information                           14

--------------------------------------------------------------------------------
The Portfolios                    Growth Portfolio                          16
                                  Growth Balanced Portfolio                 18
Important information about       Growth and Income Portfolio               22
the individual Portfolios.        The Underlying Funds                      24
                                  Additional Strategies and
                                    General Investment Risks                25
                                  Organization and Management
                                    of the Portfolios                       30

--------------------------------------------------------------------------------
Your Investment                   Your Account                              32
                                    Reductions and Waivers of
How to open an account and           Sales Charges                          33
how to buy, sell and exchange       Exchanges                               35
Portfolio shares.                   How to Buy Shares                       36
                                    How to Sell Shares                      39

--------------------------------------------------------------------------------
Reference                         Additional Services and
                                    Other Information                       41
Additional information and term   Portfolio Managers                        43
definitions.                      Glossary                                  44

Wells Fargo WealthBuilder Portfolios Overview
--------------------------------------------------------------------------------
See the individual Portfolio descriptions in this Prospectus for further details. Words appearing in italicized print and highlighted in color are defined in the glossary.

--------------------------------------------------------------------------------
PORTFOLIO                        OBJECTIVE
--------------------------------------------------------------------------------
   Growth Portfolio              Seeks long-term capital appreciation with no
                                 emphasis on income.

   Growth Balanced Portfolio     Seeks a balance of capital appreciation and
                                 current income.

   Growth and Income Portfolio   Seeks long-term capital appreciation with a
                                 secondary emphasis on income.

4  Wells Fargo WealthBuilder Portfolios Prospectus

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PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

The Growth Portfolio is a diversified equity investment that consists of equity mutual funds that employ diverse investment styles. These styles include: large company growth stocks--for their strong earnings growth potential; large company value stocks--representing out-of-favor companies with relatively higher dividends for greater return potential; small company stocks--for their dramatic growth potential; and international stocks--for increased diversification and foreign growth opportunities. We seek to achieve the Portfolio's investment objective by allocating its assets among the equity styles of a number of affiliated and non-affiliated funds.

The Growth Balanced Portfolio is a highly diversified investment, consisting of both stock and bond mutual funds, with an emphasis on stocks. Stocks offer long-term growth potential, while bonds help to decrease risk and provide income, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio. The stock holdings are diversified across many investment styles. These styles include: large company growth, large company value, small company, and international. The bond holdings are also diversified across a wide range of income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. We seek to achieve the Portfolio's investment objective by allocating its assets across various classes of stocks and bonds of a number of affiliated and non-affiliated funds.

The Growth and Income Portfolio is a diversified equity investment that consists of mutual funds that employ different and complementary investment styles to provide potential for both growth and income. These styles include: large company growth stocks--for their strong earnings growth potential; large company value stocks--representing out-of-favor companies with relatively higher dividends for greater total return potential; small company stocks--for their dramatic growth potential; and international stocks--for increased diversification and global growth opportunities. We seek to achieve the Portfolio's investment objective by allocating its assets among the equity styles of a number of affiliated and non-affiliated funds.

                              Wells Fargo WealthBuilder Portfolios Prospectus  5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Portfolios. All are important to your investment choice. Additional information about these and other risks is included in:

..  the individual Portfolio descriptions beginning on page 16;

.. the "Additional Strategies and General Investment Risks" section beginning on page 25; and

..  the Portfolios' Statement of Additional Information.

An investment in a Portfolio is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Portfolio.

The risks associated with each Portfolio are the risks related to each underlying investment company or fund (the "Underlying Fund") in which the Portfolio invests. Thus, the indirect risks of the Portfolios are the direct risks of the Underlying Funds, which will be discussed in this Prospectus. References in this Prospectus to the investment activities of the Portfolios also refer to the Underlying Funds in which they invest.

--------------------------------------------------------------------------------
COMMON RISKS FOR THE PORTFOLIOS
--------------------------------------------------------------------------------
Investments in Underlying Funds
We seek to reduce the risk of your investment by diversifying among mutual funds that invest in stocks and, in some cases, bonds and among different fund managers. Investing in a mutual fund that holds a diversified portfolio of other mutual funds provides a wider range of investment management talent and investment diversification than is available in a single mutual fund. The Portfolios are each designed to provide you with a single investment vehicle that offers diverse asset classes, fund management, and fund categories. You still have, however, the risks of investing in various asset classes, such as market risks related to stocks and, in some cases, bonds, as well as the risks of investing in a particular Underlying Fund, such as risks related to the particular investment management style and that the Underlying Fund may underperform other similarly managed funds. There can be no assurance that any mutual fund will achieve its objective.

Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the Underlying Funds in which the Portfolio invests.

Equity Securities
We invest in certain Underlying Funds which in turn invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Portfolio's investment. Certain types of stocks and certain individual stocks selected for an Underlying Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks selected by the Underlying Funds are based in part on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected.

Small Company Securities
Certain Underlying Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. These companies may have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6  Wells Fargo WealthBuilder Portfolios Prospectus

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Foreign Investments
The Portfolios invest in certain Underlying Funds which make foreign investments which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets.

--------------------------------------------------------------------------------
PORTFOLIO-SPECIFIC RISKS
--------------------------------------------------------------------------------
Debt Securities
The Growth Balanced Portfolio invests in certain Underlying Funds which in turn invest some of their assets in debt securities, such as notes and bonds, which are subject to credit risk and interest-rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in an Underlying Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in an Underlying Fund, unless the instruments have adjustable or variable rate features, which can reduce interest-rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

                              Wells Fargo WealthBuilder Portfolios Prospectus  7

Performance History
--------------------------------------------------------------------------------

The information on the following pages shows you how each Portfolio has performed and illustrates the variability of a Portfolio's returns over time. Each Portfolio's average annual returns for one year and for the life of the Portfolio are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance is no guarantee of future results.

Wells Fargo WealthBuilder Growth Portfolio Calendar Year Returns*

   [GRAPH]

'98      21.00%
'99      26.74%
'00      (6.34)%
'01     (15.85)%

Best Qtr.: Q4 '98 . 23.73%              Worst Qtr.: Q1 '01 . (18.85)%

* Returns do not reflect sales charges. If they did, returns would be lower. The Portfolio's year-to-date performance through June 30, 2002 was (11.19)%.

The table below provides average annual total return information for the Portfolio's shares, and includes both before- and after-tax returns for the Portfolio's shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

   Average annual total returns/1/
                                                                       Life of
   for the period ended 12/31/01                             1 year   Portfolio

   Growth Portfolio Returns Before Taxes (Incept. 10/1/97)  (17.11)%    4.13%

   Growth Portfolio Returns After Taxes on Distributions    (17.20)%    3.99%

   Growth Portfolio Returns After Taxes on Distributions
      and Sale of Fund Shares                               (10.42)%    3.32%

   S&P 500 Index/2/                                         (11.88)%    6.03%

/1/  Returns reflect applicable sales charges.
/2/  S&P 500 is a registered trademark of Standard & Poor's.

8  Wells Fargo WealthBuilder Portfolios Prospectus

--------------------------------------------------------------------------------

Wells Fargo WealthBuilder Growth Balanced Portfolio Calendar Year Returns*

  [GRAPH]

'98    15.21%
'99    14.45%
'00     2.11%
'01    (7.09)%

Best Qtr.: Q4 '98 . 17.55%       Worst Qtr.: Q3 '01 . (10.78)%

..  Returns do not reflect sales charges. If they did, returns would be lower.
   The Portfolio's year-to-date performance through June 30, 2002 was (7.52)%.

The table below provides average annual total return information for the Portfolio's shares, and includes both before- and after-tax returns for the Portfolio's shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

   Average annual total returns/1/
                                                                Life of
   for the period ended 12/31/01                    1 year     Portfolio

   Growth Balanced Portfolio Returns
     Before Taxes (Incept. 10/1/97)                 (8.48)%      5.19%

   Growth Balanced Portfolio Returns
     After Taxes on Distributions                   (9.17)%      4.13%

   Growth Balanced Portfolio Returns After Taxes
     on Distributions and Sale of Fund Shares       (5.09)%      3.81%

   S&P 500 Index/2/                                (11.88)%      6.03%

   LB U.S. Gov't./Credit Index/3/                    9.77%       6.91%

/1/ Returns reflect applicable sales charges.
/2/ S&P 500 is a registered trademark of Standard & Poor's.
/3/ Lehman Brothers U.S. Government/Credit Index.

                              Wells Fargo WealthBuilder Portfolios Prospectus  9

Performance History
--------------------------------------------------------------------------------

Wells Fargo WealthBuilder Growth and Income Portfolio Calendar Year Returns*

   [GRAPH]

'98       14.68%
'99       27.28%
'00       (2.99)%
'01      (16.52)%

Best Qtr.: Q4 '98 . 20.03%       Worst Qtr.: Q3 '01 . (16.94)%

* Returns do not reflect sales charges. If they did, returns would be lower. The Portfolio's year-to-date performance through June 30, 2002 was (12.50)%.

The table below provides average annual total return information for the Portfolio's shares, and includes both before- and after-tax returns for the Portfolio's shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

   Average annual total returns/1/
                                                                      Life of
   for the period ended 12/31/01                           1 year    Portfolio

   Growth and Income Portfolio Returns
      Before Taxes (Incept. 10/1/97)                       (17.77)%    3.34%

   Growth and Income Portfolio Returns
      After Taxes on Distributions                         (18.34)%    2.72%

   Growth and Income Portfolio Returns After Taxes
        on Distributions and Sale of Fund Shares           (10.83)%    2.49%

   S&P 500 Index/2/                                        (11.88)%    6.03%

/1/ Returns reflect applicable sales charges.
/2/ S&P 500 is a registered trademark of Standard & Poor's.

10 Wells Fargo WealthBuilder Portfolios Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Wells Fargo WealthBuilder Portfolios
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Portfolio. The tables do not reflect the investment advisory fees and other operating expenses of the Underlying Funds. Fees and expenses of the Underlying Funds are reflected in those funds' performance and thus indirectly in the Portfolio's performance. These tables do not reflect charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker/dealer or financial institution maintaining the account through which you hold Portfolio shares may charge separate account, service, or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------

                                                                All Portfolios
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                 1.50%

Maximum deferred sales charge (load)(as a
percentage of the lower of the Net Asset Value
("NAV") at purchase or the NAV at redemption)                       None/1/

--------------------------------------------------------------------------------
 ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
                                   ASSETS)/2/
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                           Growth     Growth Balanced   Growth and Income
                                         Portfolio       Portfolio          Portfolio
------------------------------------------------------------------------------------------
Management Fees                            0.35%           0.35%              0.35%
Distribution (12b-1) Fees                  0.50%           0.50%              0.50%
Other Expenses/3/                          0.45%           0.42%              0.47%
------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES       1.30%           1.27%              1.32%
------------------------------------------------------------------------------------------
Fee Waivers                                0.05%           0.02%              0.07%
------------------------------------------------------------------------------------------
NET EXPENSES/4/                            1.25%           1.25%              1.25%
------------------------------------------------------------------------------------------

/1/ Shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase.
/2/ These expense ratios do not include expenses of the Underlying Funds.
/3/ Other expenses may include expenses payable to affiliates of Wells Fargo &
    Company.
/4/ The adviser has committed through September 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio's net operating expense ratio shown. Fees and expenses of the Underlying Funds are not covered by these waiver/reimbursement arrangements.

12 Wells Fargo WealthBuilder Portfolios Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The example assumes a fixxed rate of return and that Portfolio operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

---------------------------------------------------------------
               Growth     Growth Balanced   Growth and Income
             Portfolio        Portfolio           Portfolio
---------------------------------------------------------------
 1 YEAR      $   275          $   275            $   275
 3 YEARS     $   551          $   545            $   555
 5 YEARS     $   847          $   835            $   856
10 YEARS     $ 1,690          $ 1,659            $ 1,710
---------------------------------------------------------------

                              Wells Fargo WealthBuilder Portfolios Prospectus 13

Key Information
--------------------------------------------------------------------------------

In this Prospectus, "we" generally refers to Wells Fargo Funds Trust (the "Trust"), or Wells Fargo Funds Management, LLC ("Funds Management"), the Portfolios' investment adviser. "We" may also refer to the Portfolios' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
Wells Fargo WealthBuilder Portfolios
Growth Balanced Portfolio, Growth and Income Portfolio, and Growth Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are separate investment portfolios designed to offer you access to professionally managed mutual funds from well-known fund families. Each Portfolio seeks to achieve its objective by allocating its assets across either various stock investment styles or across both stock and bond investment styles through investment in a number of affiliated and unaffiliated Underlying Funds. Each Underlying Fund invests its assets pursuant to a different investment objective and a different investment style. Each Portfolio holds an investment portfolio of stock funds, for growth potential, and the Growth Balanced Portfolio also holds an investment portfolio of bond funds, for income production, decreased volatility and increased price stability. The Portfolios' investment adviser may select from a wide range of mutual funds based upon changing markets and risk/return characteristics of the asset classes. Each Portfolio provides a different level of risk exposure by allocating its investments in different proportions among either various equity investment styles, or various equity and bond investment styles. In addition to its own expenses, each Portfolio bears a pro rata portion of the expenses of the Underlying Funds in which it invests. Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the mutual funds in which the Portfolio invests. The Portfolios are diversified series of the Trust, an open-end, management investment company.

--------------------------------------------------------------------------------
Asset Allocation Strategy
The adviser allocates each Portfolio's investments in accordance with the Portfolio's investment objective among Underlying Funds that represent a broad spectrum of investment options. The adviser uses various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures to assess the relative attractiveness of these investment options and to determine target allocations. The target allocations for the Growth Portfolio and the Growth Balanced Portfolio are determined using tactical asset allocation models, and thus change from time to time pursuant to market, economic and other factors. The target allocation for the Growth and Income Portfolio is not model-driven, and remains constant. As a result of target allocation changes, appreciation or depreciation or other circumstances, the percentages of a Portfolio's assets invested in various Underlying Funds will vary over time. The adviser rebalances a Portfolio when the Portfolio's actual allocations deviate by a specified percentage from the target allocations.

--------------------------------------------------------------------------------
Important information you should look for as you decide to invest in a
Portfolio:
The summary information on the previous pages is designed to provide you with an overview of each Portfolio. The sections that follow provide more detailed information about the investments and management of each Portfolio.

14 Wells Fargo WealthBuilder Portfolios Prospectus

--------------------------------------------------------------------------------

Investment Objective and Investment Strategies
The investment objective of each Portfolio in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Portfolio tells you:

..  what the Portfolio is trying to achieve;

..  how we intend to invest your money; and

..  what makes the Portfolio different from the other Portfolios offered in this
   Prospectus.
--------------------------------------------------------------------------------

Permitted Investments
A summary of each Portfolio's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

--------------------------------------------------------------------------------

Important Risk Factors
Describes the key risk factors for each Portfolio, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

Words appearing in italicized print and highlighted in color are defined in the Glossary.

                              Wells Fargo WealthBuilder Portfolios Prospectus 15

Wells Fargo WealthBuilder Growth Portfolio
--------------------------------------------------------------------------------

Portfolio Managers: Galen Blomster, CFA; David S. Lunt, CFA
--------------------------------------------------------------------------------

Investment Objective
Wells Fargo Growth Portfolio seeks long-term capital appreciation with no emphasis on income.
--------------------------------------------------------------------------------

Investment Strategies
We seek to achieve the Portfolio's investment objective by allocating its investments among stock funds. The Portfolio is a diversified equity investment that consists of mutual funds that employ diverse investment styles. These styles include: large company growth stocks--for their strong earnings growth potential; large company value stocks--representing out-of-favor companies with relatively higher dividends for greater return potential; small company stocks--for their dramatic growth potential; and international stocks--for increased diversification and global growth opportunities. The target allocation among the four equity styles is determined by the Tactical Equity Allocation model.

The Portfolio's emphasis on diversification helps to moderate volatility by limiting the effect of one style that is underperforming, while increasing the likelihood of participation when one style is outperforming through the active asset allocation approach. We seek to achieve the Portfolio's investment objective by allocating its assets among the equity styles of a number of affiliated and non-affiliated Underlying Funds.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

..  100% of total assets in stock funds.

--------------------------------------------------------------------------------

Portfolio Asset Allocation
We seek to enhance performance by shifting assets between equity styles according to market conditions.

                              Potential Asset Allocation Ranges
                                                         Investment Target
                                   Neutral Position           Range
       Large Company Stocks            50%                    25-81%
       Small Company Stocks            20%                     5-45%
       International Stocks            30%                    10-50%

                            Allocation as of May 31, 2002
       Large Company Growth Style       5%
       Large Company Value Style       20%
       Small Company Style             25%
       International Style             50%

       TOTAL PORTFOLIO ASSETS         100%

--------------------------------------------------------------------------------
Important Risk Factors
The Portfolio is primarily subject to the risks described in the "Summary of Important Risks" section beginning on page 6. You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 25. These considerations are all important to your investment choice.

16 Wells Fargo WealthBuilder Portfolios Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Portfolio's financial performance for the past 5 years (or for the life of the Portfolio, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Portfolio's financial statements, is also contained in the Portfolio's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                      PORTFOLIO COMMENCED
                                                      ON OCTOBER 1, 1997
                                                      -----------------------------------------------------
                                                       May 31,    May 31,     May 31,   May 31,    May 31,
                                                         2002       2001       2000      1999       1998
                                                      -----------------------------------------------------
  For the period ended:

  Net asset value, beginning of period                $   12.76   $  14.97   $  12.63   $  11.01   $  10.00

  Income from investment operations:
     Net investment income (loss)                         (0.07)     (0.10)     (0.08)     (0.07)     (0.01)
     Net realized and unrealized gain (loss)
       on investments                                     (1.52)     (1.87)      2.42       1.71       1.03

  Total from investment operations                        (1.59)     (1.97)      2.34       1.64       1.02

  Less distributions:
     Dividends from net investment income                 (0.03)      0.00       0.00       0.00      (0.01)
     Distributions from net realized gain                  0.00      (0.24)      0.00      (0.02)      0.00

  Total distributions                                     (0.03)     (0.24)      0.00      (0.02)     (0.01)

  Net asset value, end of period                      $   11.14   $  12.76   $  14.97   $  12.63   $  11.01

  Total return/1/                                       (12.46)%   (13.35)%    18.53%     14.94%     10.17%

  Ratios/supplemental data:
     Net assets, end of period (000s)                 $ 100,476   $ 81,403   $ 41,496   $ 12,942   $  5,695

  Ratios to average net assets/2/:
     Ratio of expenses to average net assets               1.25%      1.25%      1.25%      1.25%      1.25%
     Ratio of net investment income (loss) to
       average net assets                                 (0.69)%    (1.00)%    (0.99)%    (0.84)%    (0.50)%

  Portfolio turnover                                         73%        49%        32%        31%        16%

  Ratio of expenses to average net assets prior to
     waived fees and reimbursed expenses/2/,/3/            1.30%      1.69%      1.98%      2.00%      3.32%

/1/ Total returns do not include any sales charges and would have been lower had certain expenses not been waived/reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ These ratios do not include expenses of any Underlying Fund. Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                              Wells Fargo WealthBuilder Portfolios Prospectus 17

Wells Fargo WealthBuilder Growth Balanced Portfolio
--------------------------------------------------------------------------------

Portfolio Managers: Galen Blomster, CFA; David S. Lunt, CFA

--------------------------------------------------------------------------------
Investment Objective
Wells Fargo Growth Balanced Portfolio seeks a balance of capital appreciation and current income.

--------------------------------------------------------------------------------
Investment Strategies
We seek to achieve the Portfolio's investment objective by allocating 65% of its assets to stock funds and 35% of its assets to bond funds. We use futures contracts to implement target allocation changes determined by the Tactical Asset Allocation Model. The Portfolio does not physically reallocate its assets among investment styles. Certain research indicates that the greatest impact on investment returns may be due to the asset allocation decision (the mix of stocks, bonds and cash-equivalents) rather than market timing or the selection of individual stocks and bonds.

The Portfolio is a highly diversified investment, consisting of both stock and bond mutual funds, with an emphasis on stocks. Stocks offer long-term growth potential, while bonds help to decrease risk and provide income, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio.

Stock holdings are diversified across many investment styles. These styles include: large company growth, large company value, small company, and international. Bond holdings are also diversified across a wide range of income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. The Portfolio's emphasis on diversification helps to moderate volatility by limiting the effect of one asset class that is underperforming while increasing the likelihood of participation when one asset class is outperforming through an active stock/bond asset allocation approach. We seek to achieve the Portfolio's investment objective by allocating its assets across various classes of stocks and bonds of a number of affiliated and non-affiliated Underlying Funds.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

..  at least 50% of total assets in stock funds; and

..  at least 25% of total assets in bond funds.

--------------------------------------------------------------------------------
Portfolio Asset Allocation
We seek to enhance performance by emphasizing investments in stocks or bonds when market conditions reveal opportunities.

                 Potential Asset Allocation Ranges

                                     Effective Investment
                                         Target Range
                 Neutral Position       Using Futures
Stock Funds            65%                 50 - 80%
Bonds Funds            35%                 20 - 50%

18 Wells Fargo WealthBuilder Portfolios Prospectus

--------------------------------------------------------------------------------

                          Allocation as of May 31, 2002
     Stock Fund Styles:                                     65%
             Large Company Growth Style                                19%
             Large Company Value Style                                 20%
             Small Company Style                                       13%
             International Style                                       13%

     Bond Fund Styles:                                      35%
             U.S. Treasury, Government, Agency and
                Mortgage-Related Securities                            13%
             Investment Grade Corporate Bonds                          12%
             High-Yield Corporate Bonds                                 5%
             International Obligations                                  5%

     TOTAL FUND ASSETS                                     100%

--------------------------------------------------------------------------------
Important Risk Factors
The Portfolio may also invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase. Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities.

The Portfolio is primarily subject to the risks described in the "Summary of Important Risks" section on page 6. You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 25. These considerations are all important to your investment choice.

                              Wells Fargo WealthBuilder Portfolios Prospectus 19

Wells Fargo WealthBuilder Growth Balanced Portfolio         Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Portfolio's financial performance for the past 5 years (or for the life of the Portfolio, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Portfolio's financial statements, is also contained in the Portfolio's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                        PORTFOLIO COMMENCED
                                                        ON OCTOBER 1, 1997
                                                        ------------------------------------------------
                                                         May 31,    May 31,   May 31,   May 31,   May 31,
   For the period ended:                                   2002       2001      2000      1999     1998
                                                        ------------------------------------------------
   Net asset value, beginning of period                 $  11.69    $ 12.72   $ 11.83   $ 10.80   $10.00

   Income from investment operations:
     Net investment income (loss)                           0.00       0.07      0.21      0.10     0.07
     Net realized and unrealized gain (loss)
        on investments                                     (0.83)     (0.20)     1.05      1.01     0.76

   Total from investment operations                        (0.83)     (0.13)     1.26      1.11     0.83

   Less distributions:
     Dividends from net investment income                  (0.16)     (0.11)    (0.14)    (0.07)   (0.03)
     Distributions from net realized gain                  (0.07)     (0.79)    (0.23)    (0.01)    0.00

   Total distributions                                     (0.23)     (0.90)    (0.37)    (0.08)   (0.03)

   Net asset value, end of period                       $  10.63    $ 11.69   $ 12.72   $ 11.83   $10.80

   Total return/1/                                         (7.09)%    (1.28)%   10.72%    10.26%    8.35%

   Ratios/supplemental data:
     Net assets, end of period (000s)                   $159,693    $78,469   $33,749   $23,336   $9,300

   Ratios to average net assets/2/:
     Ratio of expenses to average net assets                1.25%      1.25%     1.25%     1.25%    1.25%
     Ratio of net investment income (loss) to
        average net assets                                  1.04%      1.51%     1.95%     1.28%    0.02%

   Portfolio turnover                                         28%        29%       70%       59%      20%

   Ratio of expenses to average net assets prior to
     waived fees and reimbursed expenses/2/,/3/             1.27%      1.52%     1.76%     1.85%    2.64%

/1/ Total returns do not include any sales charges and would have been lower had certain expenses not been waived/reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ These ratios do not include expenses of any Underlying Fund. Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

20 Wells Fargo WealthBuilder Portfolios Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Wells Fargo WealthBuilder Growth and Income Portfolio
--------------------------------------------------------------------------------

Portfolio Managers: Galen Blomster, CFA; David S. Lunt, CFA

--------------------------------------------------------------------------------
Investment Objective

Wells Fargo Growth and Income Portfolio seeks long-term capital appreciation with a secondary emphasis on income.

--------------------------------------------------------------------------------
Investment Strategies
We seek to achieve the Portfolio's investment objective by allocating its investments among stock funds. The Portfolio is a diversified equity investment that consists of mutual funds that employ different and complementary investment styles to provide potential for both growth and income. These styles include: large company growth stocks--for their strong earnings growth potential; large company value stocks--representing out-of-favor companies with relatively higher dividends for greater total return potential; small company stocks--for their dramatic growth potential; and international stocks--for increased diversification and global growth opportunities.

The Portfolio's emphasis on diversification helps to moderate volatility by limiting the effect of one style that is underperforming, while also increasing the likelihood of participation when one style is outperforming. We seek to achieve the Portfolio's investment objective by allocating its assets among the equity styles of a number of affiliated and non-affiliated Underlying Funds.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

..  100% of total assets in stock funds.

--------------------------------------------------------------------------------
Portfolio Asset Allocation
We seek to enhance performance with reduced volatility through broad diversification among different equity investment styles.

                          Allocation as of May 31, 2002

   Large Company Growth Style              30%
   Large Company Value Style               30%
   Small Company Style                     20%
   International Style                     20%

   TOTAL FUND ASSETS                      100%

--------------------------------------------------------------------------------
Important Risk Factors
The Portfolio is primarily subject to the risks described in the "Summary of Important Risks" section beginning on page 6. You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 25. These considerations are all important to your investment choice.

22 Wells Fargo WealthBuilder Portfolios Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Portfolio's financial performance for the past 5 years (or for the life of the Portfolio, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Portfolio's financial statements, is also contained in the Portfolio's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                        PORTFOLIO COMMENCED
                                                        ON OCTOBER 1, 1997
                                                        ------------------------------------------------
                                                         May 31,    May 31,   May 31,   May 31,   May 31,
   For the period ended:                                  2002       2001      2000      1999      1998
                                                        ------------------------------------------------
   Net asset value, beginning of period                 $  12.03    $ 14.10   $ 11.96   $ 10.97   $10.00

   Income from investment operations:
     Net investment income (loss)                          (0.10)     (0.06)    (0.06)    (0.04)    0.00
     Net realized and unrealized gain (loss)
        on investments                                     (1.62)     (1.33)     2.33      1.04     0.97
   Total from investment operations                        (1.72)     (1.39)     2.27      1.00     0.97

   Less distributions:
     Dividends from net investment income                  (0.19)      0.00      0.00      0.00     0.00
     Distributions from net realized gain                   0.00      (0.68)    (0.13)    (0.01)    0.00

   Total distributions                                     (0.19)     (0.68)    (0.13)    (0.01)    0.00
   Net asset value, end of period                       $  10.12    $ 12.03   $ 14.10   $ 11.96   $10.97

   Total return/1/                                        (14.36)%   (10.38)%   19.02%     9.11%    9.75%

   Ratios/supplemental data:
     Net assets, end of period (000s)                   $ 54,218    $43,550   $21,109   $10,657   $8,623

   Ratios to average net assets/2/:
     Ratio of expenses to average net assets                1.25%      1.25%     1.25%     1.25%    1.25%
     Ratio of net investment income (loss) to
        average net assets                                 (0.83)%    (0.63)%   (0.59)%   (0.38)%  (0.41)%

   Portfolio turnover                                         30%        14%       63%       32%       7%
   Ratio of expenses to average net assets prior to
     waived fees and reimbursed expenses/2,3/             1.32%      1.78%     2.12%     1.95%    2.90%

/1/ Total returns do not include sales charges, and would have been lower had certain expenses not been waived/reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ These ratios do not include expenses of any Underlying Fund. Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                              Wells Fargo WealthBuilder Portfolios Prospectus 23

The Underlying Funds
--------------------------------------------------------------------------------

The Portfolios normally invest in affiliated and unaffiliated open-end management investment companies or series thereof with the investment styles listed below. The Portfolios may also invest in closed-end management investment companies and/or unit investment trusts. All of these investments are referred to as the Underlying Funds. Each Portfolio may hold certain securities directly.

(1) Stock Funds. Stock funds invest primarily in domestic or foreign common stocks or securities convertible into or exchangeable for common stock. The Underlying Funds may include stock funds holding large company stocks, small company stocks, and international stocks.

(2) Bond Funds. Bond funds invest primarily in debt securities issued by companies, governments, or government agencies. The issuer of a bond is required to pay the bond holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments. Under normal circumstances, only the WealthBuilder Growth Balanced Portfolio invests in bond funds.

The risks associated with each Portfolio are the risks related to each Underlying Fund in which the Portfolio invests, which passes through to the Portfolios. Thus, the indirect risks of the Portfolios are the direct risks for the Underlying Funds, as discussed below.

Important Risk Factors for the Underlying Funds We seek to reduce the risk of your investment by diversifying among mutual funds that invest in stocks and, in some cases, bonds and among different fund managers. Investing in a mutual fund that holds a diversified portfolio of other mutual funds provides a wider range of investment management talent and investment diversification than is available in a single mutual fund. The Portfolios are each designed to provide you with a single investment vehicle that offers diverse asset classes, fund management, and fund categories. You still have, however, the risks of investing in various asset classes, such as market risks related to stocks and, in some cases, bonds, as well as the risks of investing in a particular Underlying Fund, such as risks related to the particular investment management style and that the Underlying Fund may underperform other similarly managed funds. There can be no assurance that any mutual fund will achieve its investment objective.

Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the Underlying Funds in which the Portfolio invests.

The Portfolios are primarily subject to the risks described in the "Summary of Important Risks" section beginning on page 6. You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 25. These considerations are all important to your investment choice.

24  Wells Fargo WealthBuilder Portfolios Prospectus

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Portfolio remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

.. Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

..  We cannot guarantee that a Portfolio will meet its investment objective.

.. We do not guarantee the performance of a Portfolio or an Underlying Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good any such losses.

.. Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

.. An investment in a single Portfolio, by itself, does not constitute a complete investment plan.

.. Underlying Funds may continue to hold debt securities that cease to be rated by a nationally recognized statistical ratings organization or whose ratings fall below the levels generally permitted for such Portfolio, provided Funds Management deems the security to be of comparable quality to rated or higher-rated instruments. Unrated or downgraded instruments may be more susceptible to credit and interest rate risks than investment-grade bonds.

..  Underlying Funds that invest in smaller companies and foreign companies
   (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. An Underlying Fund's investment in foreign markets also may be subject to special risks associated with international trade, including currency, foreign investment, and regulatory risk.

..  Certain Underlying Funds may invest a portion of their assets in U.S.
   Government obligations such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. Collateralized Mortgage Obligations ("CMOs") are securities collateralized by portfolios of mortgage pass-through securities and have many of the same risks discussed above. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government's guarantee does not extend to the Underlying Funds or Portfolios themselves.

                              Wells Fargo WealthBuilder Portfolios Prospectus 25

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

.. The Growth Balanced Portfolio and certain Underlying Funds in each Portfolio may also use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

.. The market value of lower-rated debt securities and unrated securities of comparable quality that the Underlying Funds of the Growth Balanced Portfolio may invest intends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities in the lowest category of investment-grade securities rated "BBB" by S&P or "Baa" by Moody's ratings, possess some speculative characteristics.

What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Portfolio (and its Underlying Funds) and a table showing some of the additional investment practices that each Portfolio may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets.

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

26 Wells Fargo WealthBuilder Portfolios Prospectus

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Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk--The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk, and reduce rates of return.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk--Investments in small companies are subject to additional risks, including the risk that such investments may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of those securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in a particular Portfolio. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Portfolio.

                              Wells Fargo WealthBuilder Portfolios Prospectus 27

Additional Strategies and General Investment Risks
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Investment Practice/Risk
The following table lists certain regular investment practices of the Portfolios, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each Portfolio. See the Statement of Additional Information for more information on these practices.

Remember, each Portfolio is designed to meet different investment needs and objectives.

                                                                                GROWTH   GROWTH BALANCED  GROWTH AND INCOME
                                                                              PORTFOLIO     PORTFOLIO         PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                               PRINCIPAL RISK(S)
---------------------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money                       Leverage Risk                   X             X                 X
for temporary purposes (e.g.
to meet shareholder redemptions).

Floating and Variable Rate Debt
Instruments with interest rates                   Interest Rate and                             X
that are adjusted either on a                     Credit Risk
schedule or when an index or
benchmark changes.

Foreign Obligations
Dollar-denominated debt                           Foreign Investment,                           X
securities of non-U.S.                            Regulatory,
companies, foreign banks,                         Liquidity and Currency
foreign governments,                              Risk
and other foreign entities.

Foreign Securities
Equity securities issued by a                     Foreign Investment,             X             X                 X
non-U.S. company which may be                     Regulatory,
in the form of an ADR or                          Liquidity and Currency
similar investment.                               Risk

Forward Commitment, When-Issued and
Delayed Delivery Transactions                                                     X             X                 X
Securities bought or sold for                     Interest Rate, Leverage
delivery at a later date or                       and Credit Risk
bought or sold for a fixed
price at a fixed date.

High Yield Securities
Debt securities of lower quality                  Interest Rate and                             X
that produce generally higher rates               Credit Risk
of return. These securities, sometimes
referred to as "junk bonds," tend to
be more sensitive to economic conditions,
more volatile, and less liquid, and are
subject to greater risk of default.

Illiquid Securities
A security which may not be sold or disposed      Liquidity Risk                  X             X                 X
of in the ordinary course of business within
seven days at approximately the value
determined by the Portfolio. Limited to 15%
of net assets.

28 Wells Fargo WealthBuilder Portfolios Prospectus

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                                                                                GROWTH   GROWTH BALANCED  GROWTH AND INCOME
                                                                              PORTFOLIO     PORTFOLIO         PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                               PRINCIPAL RISK(S)
---------------------------------------------------------------------------------------------------------------------------
Loans of Portfolio Securities
The practice of loaning securities                 Credit, Counter-Party              X          X            X
to brokers, dealers and  financial                 and Leverage Risk
institutions to increase return on those
securities. Loans may be made up to 1940
Act limits (currently, one-third of total
assets, including the value of the
collateral received).

Mortgage-and Other Asset-Backed Securities
Securities consisting of an undivided fractional   Interest Rate, Credit and                     X
interest in pools of consumer loans,               Prepayment/Extension Risk
such as mortgage loans, car loans, credit
card debt or receivables held in trust.

Options
The right or obligation to receive or deliver      Credit and Liquidity Risk          X          X            X
a security or cash payment depending on the
security's price or the performance of an index
or benchmark. Types of options used may include:
options on securities, options on a stock
index, stock index futures and options on stock
index futures to protect liquidity and portfolio
value.

Other Mutual Funds
Investments by the Portfolio in shares of other    Market Risk                        X          X            X
mutual funds, which will cause Portfolio
shareholders to bear a pro rata portion of the
Underlying Fund's expenses, in addition to the
expenses paid by the Portfolio.

Privately Issued Securities
Securities that are not publicly traded but        Liquidity Risk                     X          X            X
which may or may not be resold in accordance
with Rule 144A under the Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security    Credit and                         X          X            X
agrees to repurchase the security at an agreed     Counter-Party Risk
upon time and price, usually with interest.

Small Company Securities
Investments in small companies, which may be       Small Company Investment,          X          X            X
less liquid and more volatile than                 Market and Liquidity Risk
investments in larger companies.

                              Wells Fargo WealthBuilder Portfolios Prospectus 29

Organization and Management of the Portfolios
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A number of different entities provide services to the Portfolios. This section shows how the Portfolios are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Portfolios.

About Wells Fargo Funds Trust
The Trust was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises each Portfolio's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Portfolios' activities and approves the selection of various companies hired to manage the Portfolios' operation. The major service providers are described in the diagram below. Except for the adviser, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

-------------------------------------------------------------------------------------------------
                                      BOARD OF TRUSTEES
-------------------------------------------------------------------------------------------------
                            Supervises the Portfolios' activities
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
     INVESTMENT ADVISER                                              CUSTODIAN
Wells Fargo Funds Management, LLC                 Wells Fargo Bank Minnesota, N.A.
525 Market St., San Francisco, CA                 6th & Marquette, Minneapolis, MN
Manages the Portfolios' investment activities     Provides safekeeping for the Portfolios' assets
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                                   INVESTMENT SUB-ADVISER
-------------------------------------------------------------------------------------------------
                      Wells Capital Management Incorporated
                               525 Market Street
                               San Francisco, CA
              Responsible for the day-to-day portfolio management
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                                                                       TRANSFER
           ADMINISTRATOR                                                 AGENT
-------------------------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC                     Boston Financial Data Services, Inc.
525 Market St.                                        Two Heritage Drive
San Francisco, CA                                     Quincy, MA

Manages the Portfolios' business activities           Maintains records of shares and supervises
                                                      the payment of dividends
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS
-------------------------------------------------------------------------------------------------
      Advise current and prospective shareholders on Portfolio investments
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                                  SHAREHOLDERS
-------------------------------------------------------------------------------------------------

30 Wells Fargo WealthBuilder Portfolios Prospectus

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The Investment Adviser
Funds Management serves as the investment adviser for each of the Portfolios. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Portfolios' adviser is responsible for implementing the investment policies and guidelines for the Portfolios. As of June 30, 2002, Funds Management and its affiliates managed over $169 billion in assets. For providing these services, Funds Management is entitled to receive an annual fee of 0.35% of the average daily net assets of each Portfolio.

The Sub-Adviser
Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, is the sub-adviser for each of the Portfolios. In this capacity, it is responsible for the day-to-day investment management activities of the Portfolios. WCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of June 30, 2002, WCM managed over $109 billion in assets. WCM is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

Fees from Underlying Funds
Funds Management, WCM and their affiliates may receive fees from the Underlying Funds for providing various services to the Underlying Funds. For example, Funds Management may receive advisory fees and WCM may receive sub-advisory fees from the Underlying Funds and Wells Fargo Bank Minnesota N.A., may receive fees for providing custody services to the Underlying Funds. These fees are separate from and in addition to fees received by Funds Management and its affiliates for providing services to the Portfolios. These fees may differ among the Underlying Funds.

The Administrator
Funds Management provides the Portfolios with administrative services, including general supervision of each Portfolio's operation, coordination of the other services provided to each Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Portfolio's business. For providing these services, Funds Management is entitled to receive an annual fee of 0.15% of the average daily net assets of each Portfolio.

The Transfer Agent
Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Portfolios. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Portfolios.

                              Wells Fargo WealthBuilder Portfolios Prospectus 31

Your Account
--------------------------------------------------------------------------------

This section tells you how Portfolio shares are priced, how to open an account and how to buy, sell or exchange Portfolio shares once your account is open.

Pricing Portfolio Shares
.. As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Portfolio shares is based on a Portfolio's NAV. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed.

..  Each Portfolio's investments are generally valued at current market prices.
   Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on latest quoted bid price. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Portfolio calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Portfolio calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

.. We determine the NAV of the Portfolios' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting each Portfolio's liabilities from its total assets, and then dividing the result by the total number of outstanding shares.

.. We process requests to buy or sell shares of the Portfolios each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m.
   (ET). If the NYSE closes early, the Portfolios will close early and will value their shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff time are processed the next business day.

.. The Portfolios are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

You Can Buy Portfolio Shares
.. By opening an account directly with the Portfolio (simply complete and return a Wells Fargo Funds application with proper payment);

..  Through a brokerage account with an approved selling agent; or

.. Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments
..  $1,000 per Portfolio minimum initial investment; or

..  $100 per Portfolio if you use the Systematic Purchase Program; and

32 Wells Fargo WealthBuilder Portfolios Prospectus

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..  $100 per Portfolio for all investments after your initial investment.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.

In addition to payments received from the Portfolios, selling agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Portfolio shares.

Small Account Redemptions
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption, and we will provide you with the opportunity to make additional investments that will bring your account above the minimum investment amount. Account redemptions are net of any applicable CDSC. Please consult your selling agent for further details.

Reductions and Waivers of Sales Charges

                          FRONT-END SALES CHARGE     FRONT-END SALES CHARGE
                            AS A PERCENTAGE OF         AS A PERCENTAGE OF
   AMOUNT OF PURCHASE     PUBLIC OFFERING PRICE        NET AMOUNT INVESTED
Less than $250,000                1.50%                       1.52%
$250,000 to $499,999              1.25%                       1.27%
$500,000 to $999,999              1.00%                       1.01%
$1,000,000 and up/1/              0.00%                       0.00%

/1/ We will assess share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Portfolio's approval. CDSCs are based on the lower of the NAV on the date of purchase or the date of redemption.

.. You pay no sales charges on Portfolio shares you buy with reinvested distributions.

.. You pay a lower sales charge if you are investing an amount over a breakpoint level. See the schedule above.

.. By signing a Letter of Intent ("LOI"),you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

.. Rights of Accumulation ("ROA") allow you to combine the amount you invest with the total NAV of shares you own in other Wells Fargo WealthBuilder Portfolios, in which you have already paid a front-end load, in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

                              Wells Fargo WealthBuilder Portfolios Prospectus 33

Your Account
--------------------------------------------------------------------------------

.. You pay no sales charges on Wells Fargo WealthBuilder Portfolio shares you purchase with the proceeds of a redemption from a Wells Fargo WealthBuilder Portfolio or with the proceeds of a redemption of Class A, Class B or Class C shares of another Wells Fargo Fund within 120 days of the date of the redemption.

If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent for the reduction and to provide appropriate proof of eligibility.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

.. a family unit, including children under the age of twenty-one or single trust estate;

..  a trustee or fiduciary purchasing for a single fiduciary relationship; or

.. the members of a "qualified group" which consists of a "company" (as defined under the 1940 Act, as amended), and related parties of such a "company," which has been in existence for at least six months and which has a primary purpose other than acquiring Portfolio shares at a discount.

Waivers for Certain Parties
If you are eligible for certain waivers, we will sell you Portfolio shares so you can avoid higher ongoing expenses. The following people can buy Portfolio shares at NAV:

..  Current and retired employees, directors/trustees and officers of:

   .  Wells Fargo Funds (including any predecessor funds);

   .  Wells Fargo & Company and its affiliates; and

   .  the families of any of the above.

..  Current employees of:

   .  Stephens Inc. and its affiliates;

   .  broker/dealers who act as selling agents; and

   . immediate family members (spouse, sibling, parent or child) of any of the above.

Contact your selling agent for further details.

You also may buy Portfolio shares at NAV if they are to be included in certain retirement, benefit, pension or investment "wrap accounts" with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Portfolio by a broker/dealer.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Portfolio shares included in other investment plans such as "wrap accounts." If you own Portfolio shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supersede the terms and conditions discussed here.

                  How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $500,000 in a Wells Fargo WealthBuilder Portfolio in installments over the next year, by signing a letter of intent you would pay only 1.00% sales load on the entire purchase. Otherwise, you might pay 1.50% on the first $249,999, then 1.25% on the next $250,000!

34 Wells Fargo WealthBuilder Portfolios Prospectus

                                                                       Exchanges
--------------------------------------------------------------------------------

Exchanges between the Wells Fargo WealthBuilder Portfolios are two transactions: a sale of shares of one Portfolio and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

.. You should carefully read the prospectus for the Portfolio into which you wish to exchange.

.. Every exchange involves selling Portfolio shares and that sale may produce a capital gain or loss for tax purposes.

.. If you are making an initial investment into a new Portfolio through an exchange, you must exchange at least the minimum first purchase amount for the new Portfolio, unless your balance has fallen below that amount due to market conditions.

.. Any exchange between Portfolios you already own must meet the minimum redemption and subsequent purchase amounts for the Portfolios involved.

..  You may make exchanges between any of the Wells Fargo WealthBuilder
   Portfolios to any Wells Fargo Fund offering Class C shares, or into the Wells Fargo Money Market Fund Class A shares. The aging schedule of the originally purchased shares transfers to the exchanged shares for the purpose of applying any CDSC upon redemption.

.. In order to discourage excessive exchange activity that could result in additional expenses and lower returns for the Portfolios, the Portfolios may restrict or refuse exchanges from market timers. You may be considered a market timer if you completed more than one exchange within a 3-month period, or seem to be following a timing pattern.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

.. Effective December 1, 2002, the ability to exchange between any of the Wealthbuilder Portfolios and any Wells Fargo Fund offering Class C shares will be eliminated and any such transactions will be subject to any applicable sales charges associated with the sale of a Portfolio and the purchase of shares of another Wells Fargo Fund. Shareholders however, will continue to be able to exchange between any of the Wealthbuilder Portfolios and the Wells Fargo Money Market Fund Class A shares.

Contact your account representative for further details.

Distribution Plan
We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for Portfolio shares. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services, including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. Under this Plan, each Portfolio may pay an annual fee not to exceed 0.75% of its average daily net assets. Currently, each Portfolio pays an annual fee of 0.50% of its average daily net assets in order to ensure that the Portfolio does not exceed regulatory limitations on asset-based sales charges.

These fees are paid out of the Portfolios' assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                              Wells Fargo WealthBuilder Portfolios Prospectus 35

Your Account
--------------------------------------------------------------------------------

The following section explains how you can buy shares directly from Wells Fargo Funds. For Portfolios held through brokerage and other types of accounts, please consult your selling agent.

--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
   . Complete a Wells Fargo Funds Application. Be sure to indicate the Portfolio name into which you intend to invest. Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

   . Enclose a check for at least $1,000 made out in the full name of the Portfolio. For example, "Wells Fargo WealthBuilder Growth Portfolio." Please note that checks made payable to any entity other than the full Portfolio name or "Wells Fargo Funds" will be returned to you.

   . All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

   . You may start your account with $100 if you elect the Systematic Purchase Program option on the application.

   .  Mail to: Wells Fargo Funds      Overnight Mail Only: Wells Fargo Funds
               P.O. Box 8266                               Attn: CCSU-Boston Financial
               Boston, MA 02266-8266                       66 Brooks Drive
                                                           Braintree, MA 02184

--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------

   . Make a check payable to the full name of your Portfolio for at least $100. Be sure to write your account number on the check as well.

   .  Enclose the payment stub/card from your statement if available.

   .  Mail to:   Wells Fargo Funds
                 P.O. Box 8266
                 Boston, MA 02266-8266

36 Wells Fargo WealthBuilder Portfolios Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

BY WIRE
--------------------------------------------------------------------------------
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------

   . You must first call Investor Services at 1-800-222-8222, option 0, to notify them of an incoming wire trade.

   . If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Portfolio name into which you intend to invest.

   .  All purchases must be made in U.S. dollars.

   . Mail the completed Application. Your account will be credited on the business day that the transfer agent receives your application and payment in proper order.

   .  Overnight Application to:       Wells Fargo Funds
                                      Attn: CCSU-Boston Financial
                                      66 Brooks Drive
                                      Braintree, MA 02184

   .  Wire money to:             State Street Bank & Trust                  Attention:
                                 Boston, MA                                 Wells Fargo Funds (Name
                                                                            of Portfolio)
                                 Bank Routing Number:
                                 ABA 011-000028                             Account Name:

                                 Wire Purchase Account Number:              (Registration Name
                                 9905-437-1                                 Indicated on Application)

--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------

   . Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

   .  Wire money to:             State Street Bank & Trust                  Attention:
                                 Boston, MA                                 Wells Fargo Funds (Name of
                                                                            Portfolio and Account Number)
                                 Bank Routing Number:
                                 ABA 011-000028                             Account Name:

                                 Wire Purchase Account Number:              (Registration Name
                                 9905-437-1                                 Indicated on Account)

                              Wells Fargo WealthBuilder Portfolios Prospectus 37

Your Account                                                   How to Buy Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------

   . You can only make your first purchase of a Portfolio by phone if you already have an existing Wells Fargo Funds Account.

   Call Investor Services at 1-800-222-8222, option 0 for an Investor Service Representative or option 2 to use our Automated Voice Response Service to either:

      .  transfer at least $1,000 from a linked settlement account, or

      . exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
   Call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 2 to use our Automated Voice Response Service to either:

      .  transfer at least $100 from a linked settlement account, or

      . exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

--------------------------------------------------------------------------------
BY INTERNET ACCESS
--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
   . Shareholders with an existing Wells Fargo Funds Account may purchase additional shares of a Portfolio that they already own via the Internet.

   Visit our website at www.wellsfargofunds.com to either:

      .  transfer at least $100 from a linked settlement account, or

      . exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

   Further information is available by calling Investor Services at 1-800-222-8222.

38 Wells Fargo WealthBuilder Portfolios Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Portfolio shares held through brokerage or other types of accounts, please consult your selling agent.

--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------

   . Write a "Letter of Instruction" stating your name, your account number, the Portfolio you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

   .  Make sure all the account owners sign the request.

   . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

   . Signature Guarantees are required for mailed redemption requests if a request is for over $50,000, if the address on your account was changed within the last 30 days, or if a redemption is made payable to a third party. You can get a signature guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

   .  Mail to:   Wells Fargo Funds
                 P.O. Box 8266
                 Boston, MA 02266 -8266

--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------

   . Call Investor Services at 1-800-222-8222, option 0 for an Investor Service Representative or option 2 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

   . Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

   . You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

   . Telephone privileges are automatically made available to you unless you specifically decline them on your application or subsequently in writing.

   . Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

   . We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

                              Wells Fargo WealthBuilder Portfolios Prospectus 39

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BY INTERNET ACCESS
--------------------------------------------------------------------------------

   . Shareholders with an existing Wells Fargo Funds Account may use the Internet to redeem shares of a Portfolio via the Internet.

   . Visit our website at www.wellsfargofunds.com to process your redemption request ($100 or more). Redemption proceeds may be deposited into a linked bank account or mailed via check to the shareholder's address of record.

   Further information is available by calling Investor Services at 1-800-222-8222.

--------------------------------------------------------------------------------
GENERAL NOTES FOR SELLING SHARES
--------------------------------------------------------------------------------

   . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff times are processed on the same business day.

   .  Your redemptions are net of any applicable CDSC.

   . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

   . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, Automatic Clearing House ("ACH") or Systematic Purchase Plan have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

   . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Portfolio by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

40 Wells Fargo WealthBuilder Portfolios Prospectus

Additional Services and Other Information
--------------------------------------------------------------------------------

Automatic Programs
These programs help you conveniently purchase and/or redeem shares each month. Once you select a Program, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Systematic withdrawals may only be processed on or about the 25th day of the month. Call Investor Services at 1-800-222-8222, option 0, for more information.

.. Systematic Purchase Program--With this program, you can regularly purchase shares of a Wells Fargo Portfolio with money automatically transferred from a linked bank account. Simply select the Portfolio you would like to purchase, and specify an amount of at least $100.

.. Systematic Exchange Program--With this program, you can regularly exchange shares of a Wells Fargo Portfolio you own for shares of another Wells Fargo Portfolio or fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

.. Systematic Withdrawal Program--With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

..  must have an account valued at $10,000 or more;

..  must have your distributions reinvested; and

..  may not simultaneously participate in the Systematic Purchase Program.

It generally takes about ten days to establish a Program once we have received your instructions. It generally takes about five days to change or cancel participation in a Program. We may automatically cancel your program if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions
The Portfolios in this Prospectus make any distributions of net investment income annually and capital gains at least annually.

We offer the following distribution options:

.. Automatic Reinvestment Option--Lets you buy new shares of the Portfolio that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

.. Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

.. Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

                              Wells Fargo WealthBuilder Portfolios Prospectus 41

Additional Services and Other Information
--------------------------------------------------------------------------------

..  Directed Distribution Purchase Option--Lets you buy shares of a different
   Wells Fargo Portfolio. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Portfolio and account the distributions are coming from, and the Portfolio and account to which the distributions are being directed. You must meet any required minimum purchases in both Portfolios prior to establishing this option.

Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes
The following discussion regarding income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Portfolios and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for further income tax considerations.

As required by the Internal Revenue Code, we will pass on to you substantially all of a Portfolio's net investment income and capital gains. Distributions from a Portfolio's ordinary income and short-term capital gain, if any, will be taxable to you as ordinary income. Distributions from a Portfolio's net long-term capital gain, if any, will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

Distributions from a Portfolio normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Portfolio shares. At the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy Portfolio shares shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Portfolio shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Portfolio sells the appreciated securities and realizes the gain. The Portfolios have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Portfolio shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such gain or loss will be long-term capital gain or loss if you have held your redeemed or exchanged Portfolio shares for more than one year at the time of redemption or exchange.

Foreign residents may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents will be subject to back-up withholding.

Requests for Multiple Copies of Shareholder Documents
To help keep portfolio expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your selling agent.

42 Wells Fargo WealthBuilder Portfolios Prospectus

Portfolio Managers
--------------------------------------------------------------------------------

Galen G. Blomster, CFA
Growth Portfolio and its predecessor since 1997
Growth Balanced Portfolio and its predecessor since 1997
Growth and Income Portfolio and its predecessor since 1997
Mr. Blomster is associated with Wells Fargo Bank and joined WCM in 1998 as a Vice President and Director of Research and simultaneously held this position at NIM until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Blomster is primarily responsible for the day-to-day management and asset allocation services and has been since the inception of the Portfolios. He also may perform portfolio management and other services for the Wells Fargo Funds. Wells Fargo Bank or its predecessors have employed him since 1977. Mr. Blomster earned his BS in Dairy/Food Science and Economics from the University of Minnesota; and his MS and PhD from Purdue University.

David S. Lunt, CFA
Growth Portfolio since 2002
Growth Balanced Portfolio since 2002
Growth and Income Portfolio since 2002
Mr. Lunt joined WCM in 1998 as Managing Director of Quantitative Analysis. Mr. Lunt also oversees WCM's quantitative products and Wells Fargo & Company's employee benefit assets. Wells Fargo Bank or its predecessors have employed him since 1992. Mr. Lunt is a member of the Association for Investment Management and Research (AIMR) and the Twin Cities Society of Security Analysts. He earned his BA in Business and his MBA from the University of Nebraska.

                              Wells Fargo WealthBuilder Portfolios Prospectus 43

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH
Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts ("ADRs")
Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

Asset-Backed Securities
Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade
Securities rated BB or lower by S&P or Ba or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

Business Day
Any day the New York Stock Exchange is open is a business day for the Portfolios.

Capital Appreciation, Capital Growth
An increase in the value of a security. Together with "Current Income" (see below), constitutes total return.

Current Income
Earnings in the form of dividends or interest as opposed to capital growth. Together, current income and capital growth constitute total return.

Debt Securities
Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions
Dividends and/or capital gains paid by a Portfolio on its shares.

Diversified
A diversified fund, as defined by the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Portfolios' total assets. Non-diversified funds are not required to comply with these investment policies.

Dollar-Denominated
Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration
A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

44 Wells Fargo WealthBuilder Portfolios Prospectus

--------------------------------------------------------------------------------

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security
A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Portfolio.

Investment-Grade Securities
A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity
The ability to readily sell a security at a fair price.

Moody's
A nationally recognized statistical ratings organization.

Mortgage-Backed Securities
Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

Nationally Recognized Statistical Ratings Organization ("NRSRO")
A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value ("NAV")
The value of a single fund share. It is determined by adding together all of a Portfolio's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Options
An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent
A person who has an agreement with the Portfolios' distributors that allows them to sell a Portfolio's shares.

Signature Guarantee
A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P, S&P 500 Index
Standard and Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

                              Wells Fargo WealthBuilder Portfolios Prospectus 45

Glossary
--------------------------------------------------------------------------------

Statement of Additional Information
A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number
Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return
The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

U.S. Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

46 Wells Fargo WealthBuilder Portfolios Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Portfolio performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222

Write to:
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE
ANSWERED BY CALLING YOUR INVESTMENT
PROFESSIONAL

P016 (10/02)
ICA Reg. No.                                                   [LOGO]
811-09253                                             Printed on Recycled Paper
#522767

              -----------------------------------------------------
              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
              -----------------------------------------------------

                             WELLS FARGO FUNDS TRUST
                            Telephone: 1-800-222-8222
                       STATEMENT OF ADDITIONAL INFORMATION
                              Dated October 1, 2002
                              DIVERSIFIED BOND FUND
                                   INCOME FUND
                                INCOME PLUS FUND
                       INTERMEDIATE GOVERNMENT INCOME FUND
                       LIMITED TERM GOVERNMENT INCOME FUND
                               STABLE INCOME FUND
                           TACTICAL MATURITY BOND FUND

                Class A, Class B, Class C and Institutional Class

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about seven funds in the Wells Fargo Funds Trust family of funds (each, a "Fund" and collectively, the "Funds") -- the Diversified Bond, Income, Income Plus, Intermediate Government Income, Limited Term Government Income, Stable Income and Tactical Maturity Bond Funds. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Income Plus and Intermediate Government Income Funds offer Class A, Class B and Class C shares. The Intermediate Government Income Fund also offers Institutional Class shares. The Income, Limited Term Government Income and Stable Income Funds offer Class A, Class B and Institutional Class shares. The Diversified Bond and Tactical Maturity Bond Funds offer only Institutional Class shares. This SAI relates to all such classes of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses, dated October 1, 2002. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and independent auditors' report for the year ended May 31, 2002, are hereby incorporated by reference to the Annual Report. The Prospectuses and Annual Report may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                                TABLE OF CONTENTS
                                                                   Page
                                                                   ----

Historical Fund Information..........................................1

Investment Policies..................................................2

Additional Permitted Investment Activities and Associated Risks......5

Management..........................................................20

Performance Calculations............................................38

Determination of Net Asset Value....................................42

Additional Purchase and Redemption Information......................43

Portfolio Transactions..............................................45

Fund Expenses.......................................................47

Taxes...............................................................48

Capital Stock.......................................................56

Other...............................................................61

Counsel.............................................................61

Independent Auditors................................................61

Financial Information...............................................61

Appendix...........................................................A-1

                           HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios into the Funds (except the Tactical Maturity Bond Fund). Prior to November 5, 1999, the effective date of the consolidation of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

     The Funds in this SAI, except the Tactical Maturity Bond Fund, were created as part of the reorganization of the Stagecoach family of funds advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank") and the Norwest Advantage family of funds advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The reorganization followed the merger of the advisers' parent companies.

     The chart below indicates the predecessor Stagecoach and Norwest Funds that are the accounting survivors of the Wells Fargo Funds.

-----------------------------------------------------------------------------------
         Wells Fargo Funds                         Predecessor Funds
-----------------------------------------------------------------------------------
Diversified Bond Fund                 Norwest Diversified Bond Fund
-----------------------------------------------------------------------------------
Income Fund                           Norwest Income Fund
-----------------------------------------------------------------------------------
Income Plus Fund                      Stagecoach Strategic Income Fund
-----------------------------------------------------------------------------------
Intermediate Government Income Fund   Norwest Intermediate Government Income Fund
-----------------------------------------------------------------------------------
Limited Term Government Income Fund   Stagecoach Short-Intermediate U.S. Government
                                         Income Fund
-----------------------------------------------------------------------------------
Stable Income Fund                    Norwest Stable Income Fund
-----------------------------------------------------------------------------------
Tactical Maturity Bond Fund           N/A
-----------------------------------------------------------------------------------

     The Diversified Bond Fund commenced operations on November 8, 1999, as successor to the Norwest Diversified Bond Fund. The predecessor Norwest Diversified Bond Fund commenced operations on November 11, 1994.

     The Income Fund commenced operations on November 8, 1999, as successor to the Income Fund, Total Return Bond Fund and Performa Strategic Value Bond Fund of Norwest. The predecessor Norwest Income Fund commenced operations on June 9, 1987. The predecessor Norwest Total Return Fund commenced operations on December 31, 1993. The predecessor Norwest Performa Strategic Value Bond Fund commenced operations on October 1, 1997. For accounting purposes, the Norwest Income Fund is considered the surviving entity, and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Income Fund.

     The Income Plus Fund commenced operations on November 8, 1999, as successor to the Stagecoach Strategic Income Fund. The predecessor Stagecoach Strategic Income Fund commenced operations on July 13, 1998. Effective at the close of business on May 17, 2002, the

Class A, Class B and Class C shares of the Corporate Bond Fund were reorganized into the Class A, Class B and Class C shares, respectively, of the Income Plus Fund.

     The Intermediate Government Income Fund commenced operations on November 8, 1999, as successor to the Norwest Intermediate Government Income Fund and the Stagecoach U.S. Government Income and U.S. Government Allocation Funds. The predecessor Norwest Intermediate Government Income Fund commenced operations on November 11, 1994. The predecessor Stagecoach U.S. Government Income Fund commenced operations on January 1, 1992 and the predecessor Stagecoach U.S. Government Allocation Fund commenced operations on January 2, 1992 as successor to the Fixed-Income Strategy Fund of the Wells Fargo Investment Trust ("WFIT"). The predecessor WFIT Fund commenced operations on March 31, 1987. For accounting purposes, the Norwest Intermediate Government Income Fund is considered the surviving entity, and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Intermediate Government Income Fund.

     The Limited Term Government Income Fund commenced operations on November 8, 1999, as successor to the Norwest Limited Term Government Income Fund and the Stagecoach Short-Intermediate U.S. Government Income Fund. The predecessor Norwest Limited Term Government Income Fund commenced operations on October 1, 1997 and the predecessor Stagecoach Short-Intermediate U.S. Government Income Fund commenced operations on October 27, 1993. For accounting purposes, the Stagecoach Short-Intermediate U.S. Government Income Fund is considered the surviving entity, and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Stagecoach Short-Intermediate U.S. Government Income Fund. Effective at the close of business on November 16, 2001, the Class A shares of the Variable Rate Government Fund were reorganized into the Class A shares of the Limited Term Government Income Fund.

     The Stable Income Fund commenced operations on November 8, 1999, as successor to the Norwest Stable Income Fund. The predecessor Norwest Stable Income Fund commenced operations on November 11, 1994.

     The Tactical Maturity Bond Fund commenced operations on November 28, 2001.

                               INVESTMENT POLICIES

     Fundamental Investment Policies

     Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, investments in securities of other investment companies or investments in repurchase agreements;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     Non-Fundamental Investment Policies

     Each Fund has adopted the following non-fundamental policies which may be changed by the Trustees or at any time without approval of such Fund's shareholders.

     (1) Any Fund that is purchased by another fund in the Wells Fargo Fund family in reliance on Section 12(d)(1)(G) of the 1940 Act or in reliance on an exemptive order granting relief from Section 12(d)(1)(A) that conditions such relief on the existence of this policy, will not purchase shares of any registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G).

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

          Shareholders will receive at least 60 days' notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:
          "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

     General

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of certain investments and additional investment policies for the Funds. Not all of the Funds participate in all of the investment practices described below. Some of the Funds described in this SAI are either gateway feeder funds that invest in a single corresponding core portfolio of Wells Fargo Core Trust ("Core Trust") or gateway blended funds that invest in two or more core portfolios. References to the activities of a gateway fund are understood to refer to the investments of the core portfolio(s) in which the gateway fund invests. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

     Asset-Backed Securities

     The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities may be "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. These Funds may also invest in securities backed by pools of mortgages. These investments are described under the heading "Mortgage-Related Securities."

     Bank Obligations

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

     Below Investment-Grade Investments

     The Diversified Bond, Income and Income Plus may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as high-yield securities or "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

     Bonds

     Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Borrowing

     The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

     Commercial Paper

     The Funds may invest in commercial paper (including variable amount master demand notes, see "Floating- and Variable-Rate Obligations" below) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable-rate demand notes and variable-rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO").

     Convertible Securities

     The Funds, except the Intermediate Government Income and Limited Term Government Income Funds, may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

     The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

     While the Funds use the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund's financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

     Derivative Securities

     Certain Funds may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more references. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Floating- and Variable-Rate Obligations

     The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

     Foreign Obligations and Securities

     Certain Funds may invest in debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries.

     Certain Funds may also invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, these Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a

Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Investment income on and sales proceeds payable on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

     Certain Funds may enter into forward currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     Forward Commitment, When-Issued and Delayed-Delivery Transactions

     The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     Futures Contracts and Options Transactions

     In General. Certain Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the relevant Fund.

     The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds' futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Initially, when purchasing or selling futures contracts a Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Funds may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest-rate futures and price movements in the Funds' portfolio securities which are the subject of the transaction.

     Interest-Rate and Index Swaps. The Funds may enter into interest-rate and index swaps in pursuit of its investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

     Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund's investment objective and legally permissible for the Fund.

     Illiquid Securities

     The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale, and for which there may not be a readily available market, and which may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may invest up to 15% of its net assets in illiquid securities.

     Interest-Rate Protection Transactions

     To manage its exposure to different types of investments, the Funds may enter into interest- rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest- rate "caps," "floors" and "collars." In a typical interest-rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specific amount in return for payments equal to a fixed interest rate on the same amount for a specified period. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

     A Fund expects to enter into interest-rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment.

     Loans of Portfolio Securities

     Each Fund may lend its portfolio securities pursuant to guidelines approved by the Trustees to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor.

     Wells Fargo Bank Minnesota, N.A. ("Wells Fargo Bank MN" or "Custodian") acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the Securities and Exchange Commission ("SEC"), Wells Fargo Bank MN is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

     Mortgage-Related Securities

     The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Fund. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     Collateralized Mortgage Obligations ("CMOs") and Adjustable Rate Mortgages ("ARMs"). The Funds may also invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     The Funds each may invest in ARMs issued or guaranteed by the GNMA, FNMA or the FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

     The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Funds may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly-recognized interest-rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The net asset value ("NAV") of a Fund's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest-rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of a Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The holder of ARMs and CMOs are also subject to repayment risk.

     The Funds will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then-current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities. High-risk mortgage securities are generally those with long durations or those which are likely to be more sensitive to interest-rate fluctuations.

     Mortgage Participation Certificates. The Funds also may invest in the following types of FHLMC mortgage pass-through securities. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. These mortgage pass-through securities differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. They are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security. PCs and GMCs are both subject to prepayment risk.

     Other Investment Companies

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's total assets with respect to any one investment company and (iii) 10% of such Fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Participation Interests

     Each Fund may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

     Privately Issued Securities

     Certain Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A Securities that are determined by the adviser to be "illiquid" are subject to the Funds' policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser, under guidelines approved by the Trustees, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

     Repurchase Agreements

     Each Fund may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Trustees and that are not affiliated with the investment adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

     Reverse Repurchase Agreements

     The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

     Short Sales

     The Funds may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box"). If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by an offsetting future gain in the short position. Short sales transactions may have adverse tax consequences to the Funds and their shareholders.

     Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     Stripped Securities

     Certain Funds may purchase Treasury receipts, securities of government-sponsored enterprises (GSEs), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. The Funds will not purchase stripped mortgage-backed securities ("SMBS"). The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk.

     Certain Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

     Unrated Investments

     Certain Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's Investors Services ("Moody's") or Standard & Poor's ("S&P") may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix to this SAI.

     U.S. Government Obligations

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Zero Coupon Bonds

     Certain Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

     Nationally Recognized Statistical Ratings Organizations

     The ratings of Moody's, S&P and Fitch Investors Service, Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

     Trustees and Officers. The Trustees supervise each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     General. The following table provides basic information about the Trustees and officers of the Trust. Each of the Trustees and officers listed below act in identical capacities for each of the 91 funds comprising the Trust, Wells Fargo Variable Trust and Core Trust (collectively, the "Fund Complex"). The address of each Trustee and officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 72.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("independent Trustees"), appears separately from the information for the "interested" Trustees.

                        Position Held with                                                          Other Public Company
Name, Age and           Registrant/                         Principal Occupation(s)                 or Investment Company
Address                 Length of Service/1/                During Past 5 Years                     Directorships
---------------------   --------------------   --------------------------------------------------   ---------------------
-------------------------------------------------------------------------------------------------------------------------
                                                   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------
Thomas S. Goho, 60        Trustee,             Wake Forest University, Calloway School of                   N/A
                          since 1987           Business and Accountancy, Benson-Pruitt
                                               Professorship since 1999, Associate Professor of
                                               Finance 1994-1999.

Peter G. Gordon, 60       Trustee, since       Chairman, CEO and Co-Founder of Crystal Geyser               N/A
                          1998; (Lead          Water Company and President
                          Trustee, since

                        Position Held with                                                          Other Public Company
Name, Age and           Registrant/                         Principal Occupation(s)                 or Investment Company
Address                 Length of Service/1/                During Past 5 Years                     Directorships
---------------------   --------------------   --------------------------------------------------   ---------------------

                          2001).               of Crystal Geyser Roxane Water Company.

Richard M. Leach, 69      Trustee,             President of Richard M. Leach Associates (a                  N/A
                          since 1987           financial consulting firm).

Timothy J. Penny, 50      Trustee,             Senior Counselor to the public relations firm of             N/A
                          since 1996           Himle-Horner and Senior Fellow at the Humphrey
                                               Institute, Minneapolis, Minnesota (a public policy
                                               organization).


Donald C. Willeke, 62     Trustee,             Principal of the law firm of Willeke & Daniels.              N/A
                          since 1996

-------------------------------------------------------------------------------------------------------------------------
                                                  INTERESTED/2/ TRUSTEES
-------------------------------------------------------------------------------------------------------------------------

Robert C. Brown, 71       Trustee,             Retired. Director, Federal Farm Credit Banks                 N/A
                          since 1992           Funding Corporation and Farm Credit System
                                               Financial Assistance Corporation until February
                                               1999.

W. Rodney Hughes, 76      Trustee,             Private Investor.                                    Barclays Global
                          since 1987                                                                Investor Funds/Master
                                                                                                    Investment Portfolio,
                                                                                                    23 portfolios

J. Tucker Morse, 57       Trustee,             Private Investor/Real Estate Developer; Chairman             N/A
                          since 1987           of White Point Capital, LLC.

-------------------------------------------------------------------------------------------------------------------------
                                                         OFFICERS
-------------------------------------------------------------------------------------------------------------------------

Michael J. Hogan, 43      President,           Executive Vice President of Wells Fargo Bank, N.A.           N/A
                          since 2000           since July 1999. President of Wells Fargo Funds
                                               Management, LLC since March 2001. Senior Vice
                                               President of Wells Fargo Bank, N.A. from
                                               April 1997 to July 1999.  Prior thereto, Vice
                                               President of

                        Position Held with                                                          Other Public Company
Name, Age and           Registrant/                         Principal Occupation(s)                 or Investment Company
Address                 Length of Service/1/                During Past 5 Years                     Directorships
---------------------   --------------------   --------------------------------------------------   ---------------------
                                               American Express Financial Advisors
                                               until April 1997.

Karla M. Rabusch, 43      Treasurer,           Senior Vice President of Wells Fargo Bank, N.A.,             N/A
                          since 2000           since May 2000. Senior Vice President and Chief
                                               Administrative Officer of Wells Fargo Funds
                                               Management, LLC since March 2001.  Vice President
                                               of Wells Fargo Bank, N.A. from December 1997 to
                                               May 2000.  Prior thereto, Director of Managed
                                               Assets Investment Accounting of American Express
                                               Financial Advisors until November 1997.

C. David Messman, 42      Secretary,           Vice President and Senior Counsel of Wells Fargo             N/A
                          since 2000           Bank, N.A. since January 1996.  Vice President and
                                               Secretary of Wells Fargo Funds Management, LLC
                                               since March 2001.

----------
/1/ Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.

/2/ Basis of Interestedness. Robert C. Brown and W. Rodney Hughes own securities of Wells Fargo & Company, the parent holding company of the Funds' adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     Committees. All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust. Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating Committee meets only as necessary, and did not meet during the Funds' most recently completed fiscal year. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met two times during the Funds' most recently completed fiscal year.

     Compensation. Prior to January 1, 2002, each Trustee received an annual retainer (payable quarterly) of $40,000 from the Fund Complex, and also received a combined fee of $1,000 for attendance at Fund Complex Board meetings, and a combined fee of $250 for attendance at committee meetings. If a committee meeting was held absent a full Board meeting, each attending Trustee received a $1,000 combined fee. These fees applied equally for in-person or telephonic meetings, and Trustees were reimbursed for all out-of-pocket expenses related to attending meetings.

     Effective January 1, 2002, each Trustee receives an annual retainer (payable quarterly) of $52,000 from the Fund Complex. Each Trustee also receives a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's officers are not compensated by the Trust for their services. For the fiscal year ended May 31, 2002, the Trustees received the following compensation:

                            Compensation Table
                          Year Ended May 31, 2002

     Trustee                                              Compensation
     ----------------                                     ------------
     -----------------------------------------------------------------
                         INDEPENDENT TRUSTEES
     -----------------------------------------------------------------
     Thomas S. Goho                                          $58,250
     Peter G. Gordon                                         $63,250
     Richard M. Leach                                        $58,250
     Timothy J. Penny                                        $58,250
     Donald C. Willeke                                       $58,250
     -----------------------------------------------------------------
                          INTERESTED TRUSTEES
     -----------------------------------------------------------------
     Robert C. Brown                                         $58,000
     W. Rodney Hughes                                        $58,000
     J. Tucker Morse                                         $58,000

     Beneficial Equity Ownership Information. As of the date of this SAI, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund

Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

                   Beneficial Equity Ownership in Fund Complex
                      Calendar Year Ended December 31, 2001

------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Aggregate Dollar
                                                                                                            Range of Equity
                    Dollar Range of Equity Securities of the                                                Securities of Fund
    Trustee         Income Funds of the Trust                                                               Complex
                    -------------------------------------------------------------------------------------   ------------------
                                                         Intermediate   Limited Term   Stable   Tactical
                    Diversified   Income   Income Plus   Government     Government     Income   Maturity
                    Bond Fund     Fund     Fund          Income Fund    Income Fund    Fund     Bond Fund
------------------------------------------------------------------------------------------------------------------------------
                                                    INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
Thomas S. Goho           0          0           0             0              0           0          0               D
-----------------   -------------------------------------------------------------------------------------   ------------------
Peter G. Gordon          0          0           0             0              0           0          0               0
-----------------   -------------------------------------------------------------------------------------   ------------------
Richard M. Leach         0          0           0             0              0           0          0               B
-----------------   -------------------------------------------------------------------------------------   ------------------
Timothy J. Penny         0          0           0             0              0           0          0               A
-----------------   -------------------------------------------------------------------------------------   ------------------
Donald C. Willeke        0          0           0             0              0           0          0               D
------------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
Robert C. Brown          0          0           0             0              0           0          0               D
-----------------   -------------------------------------------------------------------------------------   ------------------
W. Rodney Hughes         0          0           0             0              0           0          0               D
-----------------   -------------------------------------------------------------------------------------   ------------------
J. Tucker Morse          0          0           0             0              0           0          0               D
------------------------------------------------------------------------------------------------------------------------------

     Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

     Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an "Advisory Agreement," and collectively, the "Advisory Agreements") for the Funds. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-adviser (individually, an "Adviser" and collectively, "Advisers"), a description of the quality and nature of the services provided by the Advisers.

     Before approving an Advisory Agreement with an Adviser, the Board reviewed a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates. The Board also analyzed each Fund's contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

     The Board then reviewed statistical information regarding the performance and expenses of the Funds and was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for each Fund, the Board reviewed the performance information for a "Peer Group," a group of funds that was similar to the specific Fund, the relevant Lipper category of funds ("Lipper Group"), and an applicable broad-based index. The Board also reviewed data relating to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund's total return throughout a specific time-period. The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund's asset levels.

     The Board then analyzed the Adviser's background and services that it provides to the Funds. The Board discussed the fact that the Adviser has established an investment program for each Fund and supervises and evaluates the sub-adviser. The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-adviser. The Board also recognized that the primary investment adviser's oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations. The Board reviewed the Advisers compliance procedures including the Advisers' internal compliance policies relating to the respective codes of ethics and the Advisers' policies on personal trading, internal compliance procedures relating to the Funds' portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Funds by such persons. In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

     In addition to the above considerations, the Board also analyzed certain factors relating specifically to each sub-adviser. For example, the Board considered the sub-advisers' investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with each sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Funds). The Board analyzed the degree to which a sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board also reviewed the sub-advisers' procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the method by which the sub-advisers select brokers and the factors that the sub-advisers consider prior to selecting a broker to execute portfolio transactions. One such factor was the sub-advisers' consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds' portfolios. The Board reviewed the sub-adviser's method for allocating portfolio opportunities among the Funds and other advisory clients.

     Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser's background and experience; (iii) an analysis of advisory fees paid by the Funds compared to other similar funds; and
(iv) the level of profits realized by the primary investment adviser from its advisory arrangement with the Funds.

     Investment Adviser. Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds from Wells Fargo Bank on

March 1, 2001. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, that are described below. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

     The Funds operate under three types of advisory arrangements: (i) stand-alone Funds with an investment adviser and sub-adviser; (ii) gateway feeder Funds that invest in a single corresponding core portfolio of Core Trust ("Core Portfolio") and have "dormant" advisory arrangements at the gateway level; and (iii) gateway blended Funds that invest in two or more Core Portfolios and have both active and dormant advisory arrangements at the gateway level.

     As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                           Annual Rate
Stand-Alone Funds                (as a percentage of net assets)
------------------------------   -------------------------------
Income                                        0.50%
Income Plus                                   0.60%
Intermediate Government Income                0.50%
Limited Term Government Income                0.50%

     As described in the second category above, the Stable Income and Tactical Maturity Bond Funds invest 100% of their assets in a single respective Core Portfolio. Because the Funds invest all of their assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder fund level. However, in order to preserve flexibility to allow the Funds to either invest in more than one Core Portfolio or to convert to a stand-alone fund with a direct advisory relationship, the Funds have a "dormant" advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees as long as the gateway feeder Funds invest all (or substantially all) of their assets in one Core Portfolio. In the event that the Funds convert into a gateway blended Fund as described above, Funds Management as adviser would be entitled to receive a fee of 0.25% for asset allocation services. The dormant advisory rate listed below mirrors the advisory fee charged by Funds Management to the core portfolio of Core Trust in which the gateway feeder Funds invest.

                             Active        Dormant Asset      Pass-through
Gateway Feeder Fund      Advisory Fees   Allocation Fees*   Advisory Fees**
----------------------   -------------   ----------------   ---------------
Stable Income                0.00%             0.25%             0.50%
Tactical Maturity Bond       0.00%             0.25%             0.50%

----------
* Represents the proposed advisory fee payable to Funds Management as adviser if a Fund converts into a gateway blended Fund.
** Represents the advisory fee payable to Funds Management as adviser to the Core Portfolio. This would be the proposed advisory fee payable to Funds Management as adviser if a Fund converts into a stand-alone fund.

     As described in the third category above, the Diversified Bond Fund invests its assets in two or more Core Portfolios. Funds Management determines the Core Portfolios in which the gateway blended Fund invests and the percentage allocation that such Fund would make to each Core Portfolio. For these asset allocation services, Funds Management is entitled to receive a fee as indicated in the chart below. The Fund also has the dormant advisory arrangement described above with respect to the Stable Income and Tactical Maturity Bond Funds.

                                Advisory Fees                  Core Level
Gateway Blended Fund   (Maximum Asset Allocation Fees)   Dormant Advisory Fees*
--------------------   -------------------------------   ----------------------
Diversified Bond                    0.25%                         0.50%

----------
* Because the gateway blended Fund invests in two or more Core Portfolios with varying advisory fees, the dormant advisory fees are based on a formula that reflects a blended fee rate.

     As discussed in the "Historical Fund Information" section, the Funds, except the Tactical Maturity Bond Fund, were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid to either Funds Management, Wells Fargo Bank or NIM by a Fund or its predecessor portfolio that is considered the surviving entity for accounting purposes. Because the Tactical Maturity Bond Fund commenced operations on November 28, 2001, the Fund is not listed in the sub-sections below. For the period from November 28, 2001 through May 31, 2002, the Tactical Maturity Bond Fund did not pay any advisory fees to Funds Management because the Fund invested 100% of its assets in a single Core Portfolio.

                             FORMER STAGECOACH FUNDS

     For the periods indicated below, the Funds or the predecessor portfolios to the Funds listed below paid to Funds Management/Wells Fargo Bank, the following advisory fees and Funds Management/Wells Fargo Bank waived the indicated amounts:

                                 Year Ended                Year Ended
                                  05/31/02                  05/31/01
                          -----------------------   -----------------------
Fund                      Fees Paid   Fees Waived   Fees Paid   Fees Waived
-----------------------   ---------   -----------   ---------   -----------
Income Plus                $ 89,897     $229,193     $102,573     $159,883
Limited Term Government    $717,748     $235,990     $546,023     $224,092
   Income

                                Eleven-Month
                                Period Ended               Year Ended
                                  05/31/00                  06/30/99
                          -----------------------   -----------------------
Fund                      Fees Paid   Fees Waived   Fees Paid   Fees Waived
-----------------------   ---------   -----------   ---------   -----------
Income Plus                $158,250     $ 91,954     $ 59,858     $147,160
Limited Term Government
   Income                  $494,200     $226,918     $459,093     $237,095

                              FORMER NORWEST FUNDS

     For the periods indicated below, the Funds or the predecessor portfolios to the Funds listed below paid to Funds Management/Wells Fargo Bank and NIM the following advisory fees and Funds Management/Wells Fargo Bank and NIM waived the indicated amounts:

                                 Year Ended                 Year Ended
                                  05/31/02                   05/31/01
                                 Funds Mgmt.          Wells Fargo/Funds Mgmt.
                          ------------------------   ------------------------
Fund                      Fees Paid    Fees Waived   Fees Paid    Fees Waived
-----------------------   ----------   -----------   ----------   -----------
Diversified Bond          $  262,542     $515,287    $  261,601     $288,978
Income                    $2,786,716     $ 65,443    $2,440,962     $ 77,814
Intermediate Government   $2,886,678     $567,640    $2,370,410     $814,435
   Income
Stable Income*            $        0     $      0    $        0     $268,530

----------
*    Amounts allocated from the Core Portfolio.

                                Period Ended              Period Ended
                                  05/31/00**                11/05/99*
                                 Wells Fargo                   NIM
                          ------------------------   ------------------------
Fund                       Fees Paid   Fees Waived    Fees Paid   Fees Waived
-----------------------   ----------   -----------   ----------   -----------
Diversified Bond*         $  100,755     $165,874     $155,604      $42,913
Income                    $1,156,527     $ 26,008     $799,663      $     0
Intermediate Government
   Income                 $1,325,550     $536,678     $636,285      $     0
Stable Income             $  765,977     $ 40,780     $      0      $     0

----------
* Fees paid and/or waived do not include amounts allocated from the underlying Core Portfolios.
** For the year ended May 31, 2000, the predecessor portfolios to the Funds paid NIM advisory fees for the period June 1, 1999 through November 5, 1999, and the Funds paid Wells Fargo Bank advisory fees for the period November 8, 1999 through May 31, 2000.

     General. Each Fund's Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     Investment Sub-Advisers. Funds Management has engaged Wells Capital Management Incorporated ("WCM"), Galliard Capital Management, Inc. ("Galliard") and Peregrine Capital Management, Inc. ("Peregrine") to serve as investment sub-advisers to the stand-alone Funds of the Trust and the Core Portfolios in which the gateway blended and gateway feeder Funds invest, as listed in the chart below (collectively, the "Sub-Advisers"). Subject to the direction of the Trust's and Core Trust's Boards and the overall supervision and control of Funds Management, the Trust and Core Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trust's and Core Trust's Boards and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to WCM, Galliard and Peregrine.

     Funds Management has engaged WCM as investment sub-adviser for the stand-alone Funds of the Trust listed below. For providing sub-advisory services, WCM is entitled to receive fees as described below.

-----------------------------------------------------------
Fund                             Fee
-----------------------------------------------------------
Income                                      0-400M   0.15%
                                          400-800M   0.125%
                                 greater than 800M   0.10%
-----------------------------------------------------------
Income Plus                                 0-400M   0.20%
                                          400-800M   0.175%
                                 greater than 800M   0.15%
-----------------------------------------------------------
Intermediate Government Income              0-400M   0.15%
                                          400-800M   0.125%
                                 greater than 800M   0.10%
-----------------------------------------------------------
Limited Term Government Income              0-400M   0.15%
                                          400-800M   0.125%
                                 greater than 800M   0.10%
-----------------------------------------------------------

     Funds Management has engaged Peregrine and Galliard to serve as investment sub-advisers to the Core Portfolios in which the Diversified Bond, Stable Income and Tactical Maturity Bond Funds invest, as listed in the chart below.

--------------------------------------------------------------------------------------------------
                                                            Sub-               Sub-Advisory
Fund                     Core Portfolio                     Adviser                Fees
--------------------------------------------------------------------------------------------------
Diversified Bond         Managed Fixed Income Portfolio*    Galliard                0-500M   0.10%
                                                                                 500-1500M   0.05%
                                                                        greater than 1500M   0.03%
                         -------------------------------------------------------------------------
                         Strategic Value Bond Portfolio*    Galliard                0-500M   0.10%
                                                                                 500-1500M   0.05%
                                                                        greater than 1500M   0.03%
                         -------------------------------------------------------------------------
                         Tactical Maturity Bond Portfolio   Peregrine                0-10M   0.40%
                                                                                    10-25M   0.30%
                                                                                   25-300M   0.20%
                                                                         greater than 300M   0.10%
--------------------------------------------------------------------------------------------------
Stable Income            Stable Income Portfolio*           Galliard                0-500M   0.10%
                                                                                 500-1500M   0.05%
                                                                        greater than 1500M   0.03%
--------------------------------------------------------------------------------------------------
Tactical Maturity Bond   Tactical Maturity Bond Portfolio   Peregrine                0-10M   0.40%
                                                                                    10-25M   0.30%
                                                                                   25-300M   0.20%
                                                                         greater than 300M   0.10%
--------------------------------------------------------------------------------------------------

     As previously discussed, the Diversified Bond, Stable Income and Tactical Maturity Bond Funds are gateway Funds. Similar to the "dormant" investment advisory arrangement with Funds Management, each Fund has a dormant sub-advisory arrangement with some or all of the sub-advisers that sub-advise the Core Portfolios in which the Funds invest. Under such an arrangement, a sub-adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more Core Portfolios. In the event that a gateway Fund redeems its assets from a Core Portfolio and invests them directly using the sub-adviser, the sub-adviser would be entitled to receive a sub-advisory fee at the same rate the sub-adviser received

----------
* Assets of the Managed Fixed Income Portfolio, Stable Income Fund/Portfolio and Strategic Value Bond Portfolio are combined for purposes of determining the appropriate sub-advisory fee payable to Galliard for such Funds, and the breakpoints set forth above are based on the combined assets of such Funds.

from the Core Portfolio for investing the portion of the gateway Fund's assets formerly invested in the Core Portfolio. The sub-adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services. The dormant sub-advisory fees that would be charged to the Diversified Bond, Stable Income and Tactical Maturity Bond Funds are identical to the sub-advisory fees currently charged to the Core Portfolios in which each Fund invests, which are listed in the chart above.

     Administrator. The Trust has retained Funds Management (the "Administrator") as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement between Funds Management and the Trust, Funds Management shall provide as administrative services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's Adviser, transfer agent, Custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Trustees. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Funds Management is entitled to receive an annual fee of 0.15% of each Fund's average daily net assets.

     As discussed in the "Historical Fund Information" section, the Funds, except the Tactical Maturity Bond Fund, were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the dollar amounts of administration fees paid shows the dollar amount of fees paid to administrators by a Fund or its predecessor portfolio that is considered the surviving entity for accounting purposes. Because the Tactical Maturity Bond Fund commenced operations on November 28, 2001, the Fund is not listed in the sub-sections below. For the period from November 28, 2001 through May 31, 2002, the Tactical Maturity Bond Fund did not pay any administration fees to Funds Management.

                             FORMER STAGECOACH FUNDS

     The predecessor Stagecoach Funds had retained Wells Fargo Bank as administrator from March 25, 1999 through the date of the Reorganization. Prior to March 25, 1999, the predecessor Stagecoach Funds had retained Wells Fargo Bank as administrator and Stephens as co-administrator on behalf of each Fund. Wells Fargo Bank and Stephens were entitled to receive monthly fees of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund.

     For the periods indicated below, the Funds listed below and their predecessor portfolios paid the following dollar amounts to Funds
Management/Wells Fargo Bank and Stephens for administration and, as applicable, co-administration fees.

                                  Year Ended             Year Ended
                                   05/31/02               05/31/01
Fund                              Funds Mgmt.      Funds Mgmt./Wells Fargo
------------------------------   ------------      -----------------------
Income Plus                        $ 79,775               $ 65,614
Limited Term Government Income     $290,525               $232,422

                                 Eleven-Month
                                 Period Ended            Year Ended
                                   05/31/00               06/30/99
                                 ------------   ------------------------------
                                                            Wells
Fund                              Wells Fargo     Total     Fargo     Stephens
------------------------------   ------------   --------   --------   --------
Income Plus                        $ 62,551     $226,730   $129,803    $96,827
Limited Term Government Income     $216,724     $112,334   $ 64,311    $48,023

                              FORMER NORWEST FUNDS

     With respect to the predecessor Norwest Funds, Forum Financial Services, Inc. and/or Forum Administrative Services, LLC (collectively, "Forum") managed all aspects of the operation of the Funds.

     For the periods indicated below, the following Funds paid the following dollar amounts to Funds Management/Wells Fargo and Forum for administration fees:

                      Year Ended         Year Ended          Period Ended   Period Ended
                       05/31/02           05/31/01             05/31/00       11/05/99
                      ----------   -----------------------   ------------   ------------
Fund                  Funds Mgmt   Funds Mgmt./Wells Fargo   Wells Fargo       Forum
-------------------   ----------   -----------------------   ------------     --------
Diversified Bond      $  466,697          $330,347             $159,977       $  1,686

Income                $  864,155          $759,865             $359,684       $144,638

Intermediate
  Government Income   $1,055,362          $962,413             $567,627       $ 96,531

Stable Income         $   15,992          $297,287             $175,125       $ 38,739

     Distributor. Stephens Inc. ("Stephens," or the "Distributor"), located at 111 Center Street, Little Rock, Arkansas 72201, serves as distributor for the Funds. The Funds have adopted a distribution plan (the "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay Stephens, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the above-indicated Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     For the year ended May 31, 2002, the Funds listed below paid Stephens the following fees for distribution-related expenses:

                                DISTRIBUTION FEES

                                                          Printing/     Comp. to     Comp. to
Fund/Class                        Total     Advertising    Mailing    Underwriters   Br./Dlrs.    Other*
------------------------------   --------   -----------   ---------   ------------   ---------   --------
Income
   Class B                       $116,174       $0           $0          $     0      $     0    $116,174

Income Plus
   Class B                       $265,392       $0           $0          $     0      $     0    $265,392
   Class C                       $ 29,564       $0           $0          $13,829      $15,735       N/A

Intermediate Government Income
   Class B                       $490,904       $0           $0          $     0      $     0    $490,904
   Class C                       $ 99,389       $0           $0          $65,570      $33,819       N/A

Limited Term Government Income
   Class B                       $102,034       $0           $0          $     0      $     0    $102,034

Stable Income
   Class B                       $107,443       $0           $0          $     0      $     0    $107,443

----------
* Stephens has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments.

     General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees and the Non-Interested Trustees. Any Distribution

Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) of the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Trustees have concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor or their affiliates in connection with the sale of Fund shares.

     Shareholder Servicing Agent. The Funds offering Class A, Class B or Class C shares have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing Investor Services, a Servicing Agent is entitled to an annual fee from the applicable Fund of 0.25% of the average daily net assets of the Class A, Class B or Class C shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees, and the Non-Interested Trustees.

Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Shareholder Servicing Plan.

     Custodian. Wells Fargo Bank MN, located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as the custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank MN is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund, except the Diversified Bond, Stable Income and Tactical Maturity Bond Funds. The Diversified Bond, Stable Income and Tactical Maturity Bond Funds, as gateway Funds, are not charged a custody fee at the gateway level.

     Fund Accountant. Forum Accounting Services, LLC ("Forum Accounting"), located at Two Portland Square, Portland, Maine 04101, serves as Fund Accountant for the Funds. For its services as Fund Accountant, Forum Accounting is entitled to receive a monthly base fee per Fund ranging from $2,000 for gateway funds up to $5,833 for Funds with significant holdings of asset-backed securities. In addition, each Fund pays a monthly fee of $1,000 per class, and Forum Accounting is entitled to receive an annual fee equal to 0.0025% of the average daily net assets of each Fund (excluding the net assets invested in core portfolios of Core Trust which pay Forum Accounting a similar fee). The Funds' contract with Forum Accounting expires on December 31, 2002.

     The Board has approved PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, to serve as the Fund Accountant for all of the Funds beginning January 1, 2003, or such later date as the officers determine is necessary to transition services from Forum Accounting to PFPC. Management intends to transition the accounting services to PFPC in stages, and the transition is expected to be completed by the end of the first quarter of 2003. Once the transition is complete, for its services as Fund Accountant, PFPC is expected to receive the annual asset based Fund Complex fee listed in the chart below.

-------------------------------------   -----------------------
Average Fund Complex Daily Net Assets   Annual Asset Based Fees
-------------------------------------   -----------------------
          $0-90 billion                         0.0057%
-------------------------------------   -----------------------
         $90-$95 billion                        0.0047%
-------------------------------------   -----------------------
    Greater than $95 billion                    0.0040%
-------------------------------------   -----------------------

Each Fund's share of the annual asset based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the Funds in the complex. PFPC also will be entitled to receive an annual fee of $20,000 from each gateway Fund and stand-alone Fund. Finally, PFPC will be entitled to receive certain out-of-pocket costs.

     Transfer and Dividend Disbursing Agent. Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS also is entitled to receive an annual based fee from the Fund Complex.

     Underwriting Commissions. Stephens serves as the principal underwriter distributing securities of the Funds on a continuous basis. Stephens also served as principal underwriter of the Stagecoach predecessor portfolios whereas Forum served as underwriter of the predecessor Norwest portfolios. For the Funds' past three fiscal years, the aggregate dollar amount of underwriting commissions paid to Stephens and Forum and the amounts retained by Stephens and Forum are as follows:

         Year Ended            Year Ended            Year Ended
          05/31/02              05/31/01              05/31/00*
          Stephens              Stephens              Stephens
     -------------------   -------------------   -------------------
       Paid     Retained     Paid     Retained     Paid     Retained
     --------   --------   --------   --------   --------   --------
     $560,946    $69,537   $415,716    $44,609   $104,014    $10,344

----------
* Forum was entitled to receive fees for the period from June 1, 1999 through November 5, 1999. Fees paid to Stephens were paid during the period from November 5, 1999 through the end of the period.

     Code of Ethics.

     The Fund Complex, the Adviser and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S.

Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Adviser and Sub-Advisers are on public file with, and are available from, the SEC.

                            PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or class of shares in a Fund may be useful in reviewing the performance of such Fund or class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds. Annual and Semi-Annual Reports for the Funds may contain additional performance information, and are available free of charge upon request.

     Average Annual Total Return. The Funds may advertise certain total return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV. Average annual total return information for the fiscal year ended May 31, 2002 is incorporated by reference to the Funds' Annual Report.

     Average Annual Total Return (After Taxes on Distributions). As and to the extent required by the SEC, a Fund's average annual total returns (after taxes on distributions) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions but without redemption of Fund shares ("ATV/D/") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula:
P(1+T)/n/=ATV//D//.

     Average Annual Total Return (After Taxes on Distributions and Redemption). As and to the extent required by the SEC, a Fund's average annual total returns (after taxes on distributions and redemption) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions and redemption of Fund shares ("ATV//DR//"), of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ATV//DR//.

     All of the above average annual total return information, along with the before-tax average annual total returns for an appropriate broad-based index, for the calendar year ended December 31, 2001 is presented in the Prospectuses.

     Yield Calculations: The Funds may, from time to time, include their yields and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                           YIELD = 2[(a - b + 1)/6/ - 1]
                                      -----
                                       cd

     where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares of each class outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share of each class of shares on the last day of the period.

     Effective Yield: Effective yields for the Funds are based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular thirty-day period, less a pro rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/30, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         Effective Thirty-Day Yield = [(Base Period Return +1)/365/30/]-1

                     Yields for the Year Ended May 31, 2002/1/

Fund                             Thirty-day Yield (After Waiver)
------------------------------   -------------------------------
Diversified Bond
   Institutional                              4.10%

Income
   Class A                                    4.72%
   Class B                                    4.21%
   Institutional                              5.21%

Fund                             Thirty-day Yield (After Waiver)
------------------------------   -------------------------------
Income Plus
   Class A                                    5.78%
   Class B                                    5.31%
   Class C                                    5.30%

Intermediate Government Income
   Class A                                    3.97%
   Class B                                    3.41%
   Class C                                    3.40%
   Institutional                              4.44%

Limited Term Government Income
   Class A                                    4.60%
   Class B                                    4.05%
   Institutional                              5.10%

Stable Income
   Class A                                    2.89%
   Class B                                    2.18%
   Institutional                              3.19%

Tactical Maturity Bond
   Institutional                              1.59%

----------
/1/ The amounts shown above reflect all front-end sales charges and any applicable contingent deferred sales charge ("CDSC"). "After Waiver" figures reflect any waived fees or reimbursed expenses throughout the period.

     The yields for each class of shares will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund or to a particular class of a Fund.

     In addition, investors should recognize that changes in the net asset values of shares of each class of a Fund will affect the yield of the respective class of shares for any specified period, and such changes should be considered together with such class's yield in ascertaining such class's total return to shareholders for the period. Yield information for each class of shares may be useful in reviewing the performance of the class of shares and for providing a basis for comparison with investment alternatives. The yield of each class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     From time to time and only to the extent the comparison is appropriate for a Fund or a class of shares, the Trust may quote the performance or price-earnings ratio of a Fund or a class of the Fund in advertising and other types of literature as compared to the performance of managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities, or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a class of shares with that of competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker-dealer. General mutual fund statistics provided by the Investment Trust Institute also may be used.

     The Trust also may use the following information in advertisements and other types of literature, only to the extent that the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund; (ii) other government statistics; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of a Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of a Fund with respect to the particular industry or sector.

     In addition, the Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the performance of each class of shares of a Fund with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare each class's past performance with other rated investments.

     From time to time, a Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as Shareholder Servicing Agent for the Trust, provide various services to its customers that are also shareholders of the Funds. These services may include access to the Trust's account information through Automated

Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Wells Fargo Funds Trust account statements."

     The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's investment adviser and the total amount of assets and mutual fund assets managed by Funds Management. As of June 30, 2002, Funds Management and its affiliates provided advisory services for over $169 billion in mutual fund assets.

     The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an online application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature also may disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

     NAV per share for each class of the Funds is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds' shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest bid quotations. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. A Fund may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security.

     Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Future contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time generally are processed at such time on that Business Day. Purchase Orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier then their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment, please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

The dealer reallowance for purchases of Class A shares of each Fund, except the Stable Income Fund is as follows:

---------------------------------------------------------------------------

---------------------------------------------------------------------------
                         FRONT-END SALES   FRONT-END SALES        DEALER
                           CHARGE AS %       CHARGE AS %        ALLOWANCE
      AMOUNT               OF PUBLIC       OF NET AMOUNT     AS % OF PUBLIC
    OF PURCHASE          OFFERING PRICE       INVESTED       OFFERING PRICE
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Less than $50,000             4.50%             4.71%             4.00%
---------------------------------------------------------------------------
$50,000 to $99,999            4.00%             4.17%             3.50%
---------------------------------------------------------------------------
$100,000 to $249,999          3.50%             3.63%             3.00%
---------------------------------------------------------------------------
$250,000 to $499,999          2.50%             2.56%             2.25%
---------------------------------------------------------------------------
$500,000 to $999,999          2.00%             2.04%             1.75%
---------------------------------------------------------------------------
$1,000,000 and over/1/        0.00%             0.00%             1.00%
---------------------------------------------------------------------------

/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if the shares are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. CDSCs are based on the lower of the NAV on the date of purchase or the date of redemption.

The dealer reallowance for purchases of Class A shares of the Stable Income Fund is as follows:

---------------------------------------------------------------------------

---------------------------------------------------------------------------
                         FRONT-END SALES   FRONT-END SALES       DEALER
                           CHARGE AS %       CHARGE AS %       ALLOWANCE
      AMOUNT               OF PUBLIC        OF NET AMOUNT    AS % OF PUBLIC
   OF PURCHASE            OFFERING PRICE      INVESTED       OFFERING PRICE
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Less than $50,000             1.50%             1.52%             1.35%
---------------------------------------------------------------------------
$50,000 to $99,999            1.00%             1.01%             0.90%
---------------------------------------------------------------------------
$100,000 to $249,999          0.75%             0.76%             0.70%
---------------------------------------------------------------------------
$250,000 to $499,999          0.75%             0.76%             0.70%
---------------------------------------------------------------------------
$500,000 to $999,999          0.50%             0.50%             0.50%
---------------------------------------------------------------------------
$1,000,000 and over/1/        0.00%             0.00%             0.50%
---------------------------------------------------------------------------

/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if the shares are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Fund's approval. CDSCs are based on the lower of the NAV on the date of purchase or the date of redemption.

     Purchases and Redemptions for Existing Wells Fargo Funds Account Holders Via the Internet. Class A, Class B and Class C shareholders with an existing Wells Fargo Funds account may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. We expect that in the future Internet account access will be available for institutional clients of the Wells Fargo Funds. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com for further details.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Reduced Sales Charges for Former Norwest Advantage Fund Class B Shareholders. No CDSC is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or
Section 403(b) custodial account or from a qualified retirement plan.

     Reduced Sales Charges for Employees of the Transfer Agent. Employees of BFDS, transfer agent for the Trust, may purchase Class A shares at NAV.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Funds' Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission, if any. While Sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board.

     In placing orders for portfolio securities of a Fund, the Sub-Advisers are required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Advisers will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the Sub-Advisers' trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Advisers may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by a Sub-Adviser under the advisory contracts, and the expenses of a Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may result in adverse tax consequences to a Fund's shareholders. Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

     Brokerage Commissions. For the fiscal year ended May 31, 2002, the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions.

Fund               Commissions Paid
----------------   ----------------
Diversified Bond        $ 2,336

Income Plus             $ 1,229

Stable Income           $26,436

     For the fiscal year ended May 31, 2002, the Funds listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions. No commissions were paid to affiliated brokers.

Fund               Commissions Paid   Total Amt. Of Transactions
----------------   ----------------   --------------------------
Diversified Bond        $ 2,336             $ 16,822,103

Stable Income           $26,436             $108,215,079

     Securities of Regular Broker-Dealers. As of May 31, 2002, the following Funds held securities of its regular broker-dealers as indicated in the amounts shown:

Fund                   Broker-Dealer             Amount
-----------   ------------------------------   ----------
Income        Goldman Sachs Group, Inc.        $3,054,585
              Lehman Brothers Holdings, Inc.   $6,629,318

Income Plus   J.P. Morgan Chase & Co.          $  346,638
              Lehman Brothers Holdings, Inc.   $  334,278

                                  FUND EXPENSES

     From time to time, Funds Management may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing a prospectus (except the expense of printing and mailing a prospectus used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Trustees deem equitable.

                                      TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. A shareholder's tax treatment may vary depending upon his or her particular situation. Except as otherwise noted, a shareholder may be subject to special rules not discussed below if he or she is a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a holder of Fund shares through a tax-advantaged account, such as a 401(k) Plan Account or an Individual Retirement Account ("IRA"); a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Fund shares as a capital asset or a shareholder subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular tax consequences to them of an investment in a Fund, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     General. The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains and expenses for federal income tax purposes.

     In order to qualify as a regulated investment company under the Code, each Fund must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) attributable to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of (A) cash, government securities and securities of other regulated investment companies, and (B) securities (other than those described in clause (A) limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets consists of the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that the Fund controls and are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its ordinary income and net short-term capital gain, and (b) net tax-exempt income earned in each taxable year. As long as a Fund distributes all of its investment company taxable income and net capital gain to its shareholders, it generally will not be subject to federal income taxation on such income and gain. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and the shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that the Funds will not be subject to federal income taxation.

     A Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carryover is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

     Equalization Accounting. The Funds may use the so-called "equalization accounting method" to allocate a portion of their "earnings and profits," as determined for federal income tax purposes (generally, a Fund's undistributed net investment income and realized capital gains, with certain adjustments), to redemption proceeds for such purposes. This method permits the Funds to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the

IRS may not have expressly sanctioned the equalization accounting method used by the Funds. Therefore, the use of the method may be subject to IRS scrutiny.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it does not meet certain minimum distribution requirements with respect to such income and gains by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Funds will not be subject to the excise tax.

     Investment through Core Portfolios. Some of the Funds seek to qualify as regulated investment companies by investing their assets through one or more core portfolios. Each core will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding core portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or a disregarded entity), a proportionate share of any interest, dividends, gains and losses of a core or master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the core portfolio. Each investor in a core portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular core portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a core portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the core portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each core portfolio's assets, income and distributions will be managed in such a way that an investor in a core portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the core portfolio.

     Taxation of Fund/Core Portfolio Investments. In general, if a Fund or core portfolio ("Fund/Core") realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund/Core has held the disposed securities for more than one year at the time of disposition.

     If a Fund/Core purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund/Core may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund/Core will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund/Core at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund/Core held the debt obligation.

     If an option granted by a Fund/Core lapses or is terminated through a closing transaction, such as a repurchase by the Fund/Core of the option from its holder, the Fund/Core will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund/Core in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund/Core pursuant to the exercise of a call option granted by it, the Fund/Core will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund/Core pursuant to the exercise of a put option written by it, the Fund/Core will subtract the premium received from its cost basis in the securities purchased.

     Under Section 1256 of the Code, a Fund/Core will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts, certain foreign currency contracts, and non-equity, listed options but generally exclude securities futures (as defined in Section 3(a)(55)(A) of the Securities Act of 1934). In this regard, Section 1256 contracts will be deemed to have been sold at market value at the end of each taxable year. Under Section 1256 of the Code, 60% of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

     Foreign exchange gains and losses realized by a Fund/Core in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund/Core's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund/Core's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund (or corresponding Fund in the case of a core portfolio's investments) to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or shareholders in future years.

     Offsetting positions held by a Fund/Core involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund/Core is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund/Core may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund/Core may differ. Generally, to the extent the straddle rules apply to positions established by a Fund/Core, losses realized by the Fund/Core may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund/Core enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund/Core must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when a Fund/Core enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or
(iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations.

     The amount of long-term capital gain a Fund/Core may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain the Fund/Core would have had if the Fund/Core owned a direct interest in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     If a Fund/Core acquires any equity interest (under proposed Treasury Regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies," or "PFICs"), the Fund (or corresponding Fund in the case of a core portfolio's investments) could be subject to federal income tax and IRS interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund cannot pass through to its shareholders any credit or deduction for such taxes and interest charges. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. A Fund/Core may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

     Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund/Core intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund (or corresponding Fund in the case of a core portfolio's investments) as a regulated investment company might be jeopardized. Each

Fund/Core intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund/Core will be able to engage in swap agreements.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund/Core may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although each Fund/Core seek to avoid significant noncash income, such noncash income could be recognized by a Fund/Core, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund/Core could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Taxation of Distributions. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. Only amounts paid out of earnings and profits qualify as taxable distributions. Accordingly, if during a taxable year a Fund's declared distributions exceed the Fund's earnings and profits (as determined at the end of the year), only that portion of the Fund's distributions during the year which equal the year's earnings and profits will be deemed to have constituted taxable distributions. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain.

     Distributions that are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states grant tax-free status to distributions to individual shareholders attributable to a Fund's interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax -free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption or otherwise, or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares, and long-term capital gain or loss if he or she has held such Fund shares for greater than one year at the time of the sale or exchange.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

     If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum individual federal income tax rate applicable to ordinary income is 38.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal federal income tax rate applicable to net capital gain generally is 20%; and the maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). A special, lower maximum rate of 18% on net capital gain is available to individuals to the extent the gain is derived from investments held for more than five years. (An even lower rate applies to individuals in some lower federal income tax brackets.) However, the 18% rate only applies to assets acquired after December 31, 2000, unless an election is made to treat certain assets held on January 1, 2001, as having been sold and then reacquired on the same date. If the election is made, the asset will be deemed to be sold at its fair market value and any gain, but not loss, will be recognized. The 18% rate will apply to capital gain distributions by a Fund to the extent that the gain is derived from the disposition of a portfolio investment acquired by the Fund after December 31, 2000 and was held for more than five years at the time of disposition. Under the Economic Growth and Tax Relief Recovery Act, individual federal income tax rates are set to decrease over the next several years. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 30% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. Under the Economic Growth and Tax Relief Recovery Act, the rate of backup withholding is set to decrease in future years.

     Tax-Deferred Plans. The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

     Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days (91 days in the case of certain dividends on preferred stock) during the 90 day (180 day) period beginning 45 days (90 days) prior to the date upon which the Fund becomes entitled to such dividend income.

     Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation (each, a "foreign shareholder") generally will be subject to federal income tax withholding (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). This tax generally is not refundable. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the foreign shareholder, in which case the reporting and withholding requirements applicable to U.S. persons generally will apply. Special rules apply to foreign partnerships. In general, foreign shareholders are not subject to federal income tax, including withholding tax, on gain realized on the disposition of Fund shares and capital gain distributions.

                                  CAPITAL STOCK

     The Funds are seven of the Funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware business trust on March 10, 1999.

     Most of the Trust's Funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust's Funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of the Fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectuses and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below, as of September 4, 2002, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The term "N/A" is used where a shareholder holds 5% or more of a Class, but less than 5% of a Fund as a whole.

                      5% OWNERSHIP AS OF SEPTEMBER 4, 2002

                                                                           Type of    Percentage
        Fund                             Name and Address                 Ownership    of Class
------------------------   --------------------------------------------   ---------   ----------
DIVERSIFIED
   BOND
     Institutional Class   Wells Fargo Bank MN NA FBO                       Record       6.77%
                           Acct #2100014356-4
                           Diversified Bond Fund I
                           Attn:  Mutual Fund OPS
                           P.O. Box 1533
                           Minneapolis, MN 55480-1533
                           Wells Fargo Bank MN NA FBO                       Record      27.60%
                           Acct #2100014357-7
                           Diversified Bond Fund I
                           Attn:  Mutual Funds OPS
                           P.O. Box 1533
                           Minneapolis, MN 55480-1533

                           Wells Fargo Bank MN NA FBO                       Record      64.32%
                           Acct #2100014358-0
                           Diversified Bond Fund I
                           Attn:  Mutual Funds OPS
                           P.O. Box 1533
                           Minneapolis, MN 55480-1533

INCOME
   Class A                 Wells Fargo Bank MN NA FBO                       Record      49.22%
                           Income Bond Fund Class A
                           Attn:  Mutual Funds OPS
                           P.O. Box 1533
                           Minneapolis, MN 55480-1533

   Class B                 N/A

   Institutional Class     Wells Fargo Bank MN NA FBO                       Record      20.90%
                           Acct #2100013949-7
                           Income Fund I
                           Attn:  Mutual Funds OPS
                           P.O. Box 1533
                           Minneapolis, MN 55480-1533

                           Wells Fargo Bank MN NA FBO                       Record      61.27%
                           Acct #2100014312-4
                           Income Fund I
                           Attn:  Mutual Funds OPS

                                                                           Type of    Percentage
        Fund                             Name and Address                 Ownership    of Class
------------------------   --------------------------------------------   ---------   ----------
                           P.O. Box 1533
                           Minneapolis, MN 55480-1533

                           Wells Fargo Bank MN NA FBO                       Record      15.40%
                           Acct #2100014314-0
                           Income Fund I
                           Attn:  Mutual Funds OPS
                           P.O. Box 1533
                           Minneapolis, MN 55480-1533

INCOME PLUS
   Class A                 Wells Fargo Bank MN NA FBO                       Record       7.59%
                           Kotzin Tobias #801012
                           Attn:  Mutual Fund OPS
                           P.O. Box 1533
                           Minneapolis, MN  55480-1533

                           Wells Fargo Bank MN NA FBO                       Record       7.34%
                           Kotzin #800906
                           Attn:  Mutual Fund OPS
                           P.O. Box 1533
                           Minneapolis, MN  55480-1533

                           Wells Fargo Bank MN NA FBO                       Record      49.22%
                           Attn:  Mutual Fund OPS
                           P.O. Box 1533
                           Minneapolis, MN  55480-1533

                           Exclusively FBO The Customers                    Record       5.12%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

   Class B                 N/A

   Class C                 EMJAYCO                                          Record      11.18%
                           OMNIBUS Account
                           PO Box 170910
                           Milwaukee, WI 53217-0909

INTERMEDIATE
GOVERNMENT
INCOME
   Class A                 PFPC Brokerage Series                            Record       7.18%
                           FBO Wells Fargo
                           211 South Gulph Road
                           King of Prussia, PA 19406-0001

                           Wells Fargo Bank MN NA FBO                       Record      10.45%
                           Intermediate US Govt Fund
                           Attn:  Mutual Fund OPS
                           P.O. Box 1533
                           Minneapolis, MN 55480-1533

   Class B                 N/A

   Class C                 N/A

                                                                           Type of    Percentage
        Fund                             Name and Address                 Ownership    of Class
------------------------   --------------------------------------------   ---------   ----------
   Institutional Class     Wells Fargo Bank MN NA                           Record      32.75%
                           Acct #210014380-7
                           Interim US Gov't Fund I
                           C/O Mutual Fund Processing
                           P.O. Box 1450 NW 8477
                           Minneapolis, MN 55485-1450

                           Wells Fargo Bank MN NA                           Record      48.76%
                           Acct #210014381-0
                           Interim US Gov't Fund I
                           C/O Mutual Fund Processing
                           P.O. Box 1450 NW 8477
                           Minneapolis, MN 55485-1450

                           Wells Fargo Bank MN NA                           Record      17.18%
                           Acct #210014383-6
                           Interim US Gov't Fund I
                           C/O Mutual Fund Processing
                           P.O. Box 1450 NW 8477
                           Minneapolis, MN 55485-1450

LIMITED TERM
GOVERNMENT
INCOME
   Class A                 MLPF&S For the Sole Benefit of Its Customers     Record       6.08%
                           ATTN:  Mutual Fund Administration
                           4800 Deer Lake Dr. East, 3rd Floor
                           Jacksonville, FL 32246-6484

                           Solomon Smith Barney Inc.                        Record       6.10%
                           00157672735
                           333 West 34th St. - 3rd Floor
                           New York, NY 10001-2483

   Class B                 N/A

   Institutional Class     Wells Fargo Bank MN NA                           Record      32.65%
                           Acct #210014315-3
                           Limited Term Gov't Income FD
                           c/o Mutual Fund Processing
                           P.O. Box 1450 NW 8477
                           Minneapolis, MN  55485-1450

                           Wells Fargo Bank MN NA                           Record      41.58%
                           Acct #210014316-6
                           Limited Term Gov't Income FD1
                           c/o Mutual Fund Processing
                           P.O. Box 1450 NW 8477
                           Minneapolis, MN  55485-1450

                           Wells Fargo Bank MN NA                           Record      24.40%
                           Acct #210014423-3
                           Limited Term Gov't Income I
                           c/o Mutual Fund Processing
                           P.O. Box 1450 NW 8477
                           Minneapolis, MN  55485-1450

                                                                           Type of    Percentage
        Fund                             Name and Address                 Ownership    of Class
------------------------   --------------------------------------------   ---------   ----------
STABLE INCOME
    Class A                Charles Schwab & Co. Inc.                        Record      10.62%
                           Special Custody Account
                           Exclusively FBO the Customers
                           101 Montgomery St.
                           San Francisco, CA  94104-4122

                           Wells Fargo Investments LLC                      Record       6.49%
                           A/C 1716-5112
                           608 Second Avenue South, 8th Fl
                           Minneapolis, MN  55402-1916

                           NFSC FEBO # 251-042927                           Record      37.53%
                           Reliance Trust Company
                           Reliance Trust Company TTEE
                           U/A 10/01/01
                           3384 Peachtree Rd. NE Suite 900
                           Atlanta, GA 30326-2828

   Class B                 N/A

   Institutional Class     Wells Fargo Bank MN NA                           Record      52.98%
                           Acct #2100014418-1
                           STABLE INCOME FUND I
                           c/o Mutual Fund Processing
                           P.O. Box 1533
                           Minneapolis, MN  55485-0001

                           Wells Fargo Bank MN NA                           Record      30.95%
                           Acct #2100014417-8
                           STABLE INCOME FUND I
                           c/o Mutual Fund Processing
                           P.O. Box 1450 NW 8477
                           Minneapolis, MN 55485-1450

                           Wells Fargo Bank MN NA                           Record       7.56%
                           Acct #2100014416-5
                           STABLE INCOME FUND I
                           c/o Mutual Fund Processing
                           P.O. Box 1450 NW 8477
                           Minneapolis, MN 55485-1450

TACTICAL
MATURITY BOND
   Institutional Class     Wells Fargo Bank Minnesota N A                   Record      69.69%
                           OMNIBUS Account R/R
                           C/O Mutual Fund Processing
                           PO Box 1533
                           Minneapolis, MN 55480-1533

                           Wells Fargo Bank Minnesota NA                                28.38%
                           OMNIBUS Account C/C
                           C/O Mutual Fund Processing
                           PO Box 1533
                           Minneapolis, MN 55480-1533

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                      OTHER

     The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                     COUNSEL

     Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectuses.

                              INDEPENDENT AUDITORS

     KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                              FINANCIAL INFORMATION

     The portfolios of investments and audited financial statements for the Funds for the year ended May 31, 2002 are hereby incorporated by reference to the Funds' Annual Report.

                                    APPENDIX

     The following is a description of the ratings given by S&P and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

     Corporate Bonds

     S&P

     S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

          B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

          CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

          Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

          C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

          D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     Moody's

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment grade securities.

          Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

          C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

          Short-Term Issue Credit Ratings (including Commercial Paper)

               S&P:

               A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

               A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

               A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

               B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

               C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

               D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

               Moody's:

               Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

               Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

               Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

               Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

                             WELLS FARGO FUNDS TRUST
                            Telephone: 1-800-222-8222

                       STATEMENT OF ADDITIONAL INFORMATION
                              Dated October 1, 2002

                   WELLS FARGO WEALTHBUILDER GROWTH PORTFOLIO
               WELLS FARGO WEALTHBUILDER GROWTH BALANCED PORTFOLIO
              WELLS FARGO WEALTHBUILDER GROWTH AND INCOME PORTFOLIO

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about three funds in the Trust's family of funds (each a "Portfolio" and collectively the "Portfolios") -- the Wells Fargo WealthBuilder Growth Portfolio, Wells Fargo WealthBuilder Growth Balanced Portfolio and Wells Fargo WealthBuilder Growth and Income Portfolio. Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolios offer a single class of shares.

     This SAI is not a prospectus and should be read in conjunction with the Portfolios' Prospectus, dated October 1, 2002. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. The audited financial statements for the Portfolios, which include the portfolios of investments and independent auditors' report for the year ended May 31, 2002, are hereby incorporated by reference to the Annual Report. The Prospectus and Annual Report may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

HISTORICAL PORTFOLIO INFORMATION..............................................1

INVESTMENT POLICIES...........................................................2

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS...............4

MANAGEMENT...................................................................21

PERFORMANCE CALCULATIONS.....................................................34

DETERMINATION OF NET ASSET VALUE.............................................37

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................37

PORTFOLIO TRANSACTIONS.......................................................39

PORTFOLIO EXPENSES...........................................................41

TAXES........................................................................41

CAPITAL STOCK................................................................49

OTHER........................................................................50

COUNSEL......................................................................51

INDEPENDENT AUDITORS.........................................................51

FINANCIAL INFORMATION........................................................51

APPENDIX....................................................................A-1

                        HISTORICAL PORTFOLIO INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (the "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest portfolios to the Portfolios (the "Reorganization"). Prior to November 5, 1999, the effective date of the consolidation of the Portfolios and the predecessor Norwest portfolios, the Portfolios had only nominal assets.

     The Portfolios described in this SAI were created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"), and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Reorganization followed the merger of the advisers' parent companies.

     The chart below indicates the predecessor Norwest portfolios that are the accounting survivors of the Wells Fargo Funds.

-------------------------------------------   ----------------------------------------------------
           Wells Fargo Portfolios                            Predecessor Portfolios
-------------------------------------------   ----------------------------------------------------
Wells Fargo WealthBuilder Growth Portfolio    Norwest WealthBuilder II Growth Portfolio
-------------------------------------------   ----------------------------------------------------
Wells Fargo WealthBuilder Growth Balanced     Norwest WealthBuilder II Growth Balanced Portfolio
   Portfolio
-------------------------------------------   ----------------------------------------------------
Wells Fargo WealthBuilder Growth and Income   Norwest WealthBuilder II Growth and Income Portfolio
   Portfolio
-------------------------------------------   ----------------------------------------------------

     The Wells Fargo WealthBuilder Growth Portfolio ("Growth Portfolio") commenced operations on November 8, 1999, as successor to the Norwest WealthBuilder II Growth Portfolio. The Norwest WealthBuilder II Growth Portfolio commenced operations on October 1, 1997. The financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest WealthBuilder II Growth Portfolio.

     The Wells Fargo WealthBuilder Growth Balanced Portfolio ("Growth Balanced Portfolio") commenced operations on November 8, 1999, as successor to the Norwest WealthBuilder II Growth Balanced Portfolio. The Norwest WealthBuilder II Growth Balanced Portfolio commenced operations on October 1, 1997. The financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest WealthBuilder II Growth Balanced Portfolio.

     The Wells Fargo WealthBuilder Growth and Income Portfolio ("Growth and Income Portfolio") commenced operations on November 8, 1999, as successor to the Norwest WealthBuilder II Growth and Income Portfolio. The Norwest WealthBuilder II Growth and Income Portfolio commenced operations on October 1, 1997. The financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest WealthBuilder II Growth and Income Portfolio.

                               INVESTMENT POLICIES

     Each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the securities of affiliated and un-affiliated open-ended management investment companies or series (the "Underlying Funds"). Accordingly, the investment experience of each Portfolio will correspond directly with the investment experience of its respective Underlying Funds.

     Information concerning each Portfolio's investment objective is set forth in the Prospectus for the Portfolios. There can be no assurance that the Portfolios will achieve their objectives. The principal features of the Portfolios' investment programs and the primary risks associated with those investment programs are discussed in the Prospectus. The principal features and certain risks of the Underlying Funds also are discussed in the Prospectus. However, since certain Underlying Funds are not advised by the adviser and are not affiliated with the Portfolios, there can be no assurance that the Underlying Funds will follow their stated policies.

     Fundamental Investment Policies

     Each Portfolio has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Portfolio.

The Portfolios may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio's investments in that industry would equal or exceed 25% of the current value of the Portfolio's total assets, provided that this restriction does not limit a Portfolio's investments in: (i) U.S. Government securities; (ii) repurchase agreements; or (iii) securities of other investment companies;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of any one issuer, provided that this restriction does not limit a Portfolio's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Portfolio's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Portfolio's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     Non-Fundamental Investment Policies

     Each Portfolio has adopted the following non-fundamental policies which may be changed by the Trustees at any time without approval of such Portfolio's shareholders.

     (1) Any Portfolio that is purchased by another Portfolio/fund in the Wells Fargo Fund family in reliance on Section 12(d)(1)(G) of the 1940 Act or in reliance on an exemptive order granting relief from Section 12(d)(1)(A) that conditions such relief on the existence of this policy, will not purchase shares of any registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G).

     (2) Each Portfolio may not invest or hold more than 15% of the Portfolio's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
(b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Portfolio may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Portfolio's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     (4) Each Portfolio may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Portfolio's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Portfolio may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Portfolio's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     General

     Notwithstanding the foregoing policies, any other investment companies in which the Portfolios may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

        ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of certain investments and additional investment policies for the Portfolios. Not all of the Portfolios participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Portfolios (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Portfolio will be excluded in calculating total assets.

     Each Portfolio seeks to achieve its investment objective by investing substantially all of its assets in the securities of the Underlying Funds. Therefore, although the following discusses the additional permitted investment activities and associated risks of the Portfolios, it applies equally to the Underlying Funds, which may invest in one or more of the following types of investments. Thus, as used herein, the term "Portfolios" shall refer equally to both the Portfolios of the Trust as well as the Underlying Funds in each Portfolio. However, since certain Underlying Funds are non-affiliated with the adviser or the Portfolios, there can be no assurance that the Underlying Funds will continue to invest in these permitted investment activities.

     Although each Portfolio intends to invest substantially all of its assets in the Underlying Funds, each Portfolio reserves the right to invest assets not so invested in other instruments as outlined in the Prospectus.

     Asset-Backed Securities

     The Growth Balanced Portfolio may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Portfolio invests may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables ("CARS") and credit card receivables ("CARDS"). Payments of principal and interest on these asset-backed securities may be "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Portfolio experiencing difficulty in valuing or liquidating such securities. The Growth Balanced Portfolio may also invest in securities backed by pools of mortgages. These investments are described under the heading "Mortgage-Related Securities."

     Bank Obligations

     The Portfolios may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Bonds

     The Growth Balanced Portfolio may invest in bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral). See also "High Yield/Junk Bonds."

     Borrowing

     The Portfolios may borrow money for temporary or emergency purposes, including for the purpose of meeting redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not "against the box," dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Portfolio maintains a segregated account.

     Commercial Paper

     The Portfolios may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Portfolios in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO").

     Convertible Securities

     The Portfolios may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

     The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

     While the Portfolios use the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Portfolio's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

     Derivative Securities

     The Portfolios may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more references. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Portfolio to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Portfolio's investment objective, policies and quality standards, consider making investments in such new types of derivative securities. See also "Futures Contracts and Options."

     Dollar Roll Transactions

     The Growth Balanced Portfolio may enter into dollar roll transactions wherein the Portfolio sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Portfolio assumes the risk of ownership. The Portfolio is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Portfolio's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

     Floating- and Variable-Rate Obligations

     The Growth Balanced Portfolio may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit the Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Portfolio may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The adviser, on behalf of each Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Portfolio's investment portfolio. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

     The floating- and variable-rate instruments that the Portfolio may purchase include certificates of participation in such instruments.

     Foreign Government Securities

     The Portfolios may make investments in foreign government securities. Foreign government securities investments include the securities of "supranational" organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the adviser believes that the securities do not present risks inconsistent with a Portfolio's investment objective.

     Foreign Obligations and Securities

     Each Portfolio may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Investment income on and sales proceeds payable on certain foreign securities in which a Portfolio may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would otherwise be subject. The Portfolios may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Portfolios may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Portfolio from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     The Portfolios may enter into forward currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Portfolios from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Portfolios will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     The Portfolios may invest in foreign securities through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     Forward Commitment, When-Issued and Delayed-Delivery Transactions

     The Portfolios may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Portfolios will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, a Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     Futures Contracts and Options

     A Portfolio may seek to enhance its return through the writing (selling) and purchasing of exchange-traded and over-the-counter options on fixed-income securities or indices. A Portfolio may also attempt to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the use of those options and the purchase and sale of interest rate futures contracts and options on those futures contracts. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

     A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period, supply and demand and interest rates.

     Certain futures strategies employed by a Portfolio in making temporary allocations may not be deemed to be for bona fide hedging purposes, as defined by the CFTC.

     A Portfolio's use of options and futures contracts subjects a Portfolio to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on the adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which a Portfolio invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Portfolio's ability to limit exposures by closing its positions; (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited loss when investing in futures contracts or writing options for which an offsetting position is not held.

     Other risks include the inability of a Portfolio, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by a Portfolio. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. A Portfolio may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures position or that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

     Future Developments. The Portfolios may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Portfolios or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Portfolio's investment objective and legally permissible for each such Portfolio.

     Guaranteed Investment Contracts

     The Portfolios may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Portfolio will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Portfolio and is of comparable quality to instruments in which the Portfolio may otherwise invest. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

     High Yield/Junk Bonds

     The Growth Balanced Portfolio may invest in high yield bonds, sometimes referred to as "junk bonds." Securities rated less than Baa by Moody's or BBB by Standard & Poor's ("S&P") are classified as non-investment grade securities and are considered speculative by those rating agencies. Junk bonds may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. Although the growth of high yield/high risk securities market in the 1980's had paralleled a long economic expansion, many issuers subsequently have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on: (1) the high yield bond market; (2) the value of high yield/high risk securities; and (3) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In addition, the market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the market for investment grade securities. Under adverse market or economic conditions, the market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value ("NAV").

     In periods of reduced market liquidity, prices of high yield/high risk securities may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for high yield/high risk securities by various dealers. Under such conditions, the Portfolio may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and rely more heavily on the judgment of the adviser.

     Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the adviser may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, the adviser may be forced to sell the Portfolio's higher-rated securities, resulting in a decline in the overall credit quality of the Portfolio's investment portfolio and increasing the exposure of the Portfolio to the risks of high yield/high risk securities.

     Illiquid Securities

     The Portfolios may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale, and for which there may not be a readily available market, and which may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Portfolio. Each Portfolio may invest up to 15% of its net assets in illiquid securities.

     Loans of Portfolio Securities

     Each Portfolio may lend its portfolio securities pursuant to guidelines approved by the Trustees to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Portfolio. In connection with lending securities, a Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur. A Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank Minnesota, N.A. ("Wells Fargo Bank MN" or "Custodian") acts as Securities Lending Agent for the Portfolios, subject to the overall supervision of the Portfolios' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank MN is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

     Mortgage-Related Securities

     The Growth Balanced Portfolio may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Portfolio. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     Collateralized Mortgage Obligations ("CMOs") and Adjustable Rate Mortgages ("ARMs"). The Portfolio may also invest in investment grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with the Portfolio's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     The Portfolio may invest in ARMs issued or guaranteed by the GNMA, FNMA or the FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

     The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Portfolio may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly-recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of the Portfolio's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Portfolio or if the Portfolio sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The holder of ARMs and CMOs are also subject to repayment risk.

     The Portfolio will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities. High-risk mortgage securities are generally those with long durations or those which are likely to be more sensitive to interest rate fluctuations.

     Mortgage Participation Certificates. The Portfolio also may invest in the following types of FHLMC mortgage pass-through securities. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. These mortgage pass-through securities differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. They are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security. PCs and GMCs are both subject to prepayment and extension risk.

     Municipal Bonds

     The Growth Balanced Portfolio may invest in municipal bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated facilities.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Moreover, the Portfolio cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Portfolio and the liquidity and value of a Portfolio's investment portfolio. In such an event, the Portfolio would reevaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     Certain of the municipal obligations held by the Portfolio may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

     Municipal Notes. The Portfolio may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk).

     Other Investment Companies

     The principal investment strategy of each Portfolio is to invest in shares of other affiliated and unaffiliated open-end management investment companies (as defined previously, the "Underlying Funds"), subject to certain restrictions described below, and pursuant to the portfolio allocation percentages discussed in the Prospectus.

     Pursuant to exemptive relief, the Portfolios are generally permitted to purchase shares of affiliated mutual funds without regard to the restrictions established under section 12(d)(1) of the 1940 Act, and to purchase shares of unaffiliated mutual funds subject to the restrictions of section 12(d)(1)(F) under the 1940 Act. Currently, under section 12(d)(1)(F), a Portfolio's investment in unaffiliated mutual funds is subject to certain limitations: (i) the acquiring fund and its affiliated funds may acquire no more than 3% of the outstanding voting securities of the unaffiliated fund, (ii) the acquiring fund may charge a sales load of no more than 1.50% on its shares (iii) the unaffiliated acquired fund may limit the redemption by the acquiring fund to 1% of the unaffiliated fund's outstanding voting shares for any 30 day period; and
(iv) the acquiring fund is subject to the same voting requirements contained in section 12(d)(1)(E).

     Since each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the Underlying Funds, the investment experience of each of these Portfolios will correspond directly with the investment experience of its respective Underlying Funds. In addition, the Portfolios can be expected to charge operating expenses, such as investment advisory and administration fees, that would be for services different from, and in addition to, such services provided at the Underlying Fund level.

     Participation Interests

     Each Portfolio may purchase participation interests in loans or instruments in which the Portfolio may invest directly that are owned by banks or other institutions. A participation interest gives a Portfolio an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Portfolio with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Portfolio may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation interest.

     Privately Issued Securities

     The Portfolios may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Portfolio. Privately issued or Rule 144A

Securities that are determined by the adviser to be "illiquid" are subject to the Portfolios' policy of not investing or holding more than 15% of their net assets in illiquid securities. The adviser, under guidelines approved by the Trustees, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Portfolio on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

     Repurchase Agreements

     Each Portfolio may enter into repurchase agreements, wherein the seller of a security to a Portfolio agrees to repurchase that security from a Portfolio at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Portfolios' disposition of the security may be delayed or limited.

     A Portfolio may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Portfolio's net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Portfolio will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Trustees and that are not affiliated with the adviser. The Portfolios may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

     Reverse Repurchase Agreements

     The Portfolios may enter into reverse repurchase agreements. Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. Because certain of the incidents of ownership of the security are retained by a Portfolio, reverse repurchase agreements may be viewed as a form of borrowing by a Portfolio from the buyer, collateralized by the security sold by the Portfolio. A Portfolio will use the proceeds of reverse repurchase agreements to fund Portfolio redemptions or to make investments. In most cases these investments either mature or have a demand feature to resell to the issuer on a date not later than the expiration of the agreement. Interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Portfolio with those monies. Any significant commitment of a Portfolio's assets to the reverse repurchase agreements will tend to increase the volatility of a Portfolio's NAV per share.

     Short Sales

     The Portfolios may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box"). If a Portfolio makes a short sale "against the box," the Portfolio would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Portfolio's decision to make a short sale "against the box" may be a technique to hedge against market risks when the adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position would be reduced by an offsetting future gain in the short position. Short sales transactions may have adverse tax consequences to the Portfolios and their shareholders.

     Each Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     Stripped Securities

     The Growth Balanced Portfolio may purchase Treasury receipts, securities of government-sponsored enterprises ("GSEs"), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities that the Portfolio may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. The Portfolio will not purchase stripped mortgage-backed securities ("SMBS"). The stripped securities purchased by the Portfolio generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Portfolio are not subject to prepayment or extension risk.

     The Portfolio may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

     Swap Agreements

     To manage its exposure to different types of investments, a Portfolio may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor arrangement, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds a agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar arrangement entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used they may have a considerable impact on the Portfolio's performance. Swap agreements involve risks depending upon the counterparties' creditworthiness and ability to perform as well as the Portfolio's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

     U.S. Government Obligations

     The Portfolios may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants

     The Portfolios may invest in warrants. A warrant is an option to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during the specified period of time. The price of warrants does not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of a speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the Portfolio will lose the purchase price paid for the warrant and the right to purchase the underlying security.

     Zero Coupon Bonds

     The Growth Balanced Portfolio may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

     Nationally Recognized Statistical Ratings Organizations

     The ratings of Moody's Investors Services ("Moody's"), S&P and Fitch Investors Service, Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The adviser will consider such an event in determining whether the Portfolio involved should continue to hold the obligation.

     See the Appendix regarding the ratings systems of Moody's and S&P.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Portfolios."

     Trustees and Officers. The Board of Trustees ("Board") of the Trust supervises each Portfolio's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     General. The following table provides basic information about the Trustees and officers of the Trust. Each of the Trustees and officers listed below acts in identical capacities for each of the 90 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). The address of each Trustee and officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 72.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("independent Trustees"), appears separately from the information for the "interested" Trustees.

                        Position Held with                                         Other Public Company
                        Registrant/            Principal Occupation(s)             or Investment Company
Name, Age and Address   Length of Service/1/   During Past 5 Years                 Directorships
---------------------   --------------------   ---------------------------------   ---------------------

                                 INDEPENDENT TRUSTEES
Thomas S. Goho, 60      Trustee,               Wake Forest University, Calloway              N/A
                        since 1987             School of Business and
                                               Accountancy, Benson-Pruitt
                                               Professorship since 1999,
                                               Associate Professor of
                                               Finance 1994-1999.

Peter G. Gordon, 60     Trustee, since         Chairman, CEO and Co-Founder of               N/A
                        1998; (Lead            Crystal Geyser Water Company and
                        Trustee, since         President of Crystal Geyser
                        2001).                 Roxane Water Company.

Richard M. Leach, 69    Trustee,               President of Richard M. Leach                 N/A
                        since 1987             Associates (a financial
                                               consulting firm).

Timothy J. Penny, 50    Trustee,               Senior Counselor to the public                N/A
                        since 1996             relations firm of Himle-Horner
                                               and Senior Fellow at the Humphrey
                                               Institute, Minneapolis, Minnesota
                                               (a public policy organization).

Donald C. Willeke, 62   Trustee,               Principal of the law firm of                  N/A
                        since 1996             Willeke & Daniels.

                        Position Held with                                         Other Public Company
                        Registrant/            Principal Occupation(s)             or Investment Company
Name, Age and Address   Length of Service/1/   During Past 5 Years                 Directorships
---------------------   --------------------   ---------------------------------   ---------------------

                                   INTERESTED/2/ TRUSTEES
Robert C. Brown, 71     Trustee,               Retired. Director, Federal Farm               N/A
                        since 1992             Credit Banks Funding Corporation
                                               and Farm Credit System Financial
                                               Assistance Corporation until
                                               February 1999.

W. Rodney Hughes, 76    Trustee,               Private Investor.                   Barclays Global Investor
                        since 1987                                                 Funds/Master Investment
                                                                                   Portfolio,
                                                                                   23 portfolios

J. Tucker Morse, 57     Trustee,               Private Investor/Real Estate                  N/A
                        since 1987             Developer; Chairman of White
                                               Point Capital, LLC.

                                          OFFICERS

Michael J. Hogan, 43    President,             Executive Vice President of Wells             N/A
                        since 2000             Fargo Bank, N.A. since July
                                               1999. President of Wells Fargo
                                               Funds Management, LLC since March
                                               2001. Senior Vice President of
                                               Wells Fargo Bank, N.A. from April
                                               1997 to July 1999. Prior
                                               thereto, Vice President of
                                               American Express Financial
                                               Advisors until April 1997.

                        Position Held with                                         Other Public Company
                        Registrant/            Principal Occupation(s)             or Investment Company
Name, Age and Address   Length of Service/1/   During Past 5 Years                 Directorships
---------------------   --------------------   ---------------------------------   ---------------------
Karla M. Rabusch, 43    Treasurer,             Senior Vice President of Wells                N/A
                        since 2000             Fargo Bank, N.A., since May
                                               2000. Senior Vice President and
                                               Chief Administrative Officer of
                                               Wells Fargo Funds Management, LLC
                                               since March 2001. Vice President
                                               of Wells Fargo Bank, N.A. from
                                               December 1997 to May 2000. Prior
                                               thereto, Director of Managed
                                               Assets Investment Accounting of
                                               American Express Financial
                                               Advisors until November 1997.

C. David Messman, 42    Secretary,             Vice President and Senior Counsel             N/A
                        since 2000             of Wells Fargo Bank, N.A. since
                                               January 1996.  Vice President and
                                               Secretary of Wells Fargo Funds
                                               Management, LLC since March 2001.

----------
/1/ Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.

/2/ Basis of Interestedness. Robert C. Brown and W. Rodney Hughes own securities of Wells Fargo & Company, the parent holding company of the Portfolios' adviser.
J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     Committees. All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust. Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating Committee meets only as necessary, and did not meet during the Portfolios' most recently completed fiscal year. The Audit Committee oversees the Portfolios' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Portfolios' financial statements, and interacts with the Portfolios' independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met two times during the Portfolios' most recently completed fiscal year.

     Compensation. Prior to January 1, 2002, each Trustee received an annual retainer (payable quarterly) of $40,000 from the Fund Complex, and also received a combined fee of $1,000 for attendance at Fund Complex Board meetings, and a combined fee of $250 for attendance at committee meetings. If a committee meeting was held absent a full Board meeting, each attending Trustee received a $1,000 combined fee. These fees applied equally for in-person or telephonic meetings, and Trustees were reimbursed for all out-of-pocket expenses related to attending meetings.

     Effective January 1, 2002, each Trustee receives an annual retainer (payable quarterly) of $52,000 from the Fund Complex. Each Trustee also receives a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's officers are not compensated by the Trust for their services. For the fiscal year ended May 31, 2002, the Trustees received the following compensation:

                      Compensation Table
                    Year Ended May 31, 2002
                    -----------------------

    Trustee                                   Compensation
    -------                                   ------------

----------------------------------------------------------
                     INDEPENDENT TRUSTEES
----------------------------------------------------------
Thomas S. Goho                                  $58,250
Peter G. Gordon                                 $63,250
Richard M. Leach                                $58,250
Timothy J. Penny                                $58,250
Donald C. Willeke                               $58,250
----------------------------------------------------------
                     INTERESTED TRUSTEES
----------------------------------------------------------
Robert C. Brown                                 $58,000
W. Rodney Hughes                                $58,000
J. Tucker Morse                                 $58,000

     Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Portfolio equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

                   Beneficial Equity Ownership in Fund Complex
                      Calendar Year Ended December 31, 2001

--------------------------------------------------------------------------------------------
                                                                               Aggregate
                                                                               Dollar Range
                                                                               of Equity
                    Dollar Range of Equity Securities of the WealthBuilder     Securities of
Trustee             Portfolios of the Trust                                    Fund Complex
                    --------------------------------------------------------   -------------
                                       Growth               Growth and
                    Growth Portfolio   Balanced Portfolio   Income Portfolio
--------------------------------------------------------------------------------------------
                                      INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------
Thomas S. Goho              0                   0                    0               D
--------------------------------------------------------------------------------------------
Peter G. Gordon             0                   0                    0               0
--------------------------------------------------------------------------------------------
Richard M. Leach            0                   0                    0               B
--------------------------------------------------------------------------------------------
Timothy J. Penny            0                   0                    0               A
--------------------------------------------------------------------------------------------
Donald C. Willeke           0                   0                    0               D
--------------------------------------------------------------------------------------------
                                      INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------
Robert C. Brown             0                   0                    0               D
--------------------------------------------------------------------------------------------
W. Rodney Hughes            0                   0                    0               D
--------------------------------------------------------------------------------------------
J. Tucker Morse             0                   0                    0               D
--------------------------------------------------------------------------------------------

     Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

     Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an "Advisory Agreement," and collectively, the "Advisory Agreements") for the Portfolios. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-adviser (individually, an "Adviser" and collectively, "Advisers"), a description of the quality and nature of the services provided by the Advisers.

     Before approving an Advisory Agreement with an Adviser, the Board reviewed a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Portfolios and the Adviser and affiliates. The Board also analyzed each Portfolio's contractual fees, including investment advisory and sub-advisory fees, administration fees and Rule 12b-1/distribution fees.

     The Board then reviewed statistical information regarding the performance and expenses of the Portfolios and was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for each Portfolio, the Board reviewed the performance information for a "Peer Group," a group of funds that was similar to the specific Portfolio, the relevant Lipper category of funds ("Lipper Group"), and an applicable broad-based index. The Board also reviewed data relating to the risk of each Portfolio as compared to its total return. This data showed the statistical measurement of the volatility of each Portfolio's total return throughout a specific time-period. The Board then also reviewed, for each Portfolio as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Portfolios as well as the total fees paid to the Adviser for advisory and other services it provides to the Portfolios. The Board also reviewed information pertaining to the fee structure for each Portfolio and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Portfolio's asset levels.

     The Board then analyzed the Adviser's background and services that it provides to the Portfolios. The Board discussed the fact that the Adviser has established an investment program for each Portfolio and supervises and evaluates the sub-adviser. The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-adviser. The Board also recognized that the primary investment adviser's oversight responsibilities include the monitoring of Portfolio compliance with federal securities laws and regulations. The Board reviewed the Adviser's compliance procedures including the Advisers' internal compliance policies relating to the respective codes of ethics and the Advisers' policies on personal trading, internal compliance procedures relating to the Portfolios' portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Portfolios with SEC and other regulatory requirements, maintenance of books and records of the Portfolios and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all

SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Portfolio shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Portfolios by such persons. In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

     In addition to the above considerations, the Board also analyzed certain factors relating specifically to the sub-adviser. For example, the Board considered the sub-adviser's investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with the sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Portfolios). The Board analyzed the degree to which the sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board also reviewed the sub-adviser's procedures for selecting brokers to execute portfolio transactions for the Portfolios. More specifically, the Board reviewed the method by which the sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was the sub-adviser's consideration of obtaining research services or other soft dollar arrangements through the allocation of Portfolio brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Portfolios' investment portfolios. The Board reviewed the sub-adviser's method for allocating portfolio opportunities among the Portfolios and other advisory clients.

     Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser's background and experience; (iii) an analysis of advisory fees paid by the Portfolios compared to other similar portfolios; and (iv) the level of profits realized by the primary investment adviser from its advisory arrangement with the Portfolios.

     Investment Adviser. Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Portfolios from Wells Fargo Bank on March 1, 2001. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, that are described below. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is responsible for implementing the investment policies and guidelines for the Portfolios, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Portfolios.

     As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Portfolio's average daily net assets:

                                       Annual Rate
        Portfolio             (as percentage of net assets)
        ---------             -----------------------------

Growth Portfolio                          0.35%
Growth Balanced Portfolio                 0.35%
Growth and Income Portfolio               0.35%

     For periods prior to November 5, 1999, NIM served as adviser to the predecessor Norwest portfolios. As compensation for its services, NIM was entitled to receive investment advisory and allocation fees from each portfolio at an annual rate of 0.35% of the portfolios average daily net assets.

     The Portfolios paid advisory fees and the advisers waived such fees in the following amounts as indicated for the periods shown:

                                  Year Ended             Year Ended
                                   05/31/02               05/31/01
                                  Funds Mgmt.      Wells Fargo/Funds Mgmt.
                              ------------------   -----------------------
                                Fees       Fees         Fees      Fees
        Portfolio               Paid      Waived        Paid     Waived
        ---------             --------   -------      -------   --------
Growth Portfolio              $236,939   $61,365      $     0   $230,752
Growth Balanced Portfolio     $317,403   $64,484      $37,447   $136,659
Growth and Income Portfolio   $129,085   $31,926      $     0   $118,860

                                 Period Ended           Period Ended
                                   05/31/00               11/05/99
                                  Wells Fargo                NIM
                              ------------------   -----------------------
                                Fees       Fees         Fees      Fees
        Portfolio               Paid      Waived        Paid     Waived
        ---------               ----     -------      -------   -------
Growth Portfolio                 $0      $56,463      $10,355   $12,556
Growth Balanced Portfolio        $0      $58,270      $27,201   $10,648
Growth and Income Portfolio      $0      $32,293      $ 3,628   $12,965

     General. Each Portfolio's Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Portfolio's outstanding voting securities or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. A Portfolio's Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     Investment Sub-Adviser. Funds Management has engaged Wells Capital Management Incorporated ("WCM" or "Sub-Adviser") to serve as the sub-adviser to the Portfolios. Subject to the direction of the Trust's Board of Trustees and the overall supervision and control of Funds Management and the Trust, WCM makes recommendations regarding the investment and reinvestment of the Portfolios' assets. WCM furnishes to Funds Management periodic reports on the investment activity and performance of the Portfolios. WCM also furnishes such additional reports and information as Funds Management and the Trust's Board of Trustees and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to WCM.

     As compensation for its sub-advisory services to each Portfolio, WCM is entitled to receive a monthly fee equal to an annual rate of 0.05% of the Portfolio's average daily net assets. WCM is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

     Fees from Underlying Funds. Funds Management, WCM and their affiliates may receive fees from the Underlying Funds for providing various services to the Underlying Funds. For example, Funds Management may receive advisory fees and WCM may receive sub-advisory fees from the Underlying Funds and Wells Fargo Bank MN may receive fees for providing custody services to the Underlying Funds. These fees are separate from and in addition to fees received by Funds Management, WCM and their affiliates for providing services to the Portfolios. These fees may differ among the Underlying Funds.

     Administrator. The Trust has retained Funds Management (or "Administrator") as the administrator on behalf of the Portfolios pursuant to an Administration Agreement. Under the Administration Agreement between Funds Management and the Trust, Funds Management shall provide as administrative services, among other things: (i) general supervision of the Portfolios' operations, including coordination of the services performed by each Portfolio's adviser, transfer agent, custodian, independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Portfolio; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Trustees. Funds Management also furnishes office space and certain facilities required for conducting the Portfolios' business together with ordinary clerical and bookkeeping services. For providing administrative services, Funds Management is entitled to receive an annual fee of up to 0.15% of each Portfolio's average daily net assets.

     With respect to the predecessor Norwest portfolios, Forum Financial Services, Inc. and/or Forum Administrative Services, LLC (collectively, "Forum") managed all aspects of the operation of the portfolios.

     For the periods indicated below, the following Portfolios paid the following dollar amounts to Funds Management/Wells Fargo Bank and Forum for administration fees:

                                 Year Ended             Year Ended
                                  05/31/02               05/31/01
       Portfolios             Funds Management   Wells Fargo/Funds Mgmt.
       ----------             ----------------   -----------------------

Growth Portfolio                  $127,845               $36,344
Growth Balanced Portfolio         $163,666               $74,617
Growth and Income Portfolio       $ 69,005               $     0

                                 Year Ended
                                  05/31/00
      Portfolio                 Wells Fargo
      ---------                 -----------
Growth Portfolio                   $24,199
Growth Balanced Portfolio          $24,972
Growth and Income Portfolio        $13,840

     Distributor. Stephens Inc. ("Stephens" or the "Distributor"), located at 111 Center Street, Little Rock, Arkansas 72201, serves as the distributor for the Portfolios. The Portfolios have adopted a distribution plan (a "Plan") under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Plan was adopted by the Trust's Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Portfolios and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, each Portfolio pays Stephens, on a monthly basis, an annual fee of up to 0.75% of its average daily net assets, as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the Portfolios is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Portfolio shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     The predecessor portfolios had retained Forum as distributor for each portfolio pursuant to a distribution plan. The distribution plan authorized monthly payments at an annual rate of up to 0.75% of each portfolio's average daily net assets.

     For the year ended May 31, 2002, the Portfolios paid Stephens the following fees for distribution-related services:

                                                        Printing &                    Compensation
                                                         Mailing      Underwriters        to
          Portfolio             Total    Advertising   Prospectuses   Compensation   Broker/Dealers
          --------            --------   -----------   ------------   ------------   --------------
Growth Portfolio              $426,149       $0             $0          $426,149           $0

Growth Balanced Portfolio     $545,553       $0             $0          $545,553           $0

Growth and Income Portfolio   $230,017       $0             $0          $230,017           $0

     General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Portfolio, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, act as selling agents for the Portfolios' shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Trustees have concluded that the Plan is reasonably likely to benefit the Portfolios and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Portfolios are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Portfolio assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Portfolios, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Portfolio shares.

     Custodian. Wells Fargo Bank MN, located at 6th & Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Portfolio. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Portfolio, and pays all expenses of each Portfolio. For its services as Custodian, Wells Fargo Bank MN is entitled to receive an annual fee of 0.02% of the average daily net assets of each Portfolio.

     Fund Accountant. Forum Accounting Services, LLC ("Forum Accounting"), located at Two Portland Square, Portland, Maine 04101, serves as fund accountant for the Portfolios. For its services as fund accountant, Forum Accounting is entitled to receive a monthly base fee per Portfolio of $5,000. Forum Accounting is also entitled to receive an annual fee equal to 0.0025% of the average daily net assets of each Portfolio. The Portfolios' contract with Forum Accounting expires on December 31, 2002.

     The Board has approved PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, to serve as the fund accountant for the Portfolios beginning January 1, 2003, or such later date as the officers of the Trust determine is necessary to transition services from Forum Accounting to PFPC. Management intends to transition the accounting services to PFPC in stages, and the transition is expected to be completed by the end of the first quarter of 2003. Once the transition is complete, for its services as fund accountant, PFPC is expected to receive the annual asset based Fund Complex fee listed in the chart below.

--------------------------------------------------
Average Fund Complex
  Daily Net Assets         Annual Asset Based Fees
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    $0-90 billion                  0.0057%
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   $90-$95 billion                 0.0047%
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greater than $95 billion           0.0040%
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Each Portfolio's share of the annual asset based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds, including the Portfolios, in the complex. Finally, PFPC will be entitled to receive certain out-of-pocket costs.

     Transfer and Dividend Disbursing Agent. Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as Transfer and Dividend Disbursing Agent for the Portfolios. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive an annual based fee from the Fund Complex.

     Underwriting Commissions. Stephens serves as the principal underwriter distributing securities of the Portfolios on a continuous basis. Forum served as underwriter of the predecessor Norwest portfolios. For the fiscal year ended May 31, 2002, the Portfolios paid (in the aggregate) $2,152,973 to Stephens in underwriting commissions, and Stephens retained $627,93. For the fiscal year ended May 31, 2001, the Portfolios paid (in the aggregate) $1,975,840 to Stephens in underwriting commissions, and Stephens retained $0. For the fiscal years ended May 31, 2000, the Portfolios and their predecessor portfolios did not pay any underwriting commissions.

     Code of Ethics. The Fund Complex, the Adviser and the Sub-Adviser each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means
(i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Portfolio. The codes of ethics for the Fund Complex, Adviser and Sub-Adviser are on public file with, and are available from, the SEC.

                            PERFORMANCE CALCULATIONS

     The Portfolios may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Portfolio or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Portfolio's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Portfolio may be useful in reviewing the performance of such Portfolio and for providing a basis for comparison with investment alternatives. The performance of a Portfolio, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Portfolio. Annual and Semi-Annual Reports for the Portfolios may contain additional performance information, and are available free of charge upon request.

     Average Annual Total Return. The Portfolios may advertise certain total return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV. Average annual total return information for the fiscal year ended May 31, 2002 is incorporated by reference to the Portfolios' Annual Report.

     Average Annual Total Return (After Taxes on Distributions). As and to the extent required by the SEC, the Portfolio's average annual total returns (after taxes on distributions) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Portfolio distributions but without redemption of Portfolio shares ("ATV//D//") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ATV//D//.

     Average Annual Total Return (After Taxes on Distributions and Redemption). As and to the extent required by the SEC, the Portfolio's average annual total returns (after taxes on distributions and redemption) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Portfolio distributions and redemption of Portfolio shares ("ATV//DR//"), of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ATV//DR//.

     All of the above average annual total return information, along with the before-tax average annual total returns for an appropriate broad-based index, for the calendar year ended December 31, 2001 is presented in the Prospectus.

     From time to time and only to the extent the comparison is appropriate for a Portfolio, the Trust may quote the performance or price-earnings ratio of a Portfolio in advertising and other types of literature as compared to the performance of managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities, or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria.

     Any such comparisons may be useful to investors who wish to compare past performance of the Portfolios with the performance of a Portfolio's competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker-dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a Portfolio: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Portfolio; (ii) other government statistics; (iii) the effect of tax-deferred compounding on the investment returns of a Portfolio or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Portfolio (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Portfolio invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of a Portfolio with respect to the particular industry or sector.

     The Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Funds Management and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Trust also may discuss in advertising and other types of literature that a Portfolio has been assigned a rating by an NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by a Portfolio. The assigned rating would not be a recommendation to purchase, sell or hold a Portfolio's shares since the rating would not comment on the market price of a Portfolio's shares or the suitability of a Portfolio for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Portfolio or its investments. The Trust may compare the performance of a Portfolio with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Portfolio's past performance with other rated investments.

     From time to time, a Portfolio may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as Shareholder Servicing Agent for the Wells Fargo Funds Trust, provides various services to their customers that are also shareholders of the Portfolios. These services may include access to Wells Fargo Funds Trust's account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Portfolios through ATMs and the availability of combined Wells Fargo Bank and Wells Fargo Funds Trust account statements."

     The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's Adviser and the total amount of assets and mutual fund assets managed by Funds Management. As of June 30, 2002, Funds Management and its affiliates managed over $169 billion in actual fund assets.

     The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an online application for a mutual fund account that can be filled out completely through Electronic Channels.

Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

     NAV per share for each Portfolio is determined as of the close of regular trading at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Portfolios' shares.

     Each Portfolio's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest bid quotations. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. A Portfolio may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Portfolio calculates its NAV that materially affects the value of the security.

     Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Portfolios may be purchased on any day the Portfolios are open for business. Each Portfolio is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas

Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Portfolio received before such Portfolio's NAV calculation time generally are processed at such time on that Business Day. Purchase Orders received after a Portfolio's NAV calculation time generally are processed at such Portfolio's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Portfolios will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Portfolios may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Portfolios. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Portfolios will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Portfolio and that such Portfolio receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Portfolio; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     The Portfolios reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Portfolio for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Portfolio as provided from time to time in the Prospectus.

     Purchases and Redemptions for Existing Wells Fargo Funds Account Holders Via the Internet. Shareholders of the Portfolios with an existing Wells Fargo Funds account may purchase additional shares of the Portfolios that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com for further details.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Portfolio shares in addition to those fees described in the Prospectus in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Portfolio shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Portfolio's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Reduced Sales Charges for Employees of the Transfer Agent. Employees of BFDS, transfer agent for the Trust, may purchase WealthBuilder Portfolio shares at NAV.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trustees and the supervision of the Adviser, the Portfolios' Sub-Adviser is responsible for each Portfolio's investment portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Portfolios also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Portfolio's investment portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Portfolio may purchase securities from underwriting syndicates of which Stephens or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealers including, to the extent and in the manner permitted by applicable law, Stephens or affiliated brokers. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     In placing orders for portfolio securities of a Portfolio, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the Sub-Adviser's trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Portfolio's investment portfolio transaction, give preference to a dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which the Sub-Adviser places securities transactions for a Portfolio may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Portfolios.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor when the Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Portfolios whenever such changes are believed to be in the best interests of the Portfolios and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Portfolio's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Portfolios, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may result in adverse tax consequences to a Portfolio's shareholders. Portfolio turnover rate is not a limiting factor when the adviser deems portfolio changes appropriate.

     Brokerage Commissions. For the fiscal year ended May 31, 2002, the Portfolios paid a total of $8,865 in brokerage commissions on portfolio transactions. No commissions were paid to affiliated brokers.

                               PORTFOLIO EXPENSES

     From time to time, Funds Management may waive fees from the Portfolios in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Portfolio's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Portfolio; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Portfolio's shares; and pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Portfolios are charged against a Portfolio's assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Portfolios, in a manner proportionate to the net assets of each Portfolio, on a transactional basis, or on such other basis as the Trustees deem equitable.

                                      TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Portfolios. This section of the SAI includes additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. A shareholder's tax treatment may vary depending upon his or her particular situation. Except as otherwise noted, a shareholder may be subject to special rules not discussed below if he or she is a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a holder of Portfolio shares through a tax-advantaged account, such as a 401(k) Plan Account or an Individual Retirement Account ("IRA"); a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Portfolio shares as part of a hedge, straddle or conversion transaction; a person that does not hold Portfolio shares as a capital asset or a shareholder subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Portfolios. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular tax consequences to them of an investment in a Portfolio, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     General. The Trust intends to continue to qualify each Portfolio as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Portfolio's shareholders. Each Portfolio will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Portfolio, rather than to the Trust as a whole. Furthermore, each Portfolio will separately determine its income, gains and expenses for federal income tax purposes.

     In order to qualify as a regulated investment company under the Code, each Portfolio must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) attributable to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of (A) cash, government securities and securities of other regulated investment companies, and (B) securities (other than those described in clause (A) limited in respect of any one issuer to an amount not greater than 5% of the Portfolio's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio's assets consists of the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that the Portfolio controls and are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Portfolio may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Portfolio generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its ordinary income and net short-term capital gain, and (b) net tax-exempt income earned in each taxable year. As long as a Portfolio distributes all of its investment company taxable income and net capital gain to its shareholders, it generally will not be subject to federal income taxation on such income and gain.

For this purpose, a Portfolio generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Portfolio may make the distributions in the following taxable year. Furthermore, if a Portfolio declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Portfolio and the shareholders will be treated as if the Portfolio paid the distribution by December 31 of the first taxable year. Each Portfolio intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Portfolio-level federal income taxation of such income and gain. However, no assurance can be given that the Portfolios will not be subject to federal income taxation.

     A Portfolio is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Portfolio's capital loss carryover is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Portfolio-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Portfolios do not expect to distribute such capital gains. The Portfolios cannot carry back or carry forward any net operating losses.

     Equalization Accounting. The Portfolios may use the so-called "equalization accounting method" to allocate a portion of their "earnings and profits," as determined for federal income tax purposes (generally, a Portfolio's undistributed net investment income and realized capital gains, with certain adjustments), to redemption proceeds for such purposes. This method permits the Portfolios to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method will not affect a Portfolio's total returns, it may reduce the amount that the Portfolio would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Portfolio shares on Portfolio distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Portfolios. Therefore, the use of the method may be subject to IRS scrutiny.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Portfolio's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it does not meet certain minimum distribution requirements with respect to such income and gains by the end of each calendar year. Each Portfolio intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Portfolios will not be subject to the excise tax.

     Investment through Underlying Funds. The Portfolios seek to continue to qualify as regulated investment companies by investing substantially all of their assets through the Underlying Funds. Each Underlying Fund intends to continue to qualify as a regulated investment company under the Code as well.

     Taxation of Underlying Fund Investments. In general, if an Underlying Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Underlying Fund has held the disposed securities for more than one year at the time of disposition.

     If an Underlying Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Underlying Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Underlying Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by an Underlying Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Underlying Fund held the debt obligation.

     If an option granted by an Underlying Fund lapses or is terminated through a closing transaction, such as a repurchase by the Underlying Fund of the option from its holder, the Underlying Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Underlying Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by an Underlying Fund pursuant to the exercise of a call option granted by it, the Underlying Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an Underlying Fund pursuant to the exercise of a put option written by it, the Underlying Fund will subtract the premium received from its cost basis in the securities purchased.

     Under Section 1256 of the Code, an Underlying Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts, certain foreign currency contracts, and non-equity, listed options but generally exclude securities futures (as defined in Section 3(a)(55)(A) of the Securities Act of 1934). In this regard, Section 1256 contracts will be deemed to have been sold at market value at the end of each taxable year. Under Section 1256 of the Code, 60% of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

     Foreign exchange gains and losses realized by an Underlying Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Underlying Fund income. Under future Treasury Regulations, any such transactions that are not directly related to an Underlying Fund investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Underlying Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds an Underlying Fund investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Underlying Fund or its shareholders in future years.

     Offsetting positions held by an Underlying Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If an Underlying Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. An Underlying Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Underlying Fund may differ. Generally, to the extent the straddle rules apply to positions established by an Underlying Fund , losses realized by the Underlying Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If an Underlying Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Underlying Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when an Underlying Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations.

     The amount of long-term capital gain an Underlying Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain the Underlying Fund would have had if the Underlying Fund owned a direct interest in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     If an Underlying Fund acquires any equity interest (under proposed Treasury Regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies," or "PFICs"), the Underlying Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. An Underlying Fund cannot pass through to its shareholders any credit or deduction for such taxes and interest charges. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require an Underlying Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Underlying Funds may limit and/or manage their holdings in PFICs to limit their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, an Underlying Fund may incur the tax and interest charges described above in some instances.

     Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Underlying Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Underlying Fund as a regulated investment company might be jeopardized. The Underlying Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Underlying Fund to qualify as a regulated investment company may limit the extent to which an Underlying Fund will be able to engage in swap agreements.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Underlying Funds may involve sophisticated tax rules that may result in income or gain recognition by the Underlying Funds without corresponding current cash receipts. Although the Underlying Funds seek to avoid significant noncash income, such noncash income could be recognized by an Underlying Fund, in which case the Underlying Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, an Underlying Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Taxation of Distributions. For federal income tax purposes, a Portfolio's earnings and profits, described above, are determined at the end of the Portfolio's taxable year and are allocated pro rata over the entire year. Only amounts paid out of earnings and profits qualify as taxable distributions. Accordingly, if during a taxable year a Portfolio's declared distributions exceed the Portfolio's earnings and profits (as determined at the end of the year), only that portion of the Portfolio's distributions during the year which equal the year's earnings and profits will be deemed to have constituted taxable distributions. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Portfolio shares and then capital gain.

     Distributions that are designated by a Portfolio as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Portfolio's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Portfolio shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Portfolio to its shareholders not later than 60 days after the close of the Portfolio's taxable year.

     Some states grant tax-free status to distributions to individual shareholders attributable to a Portfolio's interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by

U.S. Government securities do not generally qualify for tax -free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Portfolio Shares. If a shareholder sells, pursuant to a cash or in-kind redemption or otherwise, or exchanges his or her Portfolio shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares, and long-term capital gain or loss if he or she has held such Portfolio shares for greater than one year at the time of the sale or exchange.

     If a shareholder exchanges or otherwise disposes of Portfolio shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Portfolio or a different regulated investment company, the sales charge previously incurred in acquiring the Portfolio's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, if a shareholder realizes a loss on a disposition of Portfolio shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

     If a shareholder receives a capital gain distribution with respect to any Portfolio share and such Portfolio share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Portfolio share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Foreign Taxes. Amounts realized by a Portfolio on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Portfolio will be eligible to file an election with the IRS pursuant to which the Portfolio may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Portfolio, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Portfolios expect to qualify for this election.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum individual federal income tax rate applicable to ordinary income is 38.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal federal income tax rate applicable to net capital gain generally is 20%; and the maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). A special, lower maximum rate of 18% on net capital gain is available to individuals to the extent the gain is derived from investments held for more than five years. (An even lower rate applies to individuals in some lower federal income tax brackets.) However, the 18% rate only applies to assets acquired after December 31, 2000, unless an election is made to treat certain assets held on January 1, 2001, as having been sold and then reacquired on the same date. If the election is made, the asset will be deemed to be sold at its fair market value and any gain, but not loss, will be recognized. The 18% rate will apply to capital gain distributions by a Portfolio to the extent that the gain is derived from the disposition of a portfolio investment acquired by the Portfolio after December 31, 2000 and was held for more than five years at the time of disposition. Under the Economic Growth and Tax Relief Recovery Act, individual federal income tax rates are set to decrease over the next several years. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 30% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Portfolio shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. Under the Economic Growth and Tax Relief Recovery Act, the rate of backup withholding is set to decrease in future years.

     Tax-Deferred Plans. The shares of the Portfolios are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Portfolio shares through a tax-advantaged plan or account.

     Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Portfolio may be eligible for the dividends-received deduction on Portfolio distributions attributable to dividends received by the Portfolio from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Portfolio attributable to dividends of a domestic corporation will only be eligible for the deduction if (i) the corporate shareholder generally holds the Portfolio shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Portfolio generally holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days (91 days in the case of certain dividends on preferred stock) during the 90 day (180 day) period beginning 45 days (90 days) prior to the date upon which the Portfolio becomes entitled to such dividend income.

     Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Portfolio and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation (each, a "foreign shareholder") generally will be subject to federal income tax withholding (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). This tax generally is not refundable. Withholding will not apply if a distribution paid by the Portfolio to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the foreign shareholder, in which case the reporting and withholding requirements applicable to U.S. persons generally will apply. Special rules apply to foreign partnerships. In general, foreign shareholders are not subject to federal income tax, including withholding tax, on gain realized on the disposition of Portfolio shares and capital gain distributions.

                                  CAPITAL STOCK

     The Portfolios are three of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware business trust on March 10, 1999.

     Most of the Trust's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a fund represents an equal, proportionate interest in a fund with all other shares. Shareholders bear their pro rata portion of the Portfolio's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     All shares of a Portfolio have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Portfolio's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Portfolio involved. Additionally, approval of an advisory contract, since it affects only one Portfolio, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Portfolio, means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a Portfolio represents an equal proportional interest in the Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Portfolio are entitled to receive the assets attributable to that Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular Portfolio or investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below, as of September 4, 2002, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a Portfolio or 5% or more of the voting securities as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Portfolio as a whole.

                      5% Ownership as of September 4, 2002

                                        Type of    Percentage
    Portfolio       Name and Address   Ownership    of Class
-----------------   ----------------   ---------   ----------

GROWTH PORTFOLIO           N/A            N/A          N/A

GROWTH BALANCED            N/A            N/A          N/A
PORTFOLIO

GROWTH AND INCOME          N/A            N/A          N/A
PORTFOLIO

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Portfolio, or is identified as the holder of record of more than 25% of a Portfolio and has voting and/or investment powers, it may be presumed to control such Portfolio.

                                      OTHER

     The Trust's Registration Statement, including the Prospectus and SAI for the Portfolios and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                     COUNSEL

     Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Portfolios' Prospectus.

                              INDEPENDENT AUDITORS

     KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                              FINANCIAL INFORMATION

     The portfolios of investments and audited financial statements for the Portfolios for the year ended May 31, 2002, are hereby incorporated by reference to the Portfolios' Annual Report.

                                    APPENDIX

     The following is a description of the ratings given by S&P and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

     Corporate Bonds

     S&P

     S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

          B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

          CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

          Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

          C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

          D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     Moody's

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment grade securities.

          Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

          C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

     Short-Term Issue Credit Ratings (including Commercial Paper)

          S&P:

          A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

          D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Moody's:

          Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

          Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

          Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

          Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

                             WELLS FARGO FUNDS TRUST
                         File Nos. 333-74295; 811-09253

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits.

     Exhibit
     Number                                  Description
     ------                                  -----------

     (a)           -  Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

     (b)           -  Not Applicable.

     (c)           -  Not Applicable.

     (d)(1)(i)     -  Investment Advisory Agreement with Wells Fargo Funds
                      Management, LLC, incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001.

           (ii)    -  Amended and Restated Fee and Expense Agreement between
                      Wells Fargo Funds Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, filed herewith.

        (2)(i)     -  Investment Sub-Advisory Agreement with Barclays Global
                      Fund Advisors, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Appendix I, incorporated by reference to Post-Effective Amendment No. 37, filed June 13, 2002.

           (ii)    -  Investment Sub-Advisory Agreement with Galliard Capital
                      Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A and Appendix A, incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001.

           (iii)   -  Investment Sub-Advisory Agreement with Peregrine Capital
                      Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002.

           (iv)    -  Investment Sub-Advisory Agreement with Schroder Investment
                      Management North America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Appendix A and Schedule A, filed herewith.

           (v)     -  Investment Sub-Advisory Agreement with Smith Asset
                      Management Group, L.P., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001.

           (vi)    -  Investment Sub-Advisory Agreement with Wells Capital
                      Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Appendix A, Schedule A, and Appendix A to Schedule A, incorporated by reference to Post-Effective Amendment No. 37, filed June 13, 2002.

           (vii)   -  Investment Sub-Advisory Agreement with Dresdner RCM
                      Global Investors, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002.

           (viii)  -  Investment Sub-Advisory Agreement with Golden Capital
                      Management, LLC, incorporated by reference to Post-Effective Amendment No. 23, filed July 1, 2001.

           (ix)    -  Investment Sub-Advisory Agreement with Cadence Capital
                      Management, incorporated by reference to Post-Effective Amendment No. 26, filed September 12, 2001.

     (e)           -  Distribution Agreement along with Form of Selling
                      Agreement, incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001.

     (f)           -  Not Applicable.

     (g)(1)        -  Not Applicable.

        (2)        -  Custody Agreement with Wells Fargo Bank Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Appendix A, filed herewith.

           (i)     -  Delegation Agreement (17f-5) with Wells Fargo Bank
                      Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Exhibit A, incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001.

        (3)        -  Securities Lending Agreement by and among Wells Fargo
                      Funds Trust, Wells Fargo Funds Management, LLC and Wells Fargo Bank Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Exhibit A, filed herewith.

        (4)        -  Custody and Fund Accounting Agreement with State Street
                      Bank and Trust Co., incorporated by reference to Post-Effective Amendment No. 37, filed June 13, 2002.

     (h)(1)        -  Administration Agreement with Wells Fargo Funds
                      Management, LLC, incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001.

        (2)        -  Fund Accounting Agreement with Forum Accounting Services,
                      LLC, incorporated by reference to Post-Effective Amendment No. 9, filed February 1, 2000; Appendix C, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Appendix A, filed herewith.

        (3)        -  Transfer Agency and Service Agreement with Boston
                      Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Schedule A, incorporated by reference to Post-Effective Amendment No. 39, filed July 1, 2002.

        (4)        -  Shareholder Servicing Plan, incorporated by reference to
                      Post-Effective Amendment No. 16, filed October 30, 2000; Appendix A incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001.

        (5)        -  Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment No. 8, filed December 17,
                      1999.

     (i)           -  Legal Opinion, filed herewith.

     (j)(A)        -  Consent of Independent Auditors, filed herewith.

     (j)(1)        -  Power of Attorney, Robert C. Brown, incorporated by
                      reference to Post-Effective Amendment No. 34, filed February 25, 2002.

        (2)        -  Not Applicable.

        (3)        -  Not Applicable.

        (4)        -  Power of Attorney, Thomas S. Goho, incorporated by
                      reference to Post-Effective Amendment No. 34, filed February 25, 2002.

        (5)        -  Power of Attorney, Peter G. Gordon, incorporated by
                      reference to Post-Effective Amendment No. 34, filed February 25, 2002.

        (6)        -  Power of Attorney, W. Rodney Hughes, incorporated by
                      reference to Post-Effective Amendment No. 34, filed February 25, 2002.

        (7)        -  Power of Attorney, Richard M. Leach, incorporated by
                      reference to Post-Effective Amendment No. 34, filed February 25, 2002.

        (8)        -  Power of Attorney, J. Tucker Morse, incorporated by
                      reference to Post-Effective Amendment No. 34, filed February 25, 2002.

        (9)        -  Power of Attorney, Timothy J. Penny, incorporated by
                      reference to Post-Effective Amendment No. 34, filed February 25, 2002.

        (10)       -  Power of Attorney, Donald C. Willeke, incorporated by
                      reference to Post-Effective Amendment No. 34, filed February 25, 2002.

        (11)       -  Power of Attorney, Michael J. Hogan, incorporated by
                      reference to Post-Effective Amendment No. 34, filed February 25, 2002.

        (12)       -  Power of Attorney, Karla M. Rabusch, incorporated by
                      reference to Post-Effective Amendment No. 34, filed February 25, 2002.

     (k)           -  Not Applicable.

     (l)           -  Not Applicable.

     (m)           -  Rule 12b-1 Plan, incorporated by reference to
                      Post-Effective Amendment No. 23, filed July 1, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001 (see Exhibit (e) above for related Distribution Agreement).

     (n)           -  Rule 18f-3 Plan, incorporated by reference to
                      Post-Effective Amendment No. 23, filed July 1, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001.

     (o)           -  Not Applicable.

     (p)(1)        -  Joint Code of Ethics for Funds Trust, Core Trust and
                      Variable Trust, incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001.

        (2)        -  Wells Fargo Funds Management, LLC Code of Ethics,
                      incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001.

        (3)        -  Barclays Global Investors, N.A. Code of Ethics,
                      incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001.

        (4)        -  Dresdner RCM Global Investors, LLC Code of Ethics,
                      incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

        (5)        -  Galliard Capital Management, Inc. Code of Ethics,
                      incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

        (6)        -  Peregrine Capital Management, Inc. Code of Ethics,
                      incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

        (7)        -  Schroder Investment Management North America Inc. Code of
                      Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

        (8)        -  Smith Asset Management Group, L.P. Code of Ethics,
                      incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

        (9)        -  Wells Capital Management Incorporated Code of Ethics,
                      incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

        (10)       -  Cadence Capital Management Code of Ethics, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001.

        (11)       -  Golden Capital Management LLC Code of Ethics, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002.

Item 24.  Persons Controlled by or Under Common Control with the Fund.

          Registrant believes that no person is controlled by or under common control with Registrant.

Item 25.  Indemnification.

          Article V of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section
3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26.  Business and Other Connections of Investment Adviser.

          (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect wholly owned subsidiary of

Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

              To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

          (b) Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), serves as a sub-adviser to various Funds of the Trust and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of BGFA in Parts A and B of this Registration Statement are incorporated by reference herein. The directors and officers of BGFA also serve as directors or officers of BGI. To the knowledge of the Registrant, none of the directors or officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (c) Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of WCM in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of WCM is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (d) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (e) Schroder Investment Management North America Inc. ("Schroder"), serves as sub-adviser to various Funds of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (f) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (g) Smith Asset Management Group, L.P. ("Smith"), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (h) Dresdner RCM Global Investors LLC ("Dresdner"), an indirect, wholly owned subsidiary of Dresdner Bank AG, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of Dresdner in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Dresdner is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (i) Cadence Capital Management ("Cadence") serves as sub-adviser for the core portfolio in which the Large Cap Appreciation Fund invests. The descriptions of Cadence in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cadence is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (j) Golden Capital Management, LLC ("Golden") serves as sub-adviser for the OTC Growth Fund. Golden is entitled to receive fees at the same annual rates as were applicable under the sub-advisory contract with Smith. The descriptions of Golden in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Golden is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (k) Boston Partners Asset Management, L.P. ("Boston Partners") is expected to serve as sub-adviser to the portfolio in which the Large Cap Value Fund is expected to invest upon the Fund's and the portfolio's commencement of operations early next year. The descriptions of Boston Partners in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Boston Partners is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (l) Sutter Advisors LLC ("Sutter") is expected to serve as the sub-adviser to the High Yield Bond Fund upon the Fund's commencement of operations later this year. The descriptions of Sutter in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Sutter is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

Item 27. Principal Underwriters.

          (a) Stephens Inc. ("Stephens"), distributor for the Registrant, also acts as principal underwriter for Barclays Global Investors Funds, Inc., Nations Fund, Inc., Nations Fund Trust, Nations Separate Account Trust, Nations Reserves, Nations Funds Trust, Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Nations Master Investment Portfolio and Wells Fargo Core Trust, all of which are registered open-end management investment companies. Stephens Capital Management, an operating division of Stephens, acts as an investment adviser for certain funds of The Diversified Investors Fund Group, also an open-end management investment company.

          (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (File No. 501-15510).

          (c) Not Applicable.

Item 28. Location of Accounts and Records.

          (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, California 94105.

          (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, California 94105.

          (c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

          (d) Barclays Global Fund Advisors and Barclays Global Investors, N.A. maintain all Records relating to their services as sub-adviser (and through April 12, 2002, as custodian for the Asset Allocation and Index Allocation Funds) at 45 Fremont Street, San Francisco, California 94105.

          (e) Stephens Inc. maintains all Records relating to its services as distributor at 111 Center Street, Little Rock, Arkansas 72201.

          (f) Wells Fargo Bank Minnesota, N.A. maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

          (g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, California 94105.

          (h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402.

          (i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55402.

          (j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 500 Crescent Court, Suite 250, Dallas, Texas 75201.

          (k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.

          (l) Dresdner RCM Global Investors, LLC maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

          (m) Cadence Capital Management maintains all Records relating to its services as investment sub-adviser at 265 Franklin Street, Boston, Massachusetts 02110.

          (n) Golden Capital Management, LLC maintains all Records relating to its services as investment sub-adviser at Five Resource Square, 10715 David Taylor Drive, Suite 150, Charlotte, North Carolina 28262.

          (o) Boston Partners Asset Management, L.P. will maintain all Records relating to its services as investment sub-adviser at 28 State Street, 20th Floor, Boston, Massachusetts 02109.

          (p) Sutter Advisors LLC will maintain all Records relating to its services as investment sub-adviser at 550 California Street, San Francisco, CA 94104.

Item 29.  Management Services.

          Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.  Undertakings. Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 1st day of October, 2002.

                                      WELLS FARGO FUNDS TRUST

                                      By: /s/ Christopher R. Bellonzi
                                          ---------------------------
                                          Christopher R. Bellonzi
                                          Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 46 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature                       Title                              Date
---------                       -----                              ----

           *                   Trustee
--------------------------
Robert C. Brown


           *                   Trustee
--------------------------
Thomas S. Goho


           *                   Trustee
--------------------------
Peter G. Gordon


           *                   Trustee
--------------------------
W. Rodney Hughes


           *                   Trustee
--------------------------
Richard M. Leach


           *                   Trustee
--------------------------
J. Tucker Morse


           *                   Trustee
--------------------------
Timothy J. Penny


           *                   Trustee
--------------------------
Donald C. Willeke


           *                   President
--------------------------     (Principal Executive Officer)
Michael J. Hogan


            *                  Treasurer
--------------------------     (Principal Financial and
Karla M. Rabusch                Accounting Officer)

                                                                  10/1/2002

*By: /s/ Christopher R. Bellonzi
    ---------------------------------
    Christopher R. Bellonzi
    As Attorney-in-Fact
    October 1, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 1st day of October, 2002.

                                           WELLS FARGO CORE TRUST



                                           By: /s/ Christopher R. Bellonzi
                                               -------------------------------
                                               Christopher R. Bellonzi
                                               Assistant Secretary

                             WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                  EXHIBIT INDEX

Exhibit Number                              Description

EX-99.B(d)(1)(ii)   Schedule A to the Amended and Restated Fee and Expense
                    Agreement

EX-99.B(d)(2)(iv)   Appendix A and Schedule A to the Investment Sub-Advisory
                    Agreement with Schroder Investment Management North America
                    Inc.

EX-99.B(g)(2)       Appendix A to the Custody Agreement with Wells Fargo Bank
                    Minnesota, N.A.

EX-99.B(g)(3)       Exhibit A to the Securities Lending Agreement

EX-99.B(h)(2)       Appendix A to the Fund Accounting Agreement with Forum
                    Accounting Services, LLC

EX-99.B(i)          Legal Opinion

EX-99.B(j)(A)       Consent of Independent Auditors